UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22907

Blackstone Real Estate Income Fund II

(Exact name of registrant as specified in charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)

Blackstone Real Estate Income Advisors L.L.C.

Leon Volchyok

345 Park Avenue

New York, NY 10154

(Name and address of agent for service)

With copies to:

Rajib Chanda, Esq.

Sarah E. Cogan, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Registrant’s telephone number, including area code: (212) 583-5000

Date of fiscal year end: December 31, 2017

Date of reporting period: December 31, 2017

Item 1.	Reports to Shareholders.

The Report to Shareholders is attached hereto.

Blackstone

Blackstone Real Estate Income Fund II

Annual Report For the Year Ended December 31, 2017

BLACKSTONE REAL ESTATE INCOME FUND II

Dear BREIF Shareholder,

We are pleased to present this annual shareholder report for Blackstone Real Estate Income Fund II (“Feeder Fund II”) and Blackstone Real Estate Income Master Fund and Subsidiary (the “Consolidated Master Fund”). Blackstone Real Estate Income Fund (“Feeder Fund I”), Feeder Fund II, and the Consolidated Master Fund are collectively referred to as the “Funds” or “BREIF.” This report includes market commentary, performance commentary for the Funds, a listing of the Consolidated Master Fund’s investments and the audited financial statements for Feeder Fund II and the Consolidated Master Fund.

Market Commentary

The commercial mortgage-backed securities (“CMBS”) market finished off a strong year with the heaviest issuance since 2014 and spreads at their tightest level since June 20151. The generally positive macroeconomic backdrop drove bullish sentiment, with risk assets in general (and particularly CMBS) experiencing a healthy rally. After underperforming corporate credit in 2016, investors identified relative value in CMBS as demonstrated by Conduit BBB- (the bottom tier of investment grade tranches) spreads tightening 135 basis points (“bps”) on the year, as compared to 63bps for corporate high-yield debt (“High-yield”)2. We believe CMBS is still attractive relative to High-yield, as High-yield spreads over the past two years have tightened 332bps while Conduit BBB- spreads have tightened 210bps2. Despite elevated CMBS issuance of $97 billion, net supply continued to be negative for the tenth straight year, creating a positive technical for CMBS spread tightening3. Single Asset Single Borrower (“SASB”) issuance increased to $36 billion, up 50% year-over-year, as borrowers capitalized on the opportunity to refinance at lower interest rates4. CMBS issuance could dip in 2018 as the pre-crisis CMBS maturity pipeline shrinks, resulting in fewer assets to refinance.

United States equity and credit markets, like the CMBS market, had a strong year as a result of positive macroeconomic data and the passage of tax reform, which is expected to stimulate growth. Robust corporate earnings and strong second half GDP growth of 2.9% led the S&P 500 to finish the year with a 2017 return of 21.8%5. Despite the Federal Reserve raising interest rates and beginning to end the quantitative easing era, a positive macroeconomic backdrop led investors to position their books aggressively heading into 2018. Market sentiment remains strong with healthy employment figures, low inflation, and all-time low volatility6.

Fund Performance

The chart below illustrates BREIF’s performance relative to its peer group7 during the 6-month, 12- month and three-year periods ending December 31, 2017 and the Fund’s inception-to-date8. During the year 2017, Feeder Fund I and Feeder Fund II experienced net outflows of $55 million and $12 million, respectively. Feeder Fund I net asset value ended the year at $592,691,352, down 1.08%, while Feeder Fund II saw its net asset value increase 5.05% to $322,958,654.

[1]	Commercial Mortgage Alert and JPM Research as of December 31, 2017.
[2]	JPM Research (BBB- spreads) and BAML H0A0 Index (high-yield spreads) as of December 31, 2017.
[3]	BAML Research (Net CMBS Supply) as of December 31, 2017.
[4]	Commercial Mortgage Alert as of December 31, 2017.
[5]	Bloomberg (GDP and SPX Index) as of December 31, 2017.
[6]	Bloomberg (VIX Index) as of December 31, 2017. The collateral for a SASB security is one loan to a single borrower backed by one or multiple properties that are generally cross-collateralized and cross-defaulted.
[7]	Peer Group selected by Morningstar, Inc. with input from BREIF’s investment manager. Due to 15c changes, the Peer Group now references nine funds, while the Peer Group referenced eleven funds for the year ended December 31, 2017.
[8]	Inception date of April 1, 2014. Peer Group excludes funds that were launched post BREIF inception.

1

Total Return[9]
	Feeder Fund I	Feeder Fund II		Peer Group[7]
		Advisor - Class I	Institutional - Class II
6 Months	2.67%	2.99%	3.14%	2.31%
12 Months	8.39%	8.90%	9.18%	6.73%
3 Years	4.69%	5.19%	5.47%	3.02%
ITD[8]	4.30%	4.81%	5.07%	3.78%

NET ASSETS
	December 2015	December 2016	December 2017	12/31/17 vs. 12/31/16 Change (%)
Net Asset Value
Feeder Fund I	$620,435,843	$599,139,112	$592,691,352	(1.08%)
Feeder Fund II	$199,330,286	$307,440,432	$322,958,654	5.05%

NAV per Share
Feeder Fund I	$1,011.56	$959.96	$999.96	4.17%
Feeder Fund II
Advisor - Class I	$1,009.08	$956.41	$995.44	4.08%
Institutional - Class II	$1,016.01	$966.22	$1,006.29	4.15%

Performance Drivers

BREIF’s investments in SASB floating-rate securities provided the highest positive return during the 12-month period ended December 31, 2017, as purchases in this sector rallied due to the attractiveness of owning floating rate securities in a rising interest rate environment. Additionally, BREIF’s investments in fixed rate, post-crisis conduit bonds provided strong returns as spread products in general saw considerable tightening in 2017. Portfolio laggards included BREIF’s investments in CMBX, which underperformed due to an early 2017 sell-off that was primarily driven by concerns of over exposure to retail within specific CMBX indices. The position was exited during the first quarter of 2017. Overall, BREIF outperformed its Peer Group over the last twelve months with strong credit selection, low exposure to retail properties and an interest rate hedged portfolio.

Portfolio Positioning

The Fund shifted its strategy in the fourth quarter of 2017 as there was more clarity around tax reform and seasonal factors became more constructive heading into year-end. We believe tax reform will be a catalyst for a further rally in risk assets during the first half of 2018 and CMBS should be a beneficiary. We are selective in certain asset classes: the retail outlook remains sluggish and valuations on certain sub-sectors are at the tight end of recent ranges. We continue to find value in a handful of sectors, including CMBX, which remains attractive after lagging the performance of CMBS conduit cash bonds10. Lately we have increased our exposure to recent vintage CMBX BBB- tranches as the index may revert to outperforming cash bonds. We have rotated our portfolio into relatively attractive, higher yielding securities that may appreciate and pruned investments with limited upside.

[7]	Peer Group selected by Morningstar, Inc. with input from BREIF’s investment manager. Due to 15c changes, the Peer Group now references nine funds, while the Peer Group referenced eleven funds for the year ended December 31, 2017.
[8]	Inception date of April 1, 2014. Peer Group excludes funds that were launched post BREIF inception.
[9]	Total return is calculated assuming a purchase of common shares at the opening on the first day and a repurchase at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total returns do not reflect brokerage commissions or early repurchase reductions, if any.
[10]	CMBX spreads provided by JPM, derived from Markit closing prices. Cash bond valuations provided by JPM through Pricing Direct as of December 31, 2017.

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Blackstone Real Estate Income Fund II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Blackstone Real Estate Income Fund II (the “Fund”), as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion

Deloitte & Touche LLP

New York, New York

February 27, 2018

We have served as the auditor of one or more investment companies within the group of investment companies since 2010.

3

Blackstone Real Estate Income Fund II

Statement of Assets and Liabilities

As of December 31, 2017

Assets:
Investment in Consolidated Master Fund, at fair value	$328,323,183
Cash	1,100,103
Receivable from Investment Manager	110,125
Other assets	29,695

Total assets	329,563,106

Liabilities:
Income distribution payable	566,076
Payable for shares repurchased	4,847,492
Payable for service fees	24
Subscriptions received in advance	1,100,000
Accrued expenses	90,860

Total liabilities	6,604,452

Net assets	$322,958,654

Components of Net Assets:
Paid-in capital	$322,289,951
Undistributed net investment income	1,387,851
Accumulated net realized loss	(4,072,084)
Net unrealized appreciation	3,352,936

Net assets	$322,958,654

Net Asset Value:
Advisor Class I Shares
Net Assets	$59,634
Shares of beneficial interest outstanding, $0.001 par value, unlimited shares authorized	59.907

Net asset value per share	$995.44

Institutional Class II Shares
Net Assets	$322,899,020
Shares of beneficial interest outstanding, $0.001 par value, unlimited shares authorized	320,880

Net asset value per share	$1,006.29

See Notes to Financial Statements.

4

Blackstone Real Estate Income Fund II

Statement of Operations

For the Year Ended December 31, 2017

Investment Income and Expenses Allocated from Consolidated Master Fund:
Interest	$29,475,480
Dividends	85,541
Expenses excluding Incentive Fees	(8,755,769)
Incentive Fees	(4,874,836)

Net investment income allocated from Consolidated Master Fund	15,930,416

Fund Interest:	334
Fund Expenses:
Service fees	145
Registration fees	67,232
Printing and postage fees	68,784
Professional fees	52,901
Miscellaneous	11,087

Total Fund expenses	200,149

Less expenses reimbursed by Investment Manager	(26,241)

Net Fund Expenses	173,908

Net investment income	15,756,842

Net Realized and Unrealized Gain (Loss) Allocated from Consolidated Master Fund:
Net realized gain (loss) from:
Investments in securities	7,478,062
Securities sold short	2,046,855
Forward foreign currency exchange contracts	3,118,475
Foreign currency transactions	(2,097,912)
Options written	85,856
Swap contracts	(3,121,086)

Net realized gain	7,510,250

Net change in unrealized appreciation (depreciation) on:
Investments in securities	6,430,186
Securities sold short	(3,008,438)
Forward foreign currency exchange contracts	(4,728,378)
Foreign currency translations	2,107,634
Swap contracts	3,382,396

Net change in unrealized appreciation	4,183,400

Net realized and unrealized gain	11,693,650

Net increase in net assets resulting from operations	$27,450,492

See Notes to Financial Statements.

5

Blackstone Real Estate Income Fund II

Statement of Changes in Net Assets

	Year Ended 12/31/2017	Year Ended 12/31/2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$15,756,842	$11,799,363
Net realized gain (loss)	7,510,250	(2,855,046)
Net change in unrealized appreciation (depreciation)	4,183,400	(219,011)

Net increase in net assets resulting from operations	27,450,492	8,725,306

Distributions:
Distributions from net investment income to shareholders:
Advisor Class I Shares	(2,630)	(3,683)
Institutional Class II Shares	(15,014,762)	(19,717,065)

Total distributions to shareholders	(15,017,392)	(19,720,748)

Capital Transactions:
Shareholder subscriptions:
Institutional Class II Shares	21,591,500	117,007,591
Shareholder reinvestments:
Advisor Class I Shares	2,630	3,683
Institutional Class II Shares	12,817,852	16,162,085
Shareholder repurchases:
Institutional Class II Shares	(31,343,327)	(14,089,070)

Net increase in net assets resulting from capital transactions	3,068,655	119,084,289

Early withdrawal fees	16,467	21,299

Net increase in net assets	15,518,222	108,110,146

Net Assets:
Beginning of period	307,440,432	199,330,286

End of period	$322,958,654	$307,440,432

Undistributed net investment income	$1,387,851	$2,854,963

Change in Shares Outstanding:
Advisor Class I Shares
Beginning of period	57	53
Reinvestment in Shares	3	4

End of period	60	57

Institutional Class II Shares
Beginning of period	318,133	196,136
Shares issued for shareholder subscriptions	21,338	119,719
Reinvestment in Shares	12,781	16,698
Shares repurchased	(31,372)	(14,492)

End of period	320,880	318,133

See Notes to Financial Statements.

6

Blackstone Real Estate Income Fund II

Financial Highlights

(For Shares Outstanding Throughout the Period)

	Advisor—Class I
	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014(a)
Net Asset Value, Beginning of Period	$956.41	$1,009.08	$1,003.21	$1,000.00
Income From Investment Operations:
Net investment income(b)	49.65	42.85	33.25	13.60
Net realized and unrealized gain (loss)	34.53	(28.16)	18.85	10.86

Net income from investment operations	84.18	14.69	52.10	24.46

Less Distributions:
Distribution of net investment income to shareholders	(45.15)	(67.36)	(41.08)	(21.25)
Distribution of net realized capital gains to shareholders	—	—	(5.15)	—

Total Distributions	(45.15)	(67.36)	(46.23)	(21.25)

Early Withdrawal Fees	—	—	—	—

Net Asset Value, End of Period	$995.44	$956.41	$1,009.08	$1,003.21

Total Return on Net Asset Value	8.90%	1.60%	5.20%	2.45	%(c)

Ratios to Average Net Assets:
Expenses to average net assets for the Feeder Fund II before reimbursement from Investment Manager and allocated Incentive Fees(e)	4.19%	4.33%	4.36%	4.56	%(d)
Allocated Incentive Fees to average net assets of the Feeder Fund II	1.54%	0.43%	0.94%	0.54	%(d)

Total expenses to average net assets for the Feeder Fund II before reimbursement from Investment Manager(e)	5.73%	4.76%	5.30%	5.10	%(d)

Reimbursement from Investment Manager(f)	(1.09)%	(1.11)%	(1.38)%	(1.36	)%(d)

Total expenses to average net assets for the Feeder Fund II after reimbursement from Investment Manager(e)	4.64%	3.65%	3.92%	3.74	%(d)

Net investment income gross of Incentive Fees to average net assets for the Feeder Fund II	6.55%	4.86%	4.17%	2.34	%(d)

Net investment income to average net assets of the Feeder Fund II	5.01%	4.43%	3.23%	1.80	%(d)

Supplementary Data:
Net assets, end of period (in thousands)	$60	$55	$54	$51

Portfolio turnover(g)	85%	26%	41%	31	%(h)

(a)	For the period April 1, 2014 (commencement of investment operations) through December 31, 2014.
(b)	Calculated using average shares outstanding during the period.
(c)	Total Return has not been annualized.
(d)	Financial ratios have been annualized.
(e)	Includes the Feeder Fund II’s share of the Consolidated Master Fund’s allocated expenses.
(f)	The reimbursement includes expenses incurred by the Feeder Fund II and the Consolidated Master Fund. See Note 4.
(g)	The Feeder Fund II is invested solely in the Consolidated Master Fund, therefore this ratio reflects the portfolio turnover for the Consolidated Master Fund.
(h)	Percentage represents the results for the period presented and are not annualized.

See Notes to Financial Statements.

7

Blackstone Real Estate Income Fund II

Financial Highlights

(For Shares Outstanding Throughout the Period)

	Institutional—Class II
	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2015	Year Ended 12/31/2014(a)
Net Asset Value, Beginning of Period	$966.22	$1,016.01	$1,004.19	$1,000.00
Income From Investment Operations:
Net investment income(b)	50.37	43.56	38.21	15.91
Net realized and unrealized gain (loss)	37.25	(25.98)	16.54	10.22

Net income from investment operations	87.62	17.58	54.75	26.13

Less Distributions:
Distribution of net investment income to shareholders	(47.60)	(67.45)	(38.78)	(21.94)
Distribution of net realized capital gains to shareholders	—	—	(4.20)	—

Total distributions	(47.60)	(67.45)	(42.98)	(21.94)

Early Withdrawal Fees	0.05	0.08	0.05	—

Net Asset Value, End of Period	$1,006.29	$966.22	$1,016.01	$1,004.19

Total Return on Net Asset Value	9.18%	1.88%	5.46%	2.62	%(c)

Ratios to Average Net Assets:
Expenses to average net assets for the Feeder Fund II before reimbursement from Investment Manager and allocated Incentive Fees(e)	3.93%	4.09%	4.11%	4.31	%(d)
Allocated Incentive Fees to average net assets of the Feeder Fund II(e)	1.56%	0.47%	0.76%	0.48	%(d)

Total expenses to average net assets for the Feeder Fund II before reimbursement from Investment Manager(e)	5.49%	4.56%	4.87%	4.79	%(d)

Reimbursement from Investment Manager(f)	(1.09)%	(1.11)%	(1.34)%	(1.36	)%(d)

Total expenses to average net assets for the Feeder Fund II after reimbursement from Investment Manager(e)	4.40%	3.39%	3.53%	3.43	%(d)

Net investment income gross of Incentive Fees to average net assets for the Feeder Fund II	6.58%	4.92%	4.46%	2.59	%(d)

Net investment income to average net assets of the Feeder Fund II	5.03%	4.45%	3.70%	2.11	%(d)

Supplementary Data:
Net assets, end of period (in thousands)	$322,899	$307,386	$199,276	$102,680

Portfolio turnover(g)	85%	26%	41%	31	%(h)

(a)	For the period April 1, 2014 (commencement of investment operations) through December 31, 2014.
(b)	Calculated using average shares outstanding during the period.
(c)	Total Return has not been annualized.
(d)	Financial ratios have been annualized.
(e)	Includes the Feeder Fund II’s share of the Consolidated Master Fund’s allocated expenses.
(f)	The reimbursement includes expenses incurred by the Feeder Fund II and the Consolidated Master Fund. See Note 4.
(g)	The Feeder Fund II is invested solely in the Consolidated Master Fund, therefore this ratio reflects the portfolio turnover for the Consolidated Master Fund.
(h)	Percentage represents the results for the period presented and are not annualized.

See Notes to Financial Statements.

8

Blackstone Real Estate Income Fund II

Notes to Financial Statements

For the Year Ended December 31, 2017

1. Organization

Blackstone Real Estate Income Fund II (the “Feeder Fund II”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a continuously offered non-diversified, closed-end management investment company. The Feeder Fund II commenced investment operations on April 1, 2014. The Feeder Fund II’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments. The Feeder Fund II pursues its investment objective by investing substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund”), a Delaware statutory trust registered under the 1940 Act as a closed-end management investment company with the same investment objective and substantially the same investment policies as the Feeder Fund II. The Master Fund consolidates a wholly-owned subsidiary, Blackstone Real Estate Income Master Fund (Cayman) Ltd. (the “Subsidiary” and together with the Master Fund, the “Consolidated Master Fund”).

The investment manager of the Consolidated Master Fund and the Feeder Fund II is Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), an investment advisor registered under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member thereof, a “Trustee”) of the Consolidated Master Fund and the Feeder Fund II supervises the conduct of the Consolidated Master Fund’s and the Feeder Fund II’s affairs and, pursuant to their investment management agreements, has engaged the Investment Manager to manage the Consolidated Master Fund’s and the Feeder Fund II’s day-to-day investment activities and operations.

The Consolidated Master Fund’s financial statements, which are attached hereto, are an integral part of these financial statements and should be read in conjunction with the Feeder Fund II’s financial statements. At December 31, 2017, Feeder Fund II held an approximately 35% ownership interest in the Consolidated Master Fund.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Feeder Fund II.

2. Summary of Significant Accounting Policies

Basis of Presentation

The Feeder Fund II is an investment company in accordance with Accounting Standards Codifications 946, Financial Services—Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies.

The Feeder Fund II’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars, unless otherwise noted.

The preparation of financial statements in conformity with U.S. GAAP requires the Investment Manager to make estimates and assumptions that affect the amounts in the financial statements and accompanying notes. The Investment Manager believes that the estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results may differ from these estimates.

Investment in Consolidated Master Fund and Fair Value Measurement

The Feeder Fund II’s investment in the Consolidated Master Fund is recorded at fair value and is based upon the Feeder Fund II’s percentage ownership of the net assets of the Consolidated Master Fund. The

9

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2017

performance of the Feeder Fund II is directly affected by the performance of the Consolidated Master Fund. See Note 2 to the Consolidated Master Fund’s Financial Statements for the determination of fair value of the Consolidated Master Fund’s investments.

Investment Transactions and Related Investment Income and Expense

Investment transactions are accounted for on a trade date basis. The Feeder Fund II’s net investment income or loss consists of the Feeder Fund II’s pro-rata share of the net investment income or loss of the Consolidated Master Fund, less all expenses of the Feeder Fund II. Realized and unrealized gains and losses from sale of investments consist of the Feeder Fund II’s pro-rata share of the Consolidated Master Fund’s realized and unrealized gains and losses.

Cash

As of December 31, 2017, the Feeder Fund II held $1,100,103 at a major U.S. bank.

Contingencies

Under the Feeder Fund II’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), the Feeder Fund II’s officers and each Trustee are indemnified against certain liabilities that may arise out of the performance of their duties to the Feeder Fund II. Additionally, in the normal course of business, the Feeder Fund II may enter into contracts that contain a variety of representations and indemnification obligations and expects the risk of loss to be remote.

Income Taxes

The Feeder Fund II’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its investment company net taxable investment income and net capital gain realized on investments to its shareholders. Therefore, no federal income tax provision is required. The Feeder Fund II plans to file U.S. Federal and various state and local tax returns.

For the open tax years and all major jurisdictions, management of the Feeder Fund II has concluded that there are no uncertain tax positions that would require recognition in the consolidated financial statements. No income tax returns are currently under examination. The statute of limitations on the Feeder Fund II’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2014 through December 31, 2017.

Dividends and Distributions to Shareholders

Dividends from net investment income are expected to be declared and paid quarterly. Distributions from capital gains are expected to be declared and paid at least annually. Dividends and capital gain distributions paid by the Feeder Fund II will be reinvested in additional common shares of beneficial interest, par value $0.001 per share, of the Feeder Fund II (“Shares”), unless a shareholder elects not to reinvest in Shares or is otherwise ineligible. Shares purchased by reinvestment are issued at their net asset value on the next valuation date following the ex-dividend date.

3. Fund Terms

Issuance of Shares

The Feeder Fund II offers its Shares on a best efforts basis pursuant to a continuous offering registered with the Securities and Exchange Commission. The Feeder Fund II will issue Shares to eligible investors as of the

10

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2017

first business day of the month or at such other times as determined by the Board upon receipt and acceptance of an initial or additional application for Shares. The Feeder Fund II reserves the right to reject any applications for subscriptions of Shares. Shares are subject to a maximum sales load of up to 3.00%. No public market exists for the Shares, and none is expected to develop. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Feeder Fund II’s Declaration of Trust.

Repurchase of Shares

The Feeder Fund II may, from time to time, offer to repurchase a portion of its outstanding Shares pursuant to written tenders by shareholders. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. Shareholders who tender Shares within the 12-month period following acquisition will be subject to an early withdrawal fee of 2.00% of the aggregate net asset value of the Shares repurchased by the Feeder Fund II. The early withdrawal fees for the Feeder Fund II for the year ended December 31, 2017 were $16,467. In determining whether the Feeder Fund II should repurchase Shares from shareholders pursuant to written tenders, the Feeder Fund II’s Board will consider the Investment Manager’s recommendations. The Investment Manager expects that generally it will recommend to the Feeder Fund II’s Board that the Feeder Fund II offer to repurchase Shares from shareholders on a quarterly basis. Since the Feeder Fund II’s assets consist primarily of its investment in the Consolidated Master Fund, the ability of the Feeder Fund II to have its Shares in the Consolidated Master Fund repurchased is subject to the Consolidated Master Fund’s repurchase policy.

The timing, terms and conditions of any particular repurchase offer may vary at the sole discretion of the Board. Repurchase offers will generally commence approximately 95 days prior to the last day of March, June, September and December each year (each such last date is referred to as a “Tender Valuation Date”) and remain open for approximately 30 calendar days.

4. Investment Manager Fees and Other Related Party Transactions

Management Fee

The Consolidated Master Fund pays the Investment Manager an aggregate fixed management fee (the “Management Fee”), payable quarterly in arrears on the last business day of each quarter. The Management Fee accrues monthly at an annual rate of 1.50% of the Consolidated Master Fund’s Managed Assets at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Consolidated Master Fund shares or any distributions by the Consolidated Master Fund. The Management Fee will reduce the net asset value of the Consolidated Master Fund (and indirectly, of the Feeder Fund II) as of the end of the accounting period in which it is payable and after the calculation of the Management Fee. The Management Fee for any period less than a full quarter will be prorated. Effective October 1, 2014 through December 31, 2018, the Investment Manager agreed to temporarily reduce its Management Fee to an annualized rate of 0.75% of the Consolidated Master Fund’s Managed Assets (“the Management Fee Waiver”). The Investment Manager may, in its sole discretion and at any time (including prior to December 31, 2018), elect to extend, terminate or modify its voluntary waiver. The Investment Manager will not charge the Feeder Fund II a Management Fee as long as substantially all of the assets of the Feeder Fund II are invested in the Consolidated Master Fund. The Feeder Fund II indirectly bears a pro-rata share of the Consolidated Master Fund’s Management Fee, which was $3,378,397, net of the Management Fee Waiver, for the year ended December 31, 2017.

11

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2017

Incentive Fee

The Consolidated Master Fund accrues a performance-based incentive fee (the “Incentive Fee”) on a monthly basis throughout the fiscal year of the Consolidated Master Fund. The Incentive Fee is paid to the Investment Manager promptly after the end of each fiscal year of the Consolidated Master Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Consolidated Master Fund’s Net Capital Appreciation (as defined below) for each Fiscal Period ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carryforward account and any allocated Management Fee expense for such Fiscal Period, without duplication for any Incentive Fees paid during such fiscal year. The Consolidated Master Fund also pays the Investment Manager the Incentive Fee in the event a Fiscal Period is triggered in connection with a repurchase offer by the Consolidated Master Fund. For purposes of calculating the Incentive Fee, “Net Capital Appreciation” means, with respect to any Fiscal Period, the difference, if any, between (x) the sum of (i) the value of the Consolidated Master Fund’s net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period) increased by the dollar amount of the Consolidated Master Fund’s interests repurchased during the Fiscal Period (excluding repurchases as of the last day of the Fiscal Period after determination of the Incentive Fee), (ii) the amount of any dividends, distributions or withdrawals paid to shareholders during the Fiscal Period and not reinvested in the Consolidated Master Fund (excluding any dividends, distributions or withdrawals to be paid as of the last day of the Fiscal Period), and (iii) the Management Fee expense for that Fiscal Period, and (y) the sum of (i) the value of the Consolidated Master Fund’s net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period), increased by the dollar amount of the Consolidated Master Fund’s interests issued during the Fiscal Period (excluding any Shares issued in connection with the reinvestment of dividends and other distributions paid by the Consolidated Master Fund) and (ii) the amount of any subscriptions to the Consolidated Master Fund during that Fiscal Period. All calculations of Net Capital Appreciation will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Consolidated Master Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager’s sole discretion, as appropriate reserves for such expenses. The Investment Manager will not charge the Feeder Fund II an Incentive Fee as long as substantially all of the assets of the Feeder Fund II are invested in the Consolidated Master Fund. The Feeder Fund II indirectly bears a pro-rata share of the Consolidated Master Fund’s Incentive Fee, which was $4,874,836 for the year ended December 30, 2017.

Expense Limitation and Reimbursement

The Investment Manager has voluntarily entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement Agreement”) with the Feeder Fund II to limit the amount of the Feeder Fund II’s Specified Expenses (as defined below) to no more than 0.35% per annum of the Feeder Fund II’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). Specified Expenses includes all expenses incurred in the business of the Feeder Fund II and the Feeder Fund II’s pro-rata share of the expenses incurred in the business of the Consolidated Master Fund, including organizational costs, with the exception of: (i) the Management Fee, (ii) the Incentive Fee, (iii) the Distribution and Service Fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Feeder Fund II or the Consolidated Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager). To the extent that Specified Expenses for the Feeder Fund II (including the Feeder Fund II’s pro-rata share of the Consolidated Master Fund’s Specified Expenses) for any month exceed the Expense Cap, the Investment Manager will waive its fees and/or reimburse the Feeder Fund II for expenses to the extent necessary to eliminate such excess. The Expense Limitation and Reimbursement Agreement cannot be terminated prior to December 31, 2018 without the Board’s consent. The Feeder Fund II has agreed to repay the amounts borne by the Investment Manager under the Expense Limitation and

12

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2017

Reimbursement Agreement within the three year period after the Investment Manager bears the expense, when and if requested by the Investment Manager, but only if and to the extent that the Specified Expenses of the Feeder Fund II (including the Feeder Fund II’s pro-rata share of the Consolidated Master Fund’s Specified Expenses) are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. The Investment Manager may recapture a Specified Expense in any year within the three-year period after the Investment Manager bears the expense. The Investment Manager is permitted to receive such repayment from the Feeder Fund II provided that the reimbursement amount does not raise the level of Specified Expenses of the Feeder Fund II (including the Feeder Fund II’s pro-rata share of the Consolidated Master Fund’s Specified Expenses) in the month the repayment is being made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

As of December 31, 2017, the total repayments that may potentially be made by the Feeder Fund II to the Investment Manager is $744,163, of which $376,077 will expire by December 31, 2018, $138,538 will expire by December 31, 2019, and $229,548 will expire by December 31, 2020.

Distribution Agreement and Service Plan

Blackstone Advisory Partners L.P., an affiliate of the Investment Manager, acts as the distributor of the Shares (the “Distributor”). Pursuant to a distribution agreement between the Feeder Fund II and the Distributor, the Feeder Fund II pays the Distributor a shareholder servicing fee (the “Service Fee”) equal to 0.25% (annualized) of the average net assets of the Feeder Fund II attributable to Advisor Class I Shares, in accordance with the Feeder Fund II’s Service Plan. The Feeder Fund II’s Service Fees was $145 for the year ended December 31, 2017.

5. Federal Tax Information

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Accumulated Net Realized Gain	Distributions in Excess of Net Investment Income	Paid-in Capital
$2,206,562	$(2,206,562)	$0

U.S. GAAP and tax accounting differences primarily relate to derivative financial instrument transactions, foreign currency transactions, and losses on wash sale transactions.

The tax character of distributions declared to shareholders during the year-ended December 31, 2017 were as follows:

Ordinary Income (including any net short-term capital gain)	Net Long Term Capital Gain	Total Distributions
$15,017,392	$0	$15,017,392

13

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2017

The tax character of distributions declared to shareholders during the year-ended December 31, 2016 were as follows:

Ordinary Income (including any net short-term capital gain)	Net Long Term Capital Gain	Total Distributions
$19,720,748	$0	$19,720,748

The tax basis components of distributable earnings of the Feeder Fund II at its tax year-ended December 31, 2017 were:

Undistributed Ordinary Income	Capital Loss Carryforward	Net Unrealized Appreciation (Depreciation)
$1,387,851	$(1,874,293)	$1,155,145

For the year ended December 31, 2017, the Feeder Fund II had unused realized capital loss carryforwards of $1,874,293 which, for federal income tax purposes, can be used to offset future realized capital gains indefinitely.

The Feeder Fund II is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Feeder Fund II files tax returns and/or adopts certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Feeder Fund II’s understanding of the prevailing tax rules of the non-U.S. markets in which it invests. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Feeder Fund II and its investors are taxed prospectively and/ or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Feeder Fund II is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted. The Feeder Fund II’s U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/ or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

6. Administration Agreements

The Consolidated Master Fund and the Feeder Fund II have entered into administration, custody and transfer agency agreements (the “Administration Agreements”) with State Street Bank and Trust Company (“State Street”). State Street and/or its affiliates are responsible for providing administration, custody and transfer agency services for the Consolidated Master Fund and the Feeder Fund II, including, but not limited to: (i) maintaining corporate and financial books and records of the Consolidated Master Fund and the Feeder Fund II, (ii) providing administration services and (iii) performing other accounting and clerical services necessary in connection with the administration of the Consolidated Master Fund and the Feeder Fund II. The services performed by State Street may be completed by one or more of its affiliated companies.

14

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2017

7. Financial Instruments and Off-Balance Sheet Risk

Market Risk: In the normal course of business, the Consolidated Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Consolidated Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Consolidated Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Derivatives Risks: The Consolidated Master Fund enters into derivatives transactions which may include, without limitation, options contracts, futures contracts, options on futures contracts, forward contracts, interest rate swaps, total return swaps, credit default swaps and other swap agreements for investment, hedging or leverage purposes. The Consolidated Master Fund’s use of derivative instruments may be particularly speculative and involves investment risks and transaction costs to which the Consolidated Master Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Consolidated Master Fund’s initial investment in the derivatives. Thus, the use of derivatives may result in losses in excess of principal or greater than if they had not been used. The ability to successfully use derivative instruments depends on the ability of the Investment Manager. The skills needed to employ derivatives strategies are different from those needed to select portfolio security and, in connection with such strategies, the Investment Manager must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate.

Credit and Counterparty Risk: The Consolidated Master Fund will be subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter (“OTC”) instruments) entered into by the Consolidated Master Fund. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Consolidated Master Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivatives, the Consolidated Master Fund assumes the risks that theses counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. As a result, concentration of such derivatives in any one counterparty would subject the Consolidated Master Fund to an additional degree of risk with respect to defaults by such counterparty. The Investment Manager will monitor the creditworthiness of counterparties in order to evaluate that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Consolidated Master Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Consolidated Master Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Consolidated Master Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Consolidated Master Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Currently, certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted

15

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued)

For the Year Ended December 31, 2017

for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Consolidated Master Fund. Cash collateral that has been pledged to cover obligations of the Consolidated Master Fund under derivative financial instrument contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Liquidity Risk: Some securities held by the Consolidated Master Fund may be difficult to sell, or illiquid, during times of market turmoil or otherwise. Illiquid securities may also be difficult to value. If the Consolidated Master Fund is forced to sell an illiquid asset to meet repurchase requests or other cash needs, the Consolidated Master Fund may be forced to sell at a loss or at a price lower than it could have otherwise received.

Non-Diversification Risk: The Consolidated Master Fund is classified as a “non-diversified” investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Consolidated Master Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

Additional risks associated with each type of investment are described within the respective security type notes. The Feeder Fund II’s prospectus includes a discussion of the principal risks of investing in the Feeder Fund II and indirectly in the Consolidated Master Fund.

8. Subsequent Events

The Investment Manager has evaluated the impact of subsequent events through the date of financial statement issuance, and determined there were no subsequent events outside the normal course of business requiring adjustment to or disclosure in the financial statements.

16

Blackstone Real Estate Income Fund II

Supplemental Information

December 31, 2017 (Unaudited)

Form N-Q Filings

The Feeder Fund II files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Feeder Fund II’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Feeder Fund II’s first and third fiscal quarters. The Feeder Fund II’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings and allocations shown on any Form N-Q are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

The Feeder Fund II and the Consolidated Master Fund have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Feeder Fund II and the Consolidated Master Funds’ portfolio securities, and information regarding how the Feeder Fund II and Consolidated Master Fund voted proxies relating to their portfolio securities during the most recent 12-month period ended December 31 is available (1) without charge, upon request, by calling toll free, 1-800-248-1621 and (2) on the SEC’s website at http://www.sec.gov.

Additional Information

The Feeder Fund II registration statement includes additional information about the Trustees of the Consolidated Master Fund. The registration statement is available, without charge, upon request by calling 1-855-890-7725.

17

Board Approval of the Continuance of the Investment Management Agreements

At a joint meeting (the “Meeting”) of the Boards of Trustees (collectively, the “Board” or the “Trustees”) of the Blackstone Real Estate Income Master Fund (the “Master Fund”), Blackstone Real Estate Income Fund (“BREIF I”) and Blackstone Real Estate Income Fund II (“BREIF II”; together with BREIF I, the “Feeder Funds”; and collectively with BREIF I and the Master Fund, the “Funds”) held in person on November 29, 2017, the Board, including the members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”), considered and unanimously approved the continuation of the Investment Management Agreements (the “Feeder Agreements”) between each Feeder Fund and Blackstone Real Estate Income Advisors L.L.C. (“BREIA”) and the continuation of the Investment Management Agreement (the “Master Agreement” and, with the Feeder Agreements, the “Agreements”) between the Master Fund and BREIA.

The Board received and considered information (the “Contract Renewal Information”) regarding the nature, extent, and quality of services provided to the Funds by BREIA under the respective Agreements, certain portions of which are discussed below. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services provided by BREIA to the Funds. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board with respect to the services provided to the Funds by BREIA. The membership of the Boards of Trustees of the Funds is identical.

At the meeting, there was a discussion regarding the Contract Renewal Information, the terms of the Agreements, the operations of the Funds, and other relevant considerations. Prior to the meeting, the Board received a memorandum prepared by counsel to the Funds discussing its responsibilities in connection with the proposed continuation of the Agreements and the Independent Trustees separately received a memorandum as to their responsibilities in this regard from their independent counsel. The Independent Trustees met in executive session with their independent counsel at which no representatives of BREIA or Fund management were present and discussed the proposed continuation of each Agreement in light of their responsibilities. In evaluating the Agreements, the Board took into account the “master-feeder” structure and the fact that BREIA serves as investment adviser to each Fund but receives a management fee only from the Master Fund but that each Feeder Fund, as a shareholder of the Master Fund, indirectly pays a portion of the management fee paid by the Master Fund to BREIA. Following this discussion, the Board, including all of the Independent Trustees, determined to renew each Agreement for a term of one year on the basis of the following factors, among others:

Nature, Extent, and Quality of the Services

The Trustees reviewed the investment objectives and policies of the Funds with BREIA and the qualifications, backgrounds and responsibilities of the senior personnel of the Funds, including BREIA’s portfolio management team, that were primarily responsible for the day-to-day management of the Funds. The Board noted that the Feeder Funds pursue their investment objectives through the investment of substantially all of their investable assets in the Master Fund as part of a “master-feeder” structure. The Trustees also discussed BREIA’s operations and financial condition, including BREIA’s: (1) ability to retain key personnel; (2) focus on analysis of real estate securities and real estate investments; (3) investment approach and commitment to investment principles; (4) investment in and commitment to personnel, including additional hiring and extensive training, and infrastructure, including research, risk management, and portfolio management analytics; (5) compliance efforts; (6) oversight of and distribution of the Funds’ shares; and (7) coordination and oversight of, and interaction with, service providers. The Board also noted that BREIA provides the Funds with regulatory, compliance and certain administrative services, office facilities and officers (including the chief executive, chief financial, chief legal and chief compliance officers).

In reaching its determinations regarding continuation of each Fund’s Agreement, the Board took into account that each Feeder Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of BREIA, as well as the resources available to BREIA, in purchasing their shares.

18

Fund Performance

The Board, including the Independent Trustees, received and considered information prepared by Morningstar, Inc. (“Morningstar”), an independent provider of investment research, about performance information of the Funds (net of fees and expenses) for the 1-year, 3-year and inception to date periods ended September 30, 2017 as compared to (a) a group of nine peer funds for the 1-year period and six peer funds for the 3-year and inception to date periods selected by Morningstar in consultation with BREIA from the open-end, listed closed-end, unlisted closed-end and hedge fund universes (the “Morningstar-prepared peer group”), and (b) a custom index (the “custom benchmark”) provided by BREIA. In addition, the Board considered information about performance risk measurements of the Funds and the Morningstar-prepared peer group, such as (1) annualized return, (2) standard deviation and (3) Sharpe ratio. The Board noted that the net performance return of Feeder Fund I ranked in the second quartile within the Morningstar-prepared peer group for the 1-year period ended September 30, 2017; ranked in the first quartile in the Morningstar-prepared peer group for the 3-year period ended such date; and ranked in the second quartile for the inception to date period ended such date. The Board noted that the 1- and 3-year and inception to date net performance return of Feeder Fund II ranked in the first quartile in the Morningstar-prepared peer group. In these rankings, the first quartile represents funds with the best performance and the fourth quartile represents funds with the poorest performance. The Board considered BREIA’s advice that the investment strategy for the Master Fund and, indirectly, the Feeder Funds through their investments in the Master Fund, particularly their commercial mortgage-backed securities (“CMBS”) exposure, is relatively unique compared to the rest of the small Morningstar-prepared peer group, making meaningful performance comparisons difficult. In discussing the Funds’ performance relative to the Morningstar-prepared peer group, BREIA noted, among other things, that the Master Fund’s allocation to CMBS was significantly higher than the average CMBS exposure of the other Morningstar-prepared peer group funds. BREIA also noted that the Master Fund, unlike some funds in the Morningstar-prepared peer group, hedges its interest rate exposure. The Board also noted and discussed with BREIA an investment in residential mortgage-backed securities in the Master Fund and the impact of that strategy on the Funds’ risk profile and performance. In addition to the Funds’ performance relative to the Morningstar-prepared peer group, the Board considered each Fund’s performance in absolute terms and relative to the custom benchmark. The Contract Renewal Information reported that the Feeder Funds each outperformed the custom benchmark for the 1- and 3-year and inception to date periods.

Based on the reviews and discussions of the Funds’ performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of each Fund’s Agreement for an additional period of one year would be consistent with the interests of the Fund and its shareholders.

Fees and Expenses

The Board noted BREIA’s prior advice and continuing belief that the nature of the master-feeder structure requires the Board to examine the combined services to each Feeder Fund and the Master Fund in order to evaluate the management fee. The Board noted that for its services under the Master Fund Agreement, BREIA receives a management fee and an incentive fee (as described below). So long as substantially all of its investable assets are invested in the Master Fund, each Feeder Fund does not directly pay a management fee to BREIA but indirectly pays its proportionate share of the Master Fund management fee and any incentive fee as a Master Fund shareholder. The Board also noted that each Feeder Fund not only incurs and pays its own direct operating expenses but also indirectly pays its share of the operating expenses of the Master Fund.

The Board, including the Independent Trustees, compared the fees and expense ratios of the Funds (before and after any fee waivers and expense reimbursements) for the year ended September 30, 2017 against fees and expense ratios of the Morningstar-prepared peer group. Specifically, the Board considered data based on information (the “Morningstar Expense Information”) provided by Morningstar indicating that (1) the net and gross expense ratios of each Fund were ranked in the fourth quartile of the Morningstar-prepared peer group and were worse (higher) than the median net and gross expense ratios, respectively; and (2) the management fee rate (before waivers) of each Fund also was ranked in the fourth quartile of the Morningstar-prepared

19

peer group and was worse (higher) than the median net management fee rate. In these rankings, expense components that are ranked in the first quartile are lowest, and therefore best, and the expense components ranked in the fourth quartile are highest, and therefore worst. The Morningstar Expense Information noted, among other things, that a primary driver of the Fund’s high relative expenses is BREIA’s incentive fee, which no other fund in the Morningstar prepared peer group has. The incentive fee is a variable cost that is incurred by a Fund only when it meets specific performance targets. The Board noted that the small number and disparate types of funds in the Morningstar-prepared peer group, including open-end and both leveraged and unleveraged closed-end funds, and the Funds’ master-feeder structure made meaningful expense comparisons difficult. The Board noted that BREIA had agreed to limit certain specified expenses (“Specified Expenses”) of the Feeder Funds (the “Expense Cap”) to no more than 0.35% per annum of the Funds’ net assets pursuant to an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”), and had voluntarily implemented a reduction of its management fee (the “Fee Waiver”) to an annualized rate of 0.75% of the Feeder Funds’ or the Master Fund’s managed assets, as the case may be, from October 1, 2014 to December 31, 2017. At the Meeting, the Board was advised by BREIA that the Expense Limitation Agreement and Fee Waiver would be extended to December 31, 2018. Under the Expense Limitation Agreement, BREIA may be reimbursed for any amount borne thereunder within three years after the year in which BREIA incurred the expense, if and when requested by BREIA, but only to the extent the expenses of the Feeder Funds (including the Funds’ pro rata share of the Master Fund’s specified expenses) are less than the lower of the Expense Cap or any expense limitation agreement then in effect with respect to the Specified Expenses. Any such reimbursement may not raise the level of Specified Expenses of the Feeder Funds (including the Feeder Funds’ pro rata share of the Master Fund’s specified expenses) in the month of repayment to exceed the Expense Cap. Any such recapture or reimbursement is hereinafter referred to as an “Expense Recovery.”

Taking all of the above into consideration, the Board determined that the management fees of the Funds were reasonable in light of the nature, extent, and overall quality of the investment management and other services provided to the Funds under the Agreements.

The Board also considered information regarding fees charged by BREIA’s affiliates to other clients investing primarily in asset classes similar to that of the Funds, and noted that such fees were comparable to those of the Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients, noting in particular that such clients are not subject to heightened regulatory requirements that apply to the Funds.

Profitability

As part of the Contract Renewal Information, the Board received information from BREIA as to the profitability of its relationship with the Funds for the full years 2015 and 2016 and from January 1, 2017 to September 30, 2017. In analyzing the profitability of BREIA, the Trustees considered the resources that BREIA had devoted to, and has available to support, its activities in respect of the Funds. The Trustees reviewed profitability data provided by BREIA showing revenues (including management fees net of waiver and incentive fees) and overhead expenses (including explanations of expense allocations) of each Feeder Fund (showing its proportional share of management fees and incentive fees paid by the Master Fund) separately and on a combined basis. The profitability information provided by BREIA to the Board as part of the Contract Renewal Information indicated BREIA’s profitability from its relationships with the Funds, and each Fund, was at a level not regarded by the Board as excessive in light of judicial guidance and the nature, extent, and overall quality of its services to the Funds. The Board of each Feeder Fund noted that the Expense Limitation Agreement and Fee Waiver each is scheduled to expire on December 31, 2018 and that expiration of either or both would impact BREIA’s subsequent profitability level and also that BREIA’s reported profitability from the Feeder Fund could be increased in the event of a subsequent Expense Recovery.

Economies of Scale

The Trustees discussed various financial and economic considerations relating to the arrangements with BREIA, including economies of scale. While noting that the management fees for each Fund would not

20

decrease as the level of Fund assets increased, the Trustees concluded that the management fees continue to reflect the Funds’ complex operations and the nature, extent, and quality of the investment management and other services provided by BREIA. The Board noted that the Feeder Funds do not pay any management fee directly to BREIA, but indirectly pay their proportionate share of the management fee (and any incentive fee) paid to BREIA by the Master Fund. The Board noted that it will have the opportunity to periodically reexamine whether any Fund has achieved economies of scale, as well as the appropriateness of management fees payable to BREIA, in the future.

Other Benefits

The Trustees discussed other benefits that BREIA may receive from the Funds. The Trustees noted BREIA’s advice that indicated it does not receive significant ancillary benefits as a result of its relationship with the Funds and that BREIA does not realize or utilize “soft dollar” benefits from its relationship with the Funds. The Board concluded that other benefits derived by BREIA from its relationship with the Funds, to the extent such benefits were identifiable or determinable, were reasonable in light of the nature, quality and scope of investment management and other services provided to the Funds by BREIA and the costs of providing such services.

Conclusion

The Board, including all of the Independent Trustees, in light of the foregoing and other factors that the Board deemed relevant, determined that continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreements for a period of one additional year. No single factor was identified by the Board as the principal factor in determining whether to approve continuation of each of the Agreements and each Board member may have attributed different weights to various factors. The Independent Trustees were represented by separate legal counsel throughout the process. Prior to voting, the Independent Trustees discussed the proposed continuation of each Agreement in a private session with their independent counsel at which no representatives of BREIA were present.

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Blackstone Registered Funds

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∎   Assets and investment experience

∎   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

22

Who we are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund and Blackstone / GSO Floating Rate Enhanced Income Fund
What we do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

∎   open an account or give us your income information

∎   provide employment information or give us your contact information

∎   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

∎   sharing for affiliates’ everyday business purposes—information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

23

Blackstone Real Estate Income Fund II

Trustees and Officers

December 31, 2017

Board of Trustees

The overall management of the business and affairs of the Feeder Fund II, including oversight of the Investment Manager, is vested in the Board. Each member of the Board shall hold office until the next meeting of shareholders called for the purpose of considering the election of Trustees. The Feeder Fund II’s Board also serves as the Board of Trustees of the Master Fund.

The Trustees of the Feeder Fund II, their ages, their positions with the Feeder Fund II, their term of office and length of time served, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex (defined below) that each Trustee oversees, and the other board memberships held by each Trustee is set forth below.

INTERESTED TRUSTEE*
Name, Address and Age	Position(s) with Feeder Fund II	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Michael B. Nash c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1961	Trustee and Chairman	Since Inception	Mr. Nash is a senior managing director of The Blackstone Group L.P. (together with its affiliates, “Blackstone”) and the Co-Founder and Chairman of Blackstone Real Estate Debt Strategies (“BREDS”). He is also a member of the Real Estate Investment Committee for both BREDS and Blackstone Real Estate Advisors. He was formerly the Chief Executive Officer and President of the Feeder Fund II and the Master Fund from the Funds’ inception to 2017. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group—Americas. Mr. Nash graduated from State University of New York at Albany and received an M.B.A. from the Stern School of Business at New York University.	3	Executive Chairman, Blackstone Mortgage Trust, Inc.; Hudson Pacific Properties, Inc.

24

Blackstone Real Estate Income Fund II

Trustees and Officers (Continued)

December 31, 2017

NON-INTERESTED TRUSTEES
Name, Address and Age	Position(s) with Feeder Fund II	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Benedict Aitkenhead c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1965	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. Aitkenhead is currently COO of Yapp Media LLC; early stage venture capital investing. Mr. Aitkenhead was a Managing Director in the Fixed Income division of Credit Suisse from 1989 to 2012.	3	—
Edward H. D’Alelio c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1952	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, University of Massachusetts Boston.	7	Trump Entertainment Resorts, Inc.; Blackstone / GSO closed-end funds
Michael Holland c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committee	Since December 2013	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	The China Fund, Inc.; the Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund; Blackstone / GSO closed-end funds
Thomas W. Jasper c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1948	Trustee and member of Audit Committee	Since December 2013	Mr. Jasper was Chief Executive Officer of Primus Guaranty, Ltd. from 2001 to 2010. He is currently the Managing Partner of Manursing Partners LLC.	7	EQ Advisors Trust; Blackstone / GSO closed-end funds; Ciner Resources LP (master limited partnership)
*	Mr. Nash is an “interested person” as defined in the 1940 Act because he is an officer of the Investment Manager and certain of its affiliates.

25

Blackstone Real Estate Income Fund II

Trustees and Officers (Continued)

December 31, 2017

(1)	Each Trustee shall serve until the next shareholder meeting called for the purpose of considering the election of Trustees.
(2)	The term “Fund Complex” means two or more registered investment companies that:
(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The Fund Complex consists of the Feeder Fund I, the Feeder Fund II, the Master Fund, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund, Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Alternative Alpha Master Fund, Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund.

Officers of the Feeder Fund II

The Feeder Fund II’s executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified. The executive officers of the Feeder Fund II and the Master Fund, their ages, their positions with the Feeder Fund II, their term of office and length of time served and their principal occupations during the past five years (their titles may have varied during that period), currently are:

Name, Address and Age	Position(s) with Feeder Fund II	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jonathan Pollack (41) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Executive Officer and President	Since March 2017

Senior Managing Director and Global Head of BREDS (2015 – Present)

Managing Director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance, at Deutsche Bank (1999 – 2015)

Anthony F. Marone, Jr. (35) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Financial Officer and Treasurer	Since April 2017	Managing Director and Chief Financial Officer of BREDS (2012 – present)
Leon Volchyok (34) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Legal Officer, Chief Compliance Officer and Secretary	Chief Legal Officer since August 2017 Chief Compliance Officer and Secretary since December 2013	Principal (2013 – 2018) and Managing Director (2018 – Present) of Blackstone Real Estate Senior Associate at Proskauer Rose LLP (2008 – 2013)

26

Blackstone Real Estate Income Fund II

Trustees

Michael B. Nash, Chairman

Benedict Aitkenhead

Edward H. D’Alelio

Michael Holland

Thomas W. Jasper

Investment Manager

Blackstone Real Estate Income Advisors L.L.C.

345 Park Avenue

New York, New York 10154

Administrator, Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Officers

Jonathan Pollack, President and Chief Executive Officer

Anthony F. Marone, Jr., Chief Financial Officer and Treasurer

Leon Volchyok, Chief Legal Officer, Chief Compliance Officer and Secretary

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Real Estate Income Fund II for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

You can request a copy of the Feeder Funds II’s prospectus and statement of additional information without charge by calling the Feeder Funds II’s transfer agent at 1-855-890-7725.

Blackstone

Blackstone Real Estate Income Master Fund

Annual Report For the Year Ended December 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Investors and Board of Trustees of

Blackstone Real Estate Income Master Fund:

Opinion on the Consolidated Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Blackstone Real Estate Income Master Fund and Subsidiary (the “Fund”), including the consolidated schedule of investments, as of December 31, 2017, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the periods presented, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the consolidated results of their operations and their cash flows for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

February 27, 2018

We have served as the auditor of one or more investment companies within the group of investment companies since 2010.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments

December 31, 2017

Portfolio Composition	Percentage of Total Net Assets
Commercial Mortgage-Backed Securities	82.3%
Residential Mortgage-Backed Securities	16.6
Interest Only Commercial Mortgage-Backed Securities	0.4
Collateralized Debt Obligations	0.9
Mezzanine Debt	15.8
Bank Loan	0.4
High Yield Bonds & Notes	4.1
Common Stock	0.7
Money Market Fund	7.0
Securities Sold Short	(17.1)
Other Liabilities in Excess of Other Assets(1)	(11.1)

Total	100.0%

(1)	Assets, other than investments in securities, net of other liabilities. See Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments

December 31, 2017

	Principal Amount	Value

LONG-TERM INVESTMENTS — 121.2%
COMMERCIAL MORTGAGE-BACKED SECURITIES — 82.3%
American Homes 4 Rent, Series 2014-SFR2, Class E, 6.23%, 10/17/36 (a),(b)	$9,264,000	$10,296,365
American Homes 4 Rent, Series 2014-SFR3, Class E, 6.42%, 12/17/36 (a),(b)	7,902,000	8,850,016
American Homes 4 Rent, Series 2015-SFR1, Class E, 5.64%, 04/17/52 (a),(b)	6,537,000	7,068,377
American Homes 4 Rent, Series 2015-SFR2, Class E, 6.07%, 10/17/45 (a),(c)	4,857,000	5,343,231
BAMLL Commercial Mortgage Securities Trust, Series 2015-ASHF, Class E, 1 mo. USD LIBOR + 4.00%, 5.48%, 01/15/28 (a),(d)	1,814,000	1,819,970
Banc of America Commercial Mortgage Trust, Series 2007-3, Class F, 5.70%, 06/10/49 (a),(d)	5,303,000	5,350,309
Banc of America Merrill Lynch, Series 2015-ASHF, Class F, 1 mo. USD LIBOR + 5.00%, 6.48%, 01/15/28 (a),(b),(d)	8,915,000	8,937,848
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-5, Class F, 5.46%, 10/10/45 (a),(d)	806,371	817,167
Barclays Commercial Mortgage, Series 2015-RRI, Class E, 1 mo. USD LIBOR + 4.10%, 5.35%, 05/15/32 (a),(b),(d)	26,904,000	26,988,680
BBCMS Trust, Series 2015-RRI, Class F, 1 mo. USD LIBOR + 4.95%, 6.20%, 05/15/32 (a),(b),(c),(d)	23,034,000	23,129,888
BBCMS Trust, Series 2015-STP, Class D, 4.28%, 09/10/28 (a),(d)	130,000	130,334
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class F, 5.23%, 09/11/42 (a),(d)	1,328,000	1,340,220
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T18, Class G, 5.81%, 02/13/42 (a),(d)	1,278,000	1,292,493
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class D, 5.83%, 09/11/38 (a),(d)	1,862,459	1,143,575
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class B, 5.66%, 10/12/41 (a),(c),(d)	3,097,194	2,909,153
BHMS Mortgage Trust,
Series 2014-ATLS, Class DFL, 1 mo. USD LIBOR + 3.00%, 4.36%, 07/05/33 (a),(c),(d)	2,366,000	2,383,272
Series 2014-ATLS, Class DFX, 5.18%, 07/05/33 (a),(b),(d)	5,025,000	5,060,550
Series 2014-ATLS, Class EFL, 1 mo. USD LIBOR + 4.00%, 5.36%, 07/05/33 (a),(b),(d)	10,000,000	10,043,742
Series 2014-ATLS, Class EFX, 5.91%, 07/05/33 (a),(b),(d)	3,765,000	3,794,236
CD Commercial Mortgage Trust, Series 2016-CD2, Class D, 2.78%, 11/10/49 (c),(d)	3,063,000	2,437,629
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class D, 3.00%, 06/15/50 (a)	2,253,000	1,615,375
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class D, 4.87%, 09/10/45 (a),(d)	3,108,000	2,802,844
Series 2012-GC8, Class E, 4.87%, 09/10/45 (a),(c),(d)	6,296,926	4,857,382

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class D, 4.42%, 04/10/46 (a),(c),(d)	$2,824,000	$2,644,954
Citigroup Commercial Mortgage Trust, Series 2016, Class P5, 3.00%, 10/10/49 (a),(c)	2,016,000	1,557,074
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class D, 3.25%, 12/10/49 (a),(c)	1,208,000	928,172
Colony American Homes, Series 2014-1A, Class E, 1 mo. USD LIBOR + 2.80%, 4.28%, 05/17/31 (a),(b),(d)	11,939,830	11,934,562
Colony Starwood Homes Trust, Series 2016-1A, Class E, 1 mo. USD LIBOR + 4.15%, 5.61%, 07/17/33 (a),(c),(d)	6,295,000	6,407,942
Commercial Mortgage Trust, Series 2006-CD3 SEQ, Class AJ, 5.69%, 10/15/48 (c)	13,074,000	5,647,939
Commercial Mortgage Trust, Series 2007-GG11, Class D, 6.14%, 12/10/49 (d)	2,215,679	2,195,744
Commercial Mortgage Trust, Series 2012-CR5, Class F, 4.33%, 12/10/45 (a),(b),(d)	7,007,595	5,314,107
Commercial Mortgage Trust, Series 2013-CR11, Class G, 4.27%, 08/10/50 (a),(c),(d)	21,428,233	7,108,227
Commercial Mortgage Trust,
Series 2013-CR8, Class D, 3.96%, 06/10/46 (a),(b),(d)	17,866,000	15,928,332
Series 2013-CR8, Class E, 3.97%, 06/10/46 (a),(b),(c),(d)	9,423,992	6,980,004
Series 2013-CR8, Class F, 3.97%, 06/10/46 (a),(d)	2,877,000	1,712,058
Commercial Mortgage Trust, Series 2013-LC13, Class D, 5.04%, 08/10/46 (a),(c),(d)	2,218,000	2,169,677
Commercial Mortgage Trust, Series 2014-CR15, Class D, 4.77%, 02/10/47 (a),(c),(d)	1,012,000	945,400
Commercial Mortgage Trust, Series 2014-CR17, Class E, 4.80%, 05/10/47 (a),(c),(d)	6,694,000	4,978,896
Commercial Mortgage Trust,
Series 2014-FL5, Class KH1, 1 mo. USD LIBOR + 3.65%, 5.08%, 08/15/31 (a),(c),(d)	16,445,000	15,286,315
Series 2014-FL5, Class KH2, 1 mo. USD LIBOR + 4.50%, 5.93%, 08/15/31 (a),(c),(d)	10,598,000	9,049,977
Commercial Mortgage Trust, Series 2014-UBS5, Class D, 3.50%, 09/10/47 (a),(c)	3,229,000	2,507,600
Commercial Mortgage Trust, Series 2014-UBS6, Class E, 4.46%, 12/10/47 (a),(c),(d)	9,693,000	6,685,648
Commercial Mortgage Trust,
Series 2015-CR23, Class CMD, 3.68%, 05/10/48 (a),(b),(d)	19,879,000	19,609,642
Series 2015-CR23, Class CME, 3.68%, 05/10/48 (a),(b),(d)	15,044,000	14,576,633
Commercial Mortgage Trust, Series 2015-CR24, Class D, 3.46%, 08/10/48 (b),(d)	6,434,000	5,243,890
Commercial Mortgage Trust, Series 2015-CR25, Class D, 3.80%, 08/10/48 (c),(d)	1,243,000	1,041,540
Commercial Mortgage Trust, Series 2015-CR26, Class D, 3.49%, 10/10/48 (c),(d)	3,739,000	2,884,186

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Commercial Mortgage Trust,
Series 2015-LC21, Class D, 4.31%, 07/10/48 (d)	$1,409,000	$1,178,290
Series 2015-LC21, Class E, 3.25%, 07/10/48 (a)	5,936,000	3,512,977
Commercial Mortgage Trust, Series 2016-CD1, Class D, 2.77%, 08/10/49 (a),(c),(d)	1,456,000	1,129,498
Commercial Mortgage Trust, Series 2016-COR1, Class D, 3.39%, 10/10/49 (a),(b),(d)	9,479,000	7,291,067
Commercial Mortgage Trust, Series 2016-CR28, Class D, 3.90%, 02/10/49 (b),(d)	4,327,000	3,982,578
Commercial Mortgage Trust, Series 2016-DC2, Class D, 3.89%, 02/10/49 (a),(d)	877,000	663,000
Commercial Mortgage Trust, Series 2005-C6, Class G, 5.65%, 06/10/44 (a),(d)	2,403,036	1,439,523
Commercial Mortgage Trust, Series 2014-LC17, Class D, 3.69%, 10/10/47 (a)	2,548,000	1,823,446
Commercial Mortgage Trust, Series 2014-UBS6, Class D, 3.96%, 12/10/47 (a),(d)	658,000	549,836
Commercial Mortgage Trust,
Series 2015-CR22, Class E, 3.00%, 03/10/48 (a),(c)	12,398,000	7,800,373
Series 2015-CR22, Class F, 3.00%, 03/10/48 (a),(c)	7,294,000	3,900,435
CoreVest American Finance Trust, Series 2017-2 SEQ, Class M, 5.62%, 12/25/27 (a)	1,218,000	1,198,841
CoreVest American Finance Trust, Series 2017-SFR2, Class F, 5.10%, 01/17/36 (a)	11,746,000	11,689,671
Credit Suisse Commercial Mortgage Trust, Series 2007-C3, Class AJ, 5.62%, 06/15/39 (d)	55,198	46,601
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class G, 5.10%, 08/15/38 (a),(d)	4,764,000	4,587,642
Credit Suisse Mortgage Trust, Series 2006-C5, Class AJ, 5.37%, 12/15/39 (c)	6,696,054	5,686,766
Credit Suisse Mortgage Trust, Series 2015-CSMC, Class E, 1 mo. USD LIBOR + 4.15%, 5.63%, 03/15/28 (a),(b),(d)	26,859,000	26,901,907
CSAIL Commercial Mortgage Trust,
Series 2017-CX10, Class UESC, 4.24%, 11/15/27 (a),(b),(d)	7,850,000	7,748,502
Series 2017-CX10, Class UESD, 4.24%, 11/15/27 (a),(c),(d)	4,486,000	4,318,431
FREMF Mortgage Trust, Series 2016-K57, Class C, 3.92%, 08/25/49 (a),(c),(d)	1,902,000	1,832,036
FREMF Mortgage Trust, Series 2016-K58, Class C, 3.74%, 09/25/49 (a),(c),(d)	961,000	903,978
FREMF Mortgage Trust, Series 2016-KF16, Class B, 1 mo. USD LIBOR + 6.64%, 8.01%, 03/25/26 (a),(b),(d)	6,081,366	6,251,061
FREMF Mortgage Trust, Series 2016-KF25, Class B, 1 mo. USD LIBOR + 5.00%, 6.37%, 09/25/23 (a),(b),(d)	10,796,439	11,289,130
FREMF Mortgage Trust, Series 2017-KF39, Class B, 3.87%, 11/25/24 (a),(d)	3,714,000	3,708,500

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
FREMF Mortgage Trust, Series 2017-K71, Class C, 3.75%, 11/25/50 (a),(d)	$2,604,000	$2,434,644
FREMF Mortgage Trust, Series 2017-KF28, Class B, 1 mo. USD LIBOR + 4.00%, 5.37%, 01/25/24 (a),(b),(d)	5,321,977	5,461,880
FREMF Mortgage Trust, Series 2017-KF38, Class B, 3.74%, 09/25/24 (a),(d)	1,842,928	1,838,510
FREMF Mortgage Trust, Series 2017-KGL1, Class BFL, 3.87%, 10/25/27 (a),(d)	18,864,000	18,856,973
FREMF Mortgage Trust, Series 2017-KGX1, Class BFX, 3.59%, 10/25/27 (a),(d)	17,876,000	16,123,619
GE Commercial Mortgage Corp., Series 2005-C4, Class AJ, 5.73%, 11/10/45 (d)	5,567,026	5,645,903
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AJ, 5.35%, 11/10/45 (d)	852,575	734,481
GP Portfolio Trust 2014-GGP, Series 2014-GPP, Class C, 1 mo. USD LIBOR + 2.20%, 3.68%, 02/15/27 (a),(d)	290,000	290,127
GS Mortgage Securities Trust, Series 2006-CC1, Class A, 5.50%, 03/21/46 (a),(d)	3,816,841	3,340,418
GS Mortgage Securities Trust, Series 2006-GG8, Class B, 5.66%, 11/10/39 (c)	2,297,000	691,971
GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.81%, 08/10/45 (b),(d)	5,665,190	5,728,901
GS Mortgage Securities Trust, Series 2012-GCJ9, Class E, 4.75%, 11/10/45 (a),(b),(d)	10,250,422	8,489,910
GS Mortgage Securities Trust,
Series 2014-GSFL, Class D, 1 mo. USD LIBOR + 3.90%, 5.38%, 07/15/31 (a),(d)	508,563	510,828
Series 2014-GSFL, Class E, 1 mo. USD LIBOR + 5.95%, 7.43%, 07/15/31 (a),(b),(d)	17,136,000	17,114,743
GS Mortgage Securities Trust, Series 2017-SLP, Class E, 4.59%, 10/10/32 (a),(b),(d)	5,583,000	5,411,649
Home Partners of America Trust, Series 2017-1, Class E, 1 mo. USD LIBOR + 2.65%, 4.18%, 07/17/34 (a),(d)	1,050,000	1,062,606
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2005-LDP1, Class G, 5.82%, 03/15/46 (a),(d)	1,948,467	1,997,382
Series 2005-LDP1, Class H, 5.82%, 03/15/46 (a),(d)	1,230,565	1,024,939
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2005-LDP5, Class G, 5.70%, 12/15/44 (a),(d)	1,328,000	1,342,463
Series 2005-LDP5, Class H, 5.70%, 12/15/44 (a),(d)	1,593,000	1,497,369
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP9 SEQ, Class AJ, 5.41%, 05/15/47 (c)	43,917,000	31,540,232
Series 2006-LDP9 SEQ, Class AM, 5.37%, 05/15/47 (c)	2,574,542	2,580,238
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class AJ, 5.50%, 06/12/47 (b),(d)	16,362,846	13,354,192
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.46%, 01/15/49 (b),(d)	2,817,209	2,818,930
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class E, 3.25%, 04/15/46 (a),(c),(d)	4,728,280	3,402,703

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL6, Class D, 1 mo. USD LIBOR + 4.25%, 5.73%, 11/15/31 (a),(b),(d)	$8,148,000	$7,743,335
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class D, 1 mo. USD LIBOR + 4.50%, 5.98%, 07/15/36 (a),(b),(d)	30,786,000	30,988,132
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class D, 3.79%, 08/15/49 (a),(c),(d)	5,934,000	5,010,496
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class D, 3.48%, 08/15/49 (a),(c),(d)	1,413,000	1,168,409
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class D, 3.46%, 12/15/49 (a),(c),(d)	4,056,000	3,314,070
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class D, 4.88%, 01/15/47 (a),(b),(d)	5,168,000	4,792,903
Series 2013-C17, Class E, 3.87%, 01/15/47 (a),(c),(d)	4,949,000	3,568,561
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C31, Class D, 4.12%, 08/15/48 (d)	213,000	161,438
Series 2015-C31, Class E, 4.62%, 08/15/48 (a),(d)	4,661,000	2,939,394
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class D, 3.10%, 12/15/49 (a),(c),(d)	2,030,000	1,594,420
LB-UBS Commercial Mortgage Trust, Series 2004-C6, Class J, 6.23%, 08/15/36 (a),(d)	728,124	742,795
LB-UBS Commercial Mortgage Trust,
Series 2005-C1, Class H, 5.76%, 02/15/40 (a),(d)	1,062,000	1,071,323
Series 2005-C1, Class J, 9.10%, 02/15/40 (a),(d)	474,497	346,877
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class AJ, 5.41%, 11/15/38 (b)	6,886,103	5,342,287
LSTAR Commercial Mortgage Trust, Series 2017-5, Class C, 4.87%, 03/10/50 (a),(c),(d)	3,258,000	3,026,670
Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class F, 5.30%, 08/12/39 (a),(d)	1,289,593	414,315
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class D, 5.60%, 07/12/38 (c),(d)	1,707,649	1,687,574
Merrill Lynch Mortgage Trust, Series 2007-C1, Class AJ, 5.81%, 06/12/50 (c),(d)	8,222,000	2,473,768
ML-CFC Commercial Mortgage Trust, Series 2007-5, Class AJFL, 5.45%, 08/12/48 (a),(c),(d)	4,079,556	3,383,439
ML-CFC Commercial Mortgage Trust, Series 2007-5 SEQ, Class AJ, 5.45%, 08/12/48 (b),(d)	4,630,879	3,867,701
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class G, 4.50%, 08/15/45 (a),(b)	9,036,444	7,335,595
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class F, 4.08%, 07/15/46 (a),(b),(d)	6,162,459	3,990,412
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class E, 4.76%, 10/15/46 (a),(b),(d)	4,594,532	3,778,934

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class F, 4.25%, 02/15/46 (a),(b),(d)	$10,844,953	$8,181,680
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class E, 4.14%, 05/15/46 (a),(c),(d)	5,516,000	4,395,999
Series 2013-C9, Class F, 4.14%, 05/15/46 (c),(d)	4,590,168	3,388,118
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class E, 4.89%, 04/15/47 (a),(c),(d)	4,000,000	2,994,323
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class E, 3.25%, 12/15/47 (a),(b)	4,731,000	2,853,876
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class D, 2.70%, 11/15/52 (a)	1,468,000	1,100,118
Morgan Stanley Capital I Trust, Series 2005-HQ6, Class J, 5.64%, 08/13/42 (a),(d)	884,497	877,399
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class F, 5.71%, 09/15/42 (a),(d)	1,258,068	1,248,205
Morgan Stanley Capital I Trust, Series 2006-HQ9, Class F, 5.92%, 07/12/44 (d)	3,639,698	2,621,759
Morgan Stanley Capital I Trust,
Series 2006-T23, Class D, 6.12%, 08/12/41 (a),(d)	4,947,000	5,120,465
Series 2006-T23, Class E, 6.12%, 08/12/41 (a),(d)	1,328,000	1,240,194
Morgan Stanley Capital I Trust, Series 2007-HQ12, Class D, 5.93%, 04/12/49 (c),(d)	976,721	977,411
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class B, 5.99%, 06/11/49 (a),(c),(d)	3,400,000	3,384,642
Morgan Stanley Capital I Trust, Series 2007-T27, Class E, 5.95%, 06/11/42 (a),(d)	384,533	43,265
Morgan Stanley Capital I Trust, Series 2016-UB11, Class D, 3.50%, 08/15/49 (a),(c),(d)	2,077,000	1,718,326
Morgan Stanley Capital I Trust, Series 2017-PRME, Class E, 1 mo. USD LIBOR + 4.50%, 5.98%, 02/15/34 (a),(b),(d)	13,101,000	13,150,648
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP3, Class E, 7.58%, 07/15/33 (a),(d)	833,474	876,341
Progress Residential Trust, Series 2016-SFR1, Class E, 1 mo. USD LIBOR + 3.85%, 5.31%, 09/17/33 (a),(c),(d)	2,419,000	2,479,538
Progress Residential Trust,
Series 2017-SFR1, Class E, 4.26%, 08/17/34 (a)	1,935,000	1,938,135
Series 2017-SFR1, Class F, 5.35%, 08/17/34 (a)	1,980,000	2,026,725
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class D, 4.85%, 10/10/48 (a),(c),(d)	1,477,000	1,215,969
Taurus CMBS PLC, Series 2015-EU3, Class E, REG S, 3 mo. EURIBOR + 4.00%, 4.00%, 04/22/28 (d)	€3,057,416	3,637,470
VNO Mortgage Trust, Series 2016-350P, Class E, 3.90%, 01/10/35 (a),(d)	$7,664,000	7,375,227
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class C, 5.48%, 12/15/43 (d)	3,776,000	3,785,097
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class D, 4.13%, 05/15/48 (c),(d)	739,000	583,316

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class D, 4.23%, 06/15/48 (c),(d)	$4,072,000	$3,488,401
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class D, 3.14%, 12/15/59 (a),(b)	5,964,000	4,248,498
Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class D, 2.80%, 12/15/50 (a),(d)	1,262,000	925,929
WFRBS Commercial Mortgage Trust, Series 2013-C18, Class D, 4.66%, 12/15/46 (a),(c),(d)	6,395,000	5,846,264
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class D, 3.91%, 09/15/57 (a),(d)	1,588,000	1,262,133
WFRBS Commercial Mortgage Trust, Series 2014-C25, Class D, 3.80%, 11/15/47 (a),(c),(d)	1,803,000	1,353,385
Worldwide Plaza Trust,
Series 2017-WWP, Class E, 3.60%, 11/10/36 (a),(b),(d)	8,299,000	7,672,016
Series 2017-WWP, Class F, 3.60%, 11/10/36 (a),(b),(d)	11,443,000	10,145,156

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $777,253,566)		775,379,751

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 16.6%
Connecticut Avenue Securities, Series 2017-C02, Class 2B1, 1 mo. USD LIBOR + 5.50%, 7.05%, 09/25/29 (d)	4,232,000	4,707,001
Connecticut Avenue Securities, Series 2017-C05, Class 1M2, 1 mo. USD LIBOR + 2.20%, 3.75%, 01/25/30 (d)	2,316,000	2,341,252
Credit Suisse European Mortgage Capital Ltd.,
Series 2015-1HWA, Class AX, 0.25%, 04/20/20 (a)	€106,494,154	383,331
Series 2015-1HWA, Class A, 3 mo. EURIBOR + 2.75%, 2.75%, 04/20/20 (a),(b),(d)	€106,494,155	126,678,055
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class M1, 4.00%, 07/25/56 (a),(c),(d)	$12,164,000	12,105,490
Structured Agency Credit Risk, Series 2017-HQA2, Class M2, 1 mo. USD LIBOR + 2.65%, 4.20%, 12/25/29 (d)	5,236,000	5,412,506
Structured Agency Credit Risk, Series 2017-HRP1, Class M2, 3.86%, 12/25/42 (d)	4,506,000	4,602,973

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (COST $155,084,519)		156,230,608

INTEREST ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.4%
Commercial Mortgage Trust, Series 2010-C1, Class XWA, 1.92%, 07/10/46 (a),(d)	1,200,818	46,646
CSAIL Commercial Mortgage Trust,
Series 2017-CX10, Class STNX, 0.20%, 11/15/27 (a),(d)	24,181,000	449,941
Series 2017-CX10, Class UESX, 0.12%, 11/15/27 (a),(d)	92,814,500	553,954

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2017

	Principal Amount	Value
GS Mortgage Securities Corp. II, Series 2017-SLP, Class XB, 0.46%, 10/10/32 (a),(c),(d)	$63,444,000	$1,333,593
Worldwide Plaza Trust, Series 2017-WWP, Class XA, 0.07%, 11/10/36 (a),(d)	101,087,000	963,076

TOTAL INTEREST ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $3,346,238)		3,347,210

COLLATERALIZED DEBT OBLIGATIONS — 0.9%
Cress Ltd., Series 2008, Class F, 2.08%, 12/21/42 (e)	13,219,410	377,282
Nomura CRE CDO Ltd.,
Series 2007-2A, Class C, 3 mo. USD LIBOR + .40%, 1.84%, 05/21/42 (a),(c),(d)	4,451,000	4,357,284
Series 2007-2A, Class D, 3 mo. USD LIBOR + .45%, 1.89%, 05/21/42 (a),(d)	6,844,602	3,305,738
Series 2007-2A, Class E, 3 mo. USD LIBOR + .50%, 1.94%, 05/21/42 (a),(d)	5,498,165	171,955
Series 2007-2A, Class F, 3 mo. USD LIBOR + .60%, 2.04%, 05/21/42 (a),(d)	7,488,807	7,463

TOTAL COLLATERALIZED DEBT OBLIGATIONS (COST $7,992,104)		8,219,722

MEZZANINE DEBT — 15.8%
BHMS Mortgage Trust, Series 2014-MZ, Class M, 7.37%, 07/05/33 (a),(c),(d)	20,204,000	19,674,113
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class MZ, 8.21%, 04/10/28 (a),(c)	102,500,000	109,223,990
Simply Self Storage, Mezzanine Loan, Fixed + 6.250%, 6.25%, 09/06/21	19,710,000	19,810,521

TOTAL MEZZANINE DEBT (COST $142,836,566)		148,708,624

BANK LOAN — 0.4%
Casablanca US Holdings, Inc., 3 mo. LIBOR + 9.000%, 10.38%, 03/31/25 (d)	3,497,000	3,549,455

TOTAL BANK LOAN (COST $3,380,497)		3,549,455

HIGH YIELD BONDS & NOTES — 4.1%
CPUK Finance Ltd.,
4.25%, 02/28/47 (f)	£20,908,000	28,725,916
4.88%, 02/28/47 (f)	£2,614,000	3,577,263
Diamond Resorts, Inc., 7.75%, 09/01/23 (a),(c)	$5,985,000	6,484,074

TOTAL HIGH YIELD BONDS & NOTES (COST $36,281,326)		38,787,253

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2017

	Shares	Value
COMMON STOCK — 0.7%
Diversified Financials — 0.7%
TPG RE Finance Trust, Inc.	347,900	$6,627,495

TOTAL COMMON STOCK (COST $6,958,000)		6,627,495

TOTAL LONG-TERM INVESTMENTS (COST $1,133,132,816)		1,140,850,118

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 7.0%
MONEY MARKET FUND — 7.0%
JP Morgan U.S. Treasury Money Market Plus Fund, Institutional Class, 1.20% (g)	$65,877,231	65,877,231

TOTAL SHORT-TERM INVESTMENTS (COST $65,877,231)		65,877,231

TOTAL INVESTMENTS IN SECURITIES — 128.2% (COST $1,199,010,047)		1,206,727,349

SECURITIES SOLD SHORT — (17.1)%
FOREIGN GOVERNMENT OBLIGATIONS — (2.6)%
United Kingdom Gilt, 0.50%, 07/22/22	£15,700,000	(20,996,205)
United Kingdom Gilt, 2.00%, 09/07/25	£2,091,000	(3,031,656)

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (PROCEEDS $22,996,161)		(24,027,861)

U.S. TREASURY NOTES — (14.5)%
U.S. Treasury Notes, 1.25%, 10/31/21	$33,500,000	(32,466,210)
U.S. Treasury Notes, 1.25%, 03/31/21	11,000,000	(10,732,734)
U.S. Treasury Notes, 1.88%, 09/30/22	5,000,000	(4,928,906)
U.S. Treasury Notes, 2.00%, 10/31/22	16,000,000	(15,866,250)
U.S. Treasury Notes, 2.13%, 11/30/24	7,000,000	(6,909,219)
U.S. Treasury Notes, 2.25%, 08/15/27	66,500,000	(65,606,406)

TOTAL U.S. TREASURY NOTES (PROCEEDS $137,506,028)		(136,509,725)

TOTAL SECURITIES SOLD SHORT (PROCEEDS $160,502,189)		(160,537,586)

Other Assets and Liabilities (h) — (11.1)%		$(104,815,856)

Net Assets — 100.0%		$941,373,907

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2017

(a)	Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. Security may only be sold to qualified institutional buyers unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.
(b)	All or a portion of this security is pledged as collateral in connection with reverse repurchase agreements.
(c)	All or a portion of this security is pledged as collateral for derivative financial instruments.
(d)	Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. Rate presented is as of December 31, 2017.
(e)	Security is valued using significant unobservable inputs.
(f)	Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Security may only be offered or sold outside of the Unites States unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.
(g)	Rate disclosed, the 7 day net yield, is as of December 31, 2017.
(h)	Assets, other than investments in securities, less liabilities other than securities sold short.

Reverse Repurchase Agreements Outstanding at December 31, 2017

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.51%	12/21/17	01/22/18	$12,160,000	$12,169,326
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.84%	11/21/17	02/21/18	7,275,000	7,298,531
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.88%	11/29/17	02/28/18	5,809,000	5,824,336
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.94%	11/21/17	02/21/18	1,923,000	1,929,439
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.94%	11/21/17	02/21/18	3,276,000	3,286,969
RBC (Barbados) Trading Bank Corporation	2.52%	11/15/17	02/15/18	2,482,000	2,490,152
RBC (Barbados) Trading Bank Corporation	2.67%	11/15/17	02/15/18	6,190,000	6,211,544
RBC (Barbados) Trading Bank Corporation	2.68%	11/27/17	01/24/18	2,733,000	2,740,124
RBC (Barbados) Trading Bank Corporation	2.72%	11/15/17	02/15/18	9,643,000	9,677,191
RBC (Barbados) Trading Bank Corporation	2.75%	08/16/17	02/16/18	10,661,000	10,773,385
RBC (Barbados) Trading Bank Corporation	2.75%	09/01/17	03/01/18	9,292,000	9,378,701
RBC (Barbados) Trading Bank Corporation	2.76%	12/06/17	03/06/18	4,269,000	4,277,505

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2017

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
RBC (Barbados) Trading Bank Corporation	2.76%	12/06/17	03/06/18	$3,037,000	$3,043,050
RBC (Barbados) Trading Bank Corporation	2.80%	09/29/17	03/29/18	23,910,000	24,085,052
RBC (Barbados) Trading Bank Corporation	2.81%	12/06/17	03/06/18	3,897,000	3,904,904
RBC (Barbados) Trading Bank Corporation	2.81%	12/06/17	03/06/18	4,325,000	4,333,773
RBC (Barbados) Trading Bank Corporation	2.85%	09/01/17	03/01/18	10,378,000	10,478,351
RBC (Barbados) Trading Bank Corporation	2.85%	10/27/17	03/14/18	2,298,000	2,310,026
RBC (Barbados) Trading Bank Corporation	2.85%	09/14/17	03/14/18	5,341,000	5,387,160
RBC (Barbados) Trading Bank Corporation	2.85%	09/14/17	03/14/18	4,378,000	4,415,837
RBC (Barbados) Trading Bank Corporation	2.86%	12/06/17	03/06/18	2,174,000	2,178,488
RBC (Barbados) Trading Bank Corporation	2.86%	12/06/17	03/06/18	3,332,000	3,338,879
RBC (Barbados) Trading Bank Corporation	2.86%	12/06/17	03/06/18	3,986,000	3,994,229
RBC (Barbados) Trading Bank Corporation	2.86%	12/06/17	03/06/18	2,985,000	2,991,162
RBC (Barbados) Trading Bank Corporation	2.88%	12/15/17	04/17/18	3,589,000	3,593,888
RBC (Barbados) Trading Bank Corporation	3.00%	11/27/17	01/24/18	2,165,000	2,171,307
RBC (Barbados) Trading Bank Corporation	3.06%	12/15/17	06/15/18	5,454,000	5,461,870
RBC (Barbados) Trading Bank Corporation	3.20%	01/13/17	01/12/18	18,870,000	19,462,633
RBC (Barbados) Trading Bank Corporation	3.25%	03/06/17	03/05/18	17,592,000	18,069,769
RBC (Barbados) Trading Bank Corporation	3.26%	11/02/17	02/15/18	10,963,000	11,022,527
RBC (Barbados) Trading Bank Corporation	3.35%	03/06/17	03/05/18	12,029,000	12,365,745
RBC Europe Limited	0.98%	09/21/17	03/21/18	65,076,106	65,669,309
Royal Bank of Canada	2.64%	12/22/17	02/20/18	6,139,000	6,143,495
Royal Bank of Canada	2.69%	11/20/17	02/20/18	6,797,000	6,818,297
Royal Bank of Canada	2.74%	11/20/17	02/20/18	6,282,000	6,302,050
Royal Bank of Canada	2.76%	12/06/17	03/06/18	9,144,000	9,162,217
Royal Bank of Canada	2.76%	12/06/17	03/06/18	4,379,000	4,387,724

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2017

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Royal Bank of Canada	2.76%	12/06/17	03/06/18	$6,600,000	$6,613,149
Royal Bank of Canada	2.86%	12/06/17	03/06/18	9,278,000	9,297,154
Royal Bank of Canada	2.90%	10/20/17	04/20/18	2,739,000	2,755,110
Royal Bank of Canada	2.96%	12/22/17	03/22/18	5,599,000	5,603,600
Royal Bank of Canada	2.96%	12/22/17	03/22/18	8,402,000	8,408,903
Royal Bank of Canada	3.08%	05/19/17	05/18/18	7,629,000	7,777,303
Royal Bank of Canada	3.13%	12/06/17	05/18/18	3,224,000	3,231,295
Royal Bank of Canada	3.13%	05/19/17	05/18/18	5,706,000	5,818,720

Total Reverse Repurchase Agreements Outstanding				$363,410,106	$366,654,179

Forward Foreign Currency Exchange Contracts Outstanding at December 31, 2017

Currency Purchased	Amount in Currency Purchased	Currency Sold	Amount in Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	25,830,000	USD	30,594,344	Citibank, N.A.	01/31/18	$481,471
EUR	65,427,000	USD	77,913,743	Citibank, N.A.	04/30/18	1,254,100
GBP	2,690,000	USD	3,584,800	Citibank, N.A.	06/18/18	75,668
GBP	13,339,000	USD	17,972,969	Citibank, N.A.	03/15/18	116,427
USD	28,180,530	EUR	25,830,000	Citibank, N.A.	01/31/18	(2,895,285)
USD	3,673,180	EUR	3,057,416	Citibank, N.A.	10/04/18	(66,458)
USD	131,908,348	EUR	108,370,000	Citibank, N.A.	04/30/18	778,705
USD	11,658,669	EUR	9,817,000	Citibank, N.A.	03/21/18	(188,603)
USD	16,484,603	GBP	13,339,000	Citibank, N.A.	03/15/18	(1,604,792)
USD	10,802,469	GBP	8,363,310	Citibank, N.A.	06/18/18	(578,063)

Total Forward Foreign Currency Exchange Contracts Outstanding						$(2,626,830)

OTC Credit Default Swaps on Index (Buy Protection) — Outstanding at December 31, 2017

Reference Obligation	Consolidated Master Fund Fixed/ Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BB.6	(5.00)%	1M	5/11/2063	Goldman Sachs International	7,495,830	USD	$1,775,221	$1,535,690	$239,531
CMBX.NA.BB.6	(5.00)%	1M	5/11/2063	Merrill Lynch Capital Services, Inc.	3,770,390	USD	892,933	396,691	496,242
CMBX.NA.BB.6	(5.00)%	1M	5/11/2063	Morgan Stanley Capital Services LLC	15,200,780	USD	3,599,967	1,567,013	2,032,954
CMBX.NA.BB.7	(5.00)%	1M	1/17/2047	Morgan Stanley Capital Services LLC	8,302,000	USD	1,548,554	1,626,246	(77,692)
CMBX.NA.BBB-6	(3.00)%	1M	5/11/2063	Merrill Lynch Capital Services, Inc.	4,813,000	USD	701,334	371,244	330,090
CMBX.NA.BBB-6	(3.00)%	1M	5/11/2063	Morgan Stanley Capital Services LLC	1,367,009	USD	199,196	109,285	89,911
CMBX.NA.BBB-7	(3.00)%	1M	1/17/2047	Goldman Sachs International	28,665,320	USD	3,331,388	2,336,943	994,445

Total OTC Credit Default Swaps on Index (Buy Protection)							$12,048,593	$7,943,112	$4,105,481

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2017

OTC Credit Default Swaps on Index (Sell Protection) — Outstanding at December 31, 2017

Reference Obligation	Rating	Consolidated Master Fund Fixed/ Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount(a)		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.AA.1	AA	0.25%	1M	10/12/2052	Goldman Sachs International	12,954,885	USD	$(2,291,089)	$(2,056,678)	$(234,411)
CMBX.NA.AA.4	AA	1.65%	1M	2/17/2051	Goldman Sachs International	6,953,743	USD	(2,825,856)	(3,055,943)	230,087
CMBX.NA.BB.6	BB	5.00%	1M	5/11/2063	Merrill Lynch Capital Services, Inc.	8,907,000	USD	(2,109,425)	(937,126)	(1,172,299)
CMBX.NA.BB.6	BB	5.00%	1M	5/11/2063	Morgan Stanley Capital Services LLC	17,560,000	USD	(4,158,696)	(1,810,220)	(2,348,476)
CMBX.NA.BB.7	BB	5.00%	1M	1/17/2047	Morgan Stanley Capital Services LLC	849,000	USD	(158,362)	(166,307)	7,945
CMBX.NA.BB.7	BB	5.00%	1M	1/17/2047	Citibank, N.A.	11,838,410	USD	(2,208,192)	(322,722)	(1,885,470)
CMBX.NA.BB.7	BB	5.00%	1M	1/17/2047	Goldman Sachs International	8,067,000	USD	(1,504,719)	(117,833)	(1,386,886)
CMBX.NA.BBB-6	BBB	3.00%	1M	5/11/2063	Morgan Stanley Capital Services LLC	6,180,009	USD	(900,530)	(494,058)	(406,472)
CMBX.NA.BBB-7	BBB	3.00%	1M	1/17/2047	Citibank, N.A.	4,425,510	USD	(514,318)	(139,592)	(374,726)
CMBX.NA.BBB-7	BBB	3.00%	1M	1/17/2047	Merrill Lynch Capital Services, Inc.	7,458,000	USD	(866,744)	(790,200)	(76,544)
CMBX.NA.BBB-7	BBB	3.00%	1M	1/17/2047	Citigroup Global Markets, Inc.	4,186,000	USD	(486,483)	(199,977)	(286,506)
CMBX.NA.BBB-7	BBB	3.00%	1M	1/17/2047	Goldman Sachs International	12,595,810	USD	(1,463,843)	(1,026,875)	(436,968)
CMBX.NA.BBB-8	BBB	3.00%	1M	10/17/2057	Goldman Sachs International	3,788,000	USD	(576,218)	(556,794)	(19,424)
CMBX.NA.BBB-8	BBB	3.00%	1M	10/17/2057	Credit Suisse International	2,680,000	USD	(407,673)	(393,072)	(14,601)
CMBX.NA.BBB-9	BBB	3.00%	1M	9/17/2058	Goldman Sachs International	6,040,000	USD	(666,313)	(643,802)	(22,511)
CMBX.NA.BBB-8	BBB	3.00%	1M	9/17/2058	Credit Suisse International	2,680,000	USD	(295,649)	(277,912)	(17,737)
CMBX.NA.BBB-10	BBB	3.00%	1M	11/17/2059	Goldman Sachs International	4,872,484	USD	(488,971)	(467,715)	(21,256)

Total OTC Credit Default Swaps on Index (Sell Protection)								$(21,923,081)	$(13,456,826)	$(8,466,255)

(a)	The maximum potential amount the Consolidated Master Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2017

OTC Credit Default Swaps on Single-Name Issuer (Buy Protection) — Outstanding at December 31, 2017

Reference Obligation	Consolidated Master Fund Fixed/ Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Kohl’s Corp.	(1.00)%	3M	12/20/2022	Morgan Stanley Capital Services LLC	6,826,000 USD	$171,492	$440,355	$(268,863)
Kohl’s Corp.	(1.00)%	3M	12/20/2022	JPMorgan Chase Bank, N.A.	19,980,000 USD	501,966	1,016,878	(514,912)
Kroger Co.	(1.00)%	3M	12/20/2022	Goldman Sachs International	32,849,000 USD	(289,977)	93,288	(383,265)
Macy’s Retail Holdings, Inc.	(1.00)%	3M	12/20/2022	JPMorgan Chase Bank, N.A.	6,577,000 USD	468,819	665,418	(196,599)
Macy’s Retail Holdings, Inc.	(1.00)%	3M	12/20/2022	Goldman Sachs International	6,577,000 USD	468,819	613,564	(144,745)
Macy’s Retail Holdings, Inc.	(1.00)%	3M	12/20/2022	Morgan Stanley Capital Services LLC	10,239,000 USD	729,852	1,181,783	(451,931)
Target Corp.	(1.00)%	3M	12/20/2022	Goldman Sachs International	17,066,000 USD	(406,057)	(378,017)	(28,040)

Total OTC Credit Default Swaps on Single-Name Issuer (Buy Protection)						$1,644,914	$3,633,269	$ (1,988,355)

OTC Total Return Swaps Outstanding at December 31, 2017

Reference Instrument	Maturity Date	Payment Frequency	Counterparty	Financing Rate		Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
A&O Hotels & Hostels Holding AG	12/19/2024	—	Citibank, N.A.	—		15,290,000 EUR	$152,881	$—	$152,881
Americold Realty Operating Partnership L.P.	12/01/2022	1M	Citibank, N.A.	L + 1.60%	(a)	2,315,370 USD	20,267	—	20,267
Americold Realty Operating Partnership L.P.	12/01/2022	1M	Citibank, N.A.	L + 1.60%	(a)	31,024,212 USD	892,049	—	892,049
Casablanca US Holdings, Inc.	03/31/2024	3M	Bank of America, N.A.	L + 1.50%	(b)	10,000,000 USD	500,000	—	500,000
Casablanca US Holdings, Inc.	03/31/2024	3M	Citibank, N.A.	L + 1.60%	(b)	1,035,782 USD	(7,121)	—	(7,121)
Casablanca US Holdings, Inc.	03/31/2024	3M	Citibank, N.A.	L + 1.60%	(b)	2,098,429 USD	(3,935)	—	(3,935)
Casablanca US Holdings, Inc.	03/31/2024	3M	Citibank, N.A.	L + 1.60%	(b)	2,481,749 USD	(4,653)	—	(4,653)
Casablanca US Holdings, Inc.	03/31/2024	3M	Citibank, N.A.	L + 1.60%	(b)	2,325,000 USD	(13,078)	—	(13,078)
Casablanca US Holdings, Inc.	03/31/2024	3M	Citibank, N.A.	L + 1.60%	(b)	42,913,715 USD	1,046,022	—	1,046,022

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

December 31, 2017

Reference Instrument	Maturity Date	Payment Frequency	Counterparty	Financing Rate		Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casablanca US Holdings, Inc.	03/31/2024	3M	Citibank, N.A.	L + 1.60%	(b)	827,830 USD	$(517)	$—	$(517)
Casablanca US Holdings, Inc.	03/31/2024	3M	Citibank, N.A.	L + 1.60%	(b)	2,562,590 USD	(20,821)	—	(20,821)
Diamond Resorts International, Inc.	09/04/2023	1M	Citibank, N.A.	L + 1.60%	(a)	23,636,800 USD	727,541	—	727,541
Four Seasons Hotels Limited	11/30/2023	1M	Citibank, N.A.	L + 1.60%	(a)	11,520,749 USD	117,235	—	117,235
Parkdean Resorts Holdco Limited	02/09/2024	1M	Citibank, N.A.	L + 1.60%	(a)	13,339,000 GBP	(91,687)	—	(91,687)
QCP SNF West/Central/EAS	11/01/2023	1M	Citibank, N.A.	L + 2.25%	(a)	5,222,000 USD	148,501	—	148,501
QCP SNF West REIT LLC	10/31/2022	1M	Citibank, N.A.	L + 1.60%	(a)	16,542,900 USD	310,179	—	310,179
QCP SNF West REIT LLC	10/31/2022	1M	Citibank, N.A.	L + 1.60%	(a)	4,248,272 USD	(47,793)	—	(47,793)
QCP SNF West REIT LLC	10/31/2022	1M	Citibank, N.A.	L + 1.60%	(a)	400,987 USD	(4,010)	—	(4,010)

Total OTC Total Return Swaps Outstanding							$3,721,060	$—	$3,721,060

(a)	L= 1 month Libor
(b)	L= 3 month Libor

Centrally Cleared Interest Rate Swaps Outstanding at December 31, 2017

Consolidated Master Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	Three-Month Libor	1.86%	3M	10/08/2023	Citibank, N.A.	75,000,000	USD	$1,589,197	$—	$1,589,197
Receives	Three-Month Libor	2.03%	3M	05/20/2021	Citibank, N.A.	100,000,000	USD	393,552	—	393,552
Receives	Three-Month Libor	2.19%	3M	07/10/2024	Citibank, N.A.	49,000,000	USD	(37,626)	—	(37,626)
Receives	Three-Month Libor	2.25%	3M	07/10/2025	Citibank, N.A.	55,000,000	USD	(125,487)	—	(125,487)

Total Centrally Cleared Interest Rate Swaps Outstanding								$1,819,636	$—	$1,819,636

Abbreviation Legend:
1M	1 Month
3M	3 Months
EURIBOR	Euro Interbank Offered Rate
REG S	Regulation-S
Currency Legend
EUR	Euro
GBP	British Pound
USD	United States Dollar

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Assets and Liabilities

As of December 31, 2017

Assets:
Investment in securities, at fair value (cost $1,199,010,047)	$1,206,727,349
Cash	36,850,512
Cash collateral segregated for counterparties for securities sold short	166,980,125
Cash collateral segregated for counterparties for swaps	69,934,961
Cash collateral segregated for broker for reverse repurchase agreements	6,095,338
Unrealized appreciation on forward foreign currency exchange contracts	2,706,371
Income receivable	5,346,992
Receivable for periodic payments from swap contracts	1,469,492
Variation margin receivable on centrally cleared swaps	648,693
Swap contracts, at fair value (net premiums paid $11,861,110)	18,304,216
Prepaid expenses and other assets	24,002

Total assets	1,515,088,051

Liabilities:
Securities sold short, at fair value (proceeds of $160,502,189)	160,537,586
Unrealized depreciation on forward foreign currency exchange contracts	5,333,201
Payable for reverse repurchase agreements	366,654,179
Swap contracts, at fair value (net premiums received $13,741,555)	22,812,730
Interest payable on securities sold short	827,510
Incentive Fees payable	14,368,615
Management Fees payable	2,403,054
Payable to Affiliate	156,114
Accrued expenses and other liabilities	621,155

Total liabilities	573,714,144

Net assets	$941,373,907

Components of Net Assets:
Investors’ equity	$936,287,443
Net unrealized appreciation	5,086,464

Net assets	$941,373,907

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Interest	$86,462,848
Dividends	247,009

Total investment income	86,709,857

Expenses:
Incentive Fees	14,368,615
Management Fees	19,844,924
Administration fees	220,940
Custodian and accounting fees	343,093
Trustees’ fees and expenses	258,857
Transfer Agent fees	343,671
Registration fees	12,406
Professional fees	1,177,705
Interest on securities sold short	1,962,327
Interest expense on reverse repurchase agreements	11,099,264
Insurance	240,860
Other expenses	125,445

Total expenses	49,998,107

Management Fees waived by Investment Manager	(9,922,462)

Net expenses	40,075,645

Net investment income	46,634,212

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments in securities	22,392,326
Securities sold short	5,868,777
Forward foreign currency exchange contracts	8,942,115
Foreign currency transactions	(6,129,080)
Options written	246,167
Swap contracts	(9,190,785)

Net realized gain	22,129,520

Net change in unrealized appreciation (depreciation) on:
Investments in securities	19,720,693
Securities sold short	(9,106,563)
Forward foreign currency exchange contracts	(14,160,874)
Foreign currency translations	6,220,699
Swap contracts	9,984,489

Net change in unrealized appreciation	12,658,444

Net realized and unrealized gain	34,787,964

Net increase in net assets resulting from operations	$81,422,176

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Changes in Net Assets

	Year Ended 12/31/2017	Year Ended 12/31/2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$46,634,212	$40,634,519
Net realized gain (loss)	22,129,520	(10,326,584)
Net change in unrealized appreciation (depreciation)	12,658,444	(8,224,351)

Net increase in net assets resulting from operations	81,422,176	22,083,584

Capital Transactions:
Proceeds from subscriptions	41,701,280	171,999,394
Payments for repurchases	(141,682,006)	(64,131,303)

Net increase (decrease) in net assets resulting from capital transactions	(99,980,726)	107,868,091

Net increase (decrease) in net assets	(18,558,550)	129,951,675

Net Assets:
Beginning of period	959,932,457	829,980,782

End of period	$941,373,907	$959,932,457

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Statement of Cash Flows

Year Ended 12/31/2017
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$81,422,176
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments in securities	(985,034,064)
Proceeds from disposition of investments in securities	1,109,213,882
Proceeds from securities sold short	144,349,451
Payments to cover securities sold short	(235,292,883)
Net realized gain on investments in securities	(22,392,326)
Short-term investments, net	(12,564,580)
Net realized gain on securities sold short	(5,868,777)
Net realized gain on options written	(246,167)
Net accretion of bond discount and amortization of bond and swap premium	(1,908,173)
Net change in unrealized appreciation on investments in securities	(19,720,693)
Net change in unrealized depreciation on securities sold short	9,106,563
Net unrealized appreciation on forward foreign currency exchange contracts	14,160,874
Swap contracts, at fair value net	792,409
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral segregated for counterparties for securities sold short	72,318,448
Cash collateral segregated for counterparties for swaps	11,681,323
Cash collateral segregated for broker for reverse repurchase agreements	10,019,156
Income receivable	283,121
Receivable for periodic payments from swap contracts	(1,071,510)
Variation margin receivable on centrally cleared swaps	412,404
Prepaid expenses and other assets	(24,002)
Increase (decrease) in liabilities:
Interest payable on securities sold short	(331,774)
Interest payable on reverse repurchase agreements	(567,870)
Incentive Fees payable	10,445,070
Management Fees payable	(225,208)
Payable to Investment Manager	(3,638)
Payable to Affiliate	156,114
Trustees’ fee payable	(847)
Accrued expenses and other liabilities	170,909

Net cash provided by operating activities	$179,279,388

Cash Flows from Financing Activities
Proceeds from subscriptions	41,701,280
Payment for share repurchases	(141,682,006)
Reverse repurchase agreements, net	(76,132,002)

Net cash used in financing activities	(176,112,728)

Net increase in cash and foreign currency	3,166,660
Cash and foreign currency, beginning of period	33,683,852

Cash end of period	$36,850,512

Supplemental disclosure of cash flow information:

Cash paid during the period for interest	$13,961,235

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Consolidated Financial Highlights

	Year Ended 12/31/2017		Year Ended 12/31/2016		Year Ended 12/31/2015		Year Ended 12/31/2014(a)
Total Return on Net Asset Value	9.20%		1.24%		5.55%		2.43	%(b)

Ratios to Average Net Assets:
Expenses before waiver from Investment Manager and Incentive Fees	3.81	%(c)	3.96	%(c)	3.76	%(c)	3.57	%(d)
Incentive Fees	1.54%		0.44%		0.83%		0.52	%(d)

Expenses before waiver from Investment Manager	5.35	%(c)	4.40	%(c)	4.59	%(c)	4.09	%(d)

Management Fees waiver from Investment Manager	(1.06)%		(1.11)%		(1.12)%		(0.48	)%(d)

Net expenses after waiver from Investment Manager	4.29%		3.29%		3.47%		3.61	%(d)

Net investment income excluding Incentive Fees	6.53%		4.96%		4.50%		2.49	%(d)

Net investment income	4.99%		4.52%		3.67%		1.97	%(d)

Supplementary Data:
Net assets, end of period (in thousands)	$941,374		$959,932		$829,981		$547,179

Portfolio turnover	85%		26%		41%		31	%(e)

(a)	For the period April 1, 2014 (commencement of investment operations) to December 31, 2014.
(b)	Total Return has not been annualized.
(c)	Includes interest expense on securities sold short and reverse repurchase agreements of 1.40%, 1.49% and 1.26%, for the years ended December 31, 2017, December 31, 2016 and December 31, 2015, respectively.
(d)	Financial ratios have been annualized.
(e)	Percentage represents the results for the period presented and has not been annualized.

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements

For the Year Ended December 31, 2017

1. Organization

Blackstone Real Estate Income Master Fund (the “Master Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a non-diversified, closed-end management investment company. The Master Fund has formed a subsidiary, Blackstone Real Estate Income Master Fund (Cayman) Ltd., a wholly-owned subsidiary (the “Subsidiary”), organized in the Cayman Islands, through which the Master Fund mainly invests in securities exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Blackstone Real Estate Income Fund (“Feeder Fund I”) and Blackstone Real Estate Income Fund II (“Feeder Fund II” and together with Feeder Fund I, the “Feeder Funds”) invest substantially all of their assets in the Master Fund. The Master Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments.

The Master Fund consolidates the Subsidiary in accordance with the consolidation policy discussed in Note 2. The Master Fund and Subsidiary are herein referred to collectively as the “Consolidated Master Fund”.

The investment manager of the Consolidated Master Fund and the Feeder Funds is Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), an investment advisor registered under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member thereof, a “Trustee”) of the Consolidated Master Fund and the Feeder Funds supervises the conduct of the Consolidated Master Fund’s and the Feeder Funds’ affairs and, pursuant to the investment management agreements (the “Investment Management Agreements”), has engaged the Investment Manager to manage the Consolidated Master Fund’s and the Feeder Funds’ day-to-day investment activities and operations.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Consolidated Master Fund.

2. Summary of Significant Accounting Policies

Basis of Presentation

The Consolidated Master Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars, unless otherwise noted.

The Consolidated Master Fund is an investment company in accordance with Accounting Standards Codifications 946, Financial Services—Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies.

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires the Investment Manager to make estimates and assumptions that affect the amounts in the financial statements and accompanying notes. The Investment Manager believes that the estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results may differ from these estimates.

Consolidation

The Master Fund consolidates its investment in the Subsidiary. Accordingly, the consolidated financial statements include the assets and liabilities and the results of operations of the Subsidiary listed above. All intercompany balances have been eliminated.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2017

Valuation Policy

The Consolidated Master Fund values its investments in securities, securities sold short, derivative financial instruments and other investments (together, the “investments”) based on market quotations or at fair value. Market quotations can be obtained from third party pricing service providers or broker-dealers. The Board has established procedures for determining the fair value of investments (the “Valuation Procedures”). The Board has delegated to the Investment Manager day-to-day responsibility for implementing the Valuation Procedures. The Investment Manager provides oversight of the valuation and pricing function of the Consolidated Master Fund for all investments. The Investment Manager will use commercially reasonable efforts to obtain two or more reliable quotations for each investment, and in connection therewith, will value such investments based on the average of the quotations obtained. Pursuant to the Valuation Procedures, if market quotations are not readily available (or are otherwise not reliable for a particular investment), the fair value will be determined in good faith by the Investment Manager, and such determinations shall be reported to the Board. Due to the inherent uncertainty of these estimates, estimates of fair value may differ from the values that would have been used had a ready market for these investments existed and the differences could be material. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker-dealer quotations). The Board has delegated to the Investment Manager the responsibility for monitoring significant events that may materially affect the values of the Consolidated Master Fund’s investments and for determining whether the value of the applicable investments should be re-evaluated in light of such significant events.

Fair Value of Financial Instruments

Fair value guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. U.S. GAAP defines the fair value as the price that Consolidated Master Fund would receive to sell an asset or pay to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

Valuation techniques and availability of observable inputs can vary from investment to investment and are affected by a variety of factors including the type of investment and the characteristics specific to the investment and the state of the market place, including the existence and transparency of transactions between market participants. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement:

Level 1 – quoted prices are available in active markets for identical investments as of the measurement date. The Consolidated Master Fund does not adjust the quoted price for these investments.

Level 2 – quoted prices are available in markets that are not active or model inputs are based on inputs that are either directly or indirectly observable as of the measurement date.

Level 3 – pricing inputs are unobservable and include instances where there is minimal, if any, market activity for the investment. The Investment Manager, values its investments, in good faith, using valuation techniques applied on a consistent basis. The determination of fair value is based on the best available information in the circumstances and may incorporate the Investment Mangers’ own assumptions and involves significant degree of judgment, taking into consideration a combination of

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2017

internal and external factors. Due to the inherent uncertainty of these estimates, the estimates of fair value may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

A description of the valuation techniques applied to the Consolidated Master Fund’s major categories of investments measured at fair value on a recurring basis are as follows:

Fixed Income Securities

Fixed income securities, including corporate and convertible bonds, mezzanine debt, U.S. and foreign debt obligations, bank loans, and trade claims, are generally valued by broker-dealer quotations or third party pricing service providers on the basis of last available bid price. In determining the value of a particular investment, pricing service providers may use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models to determine the reported price. The pricing service providers’ internal models use observable inputs such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above and have multiple pricing sources are categorized as Level 2 within the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by broker-dealer quotations or third party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider the attributes applicable to a particular class of the security (e.g., credit rating, seniority), current market data, estimated cash flows and relative market yield for each class, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above and have multiple pricing sources are categorized as Level 2 within the fair value hierarchy. Securities with only a single pricing source are categorized as Level 3.

Equity Securities

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Securities that use similar valuation techniques and inputs and are active on a listed exchange as described above are categorized as Level 1 within the fair value hierarchy.

Short-Term Investments

The Consolidated Master Fund considers short-term, highly liquid investments with original maturities of 90 days or less when acquired to be short-term investments. At December 31, 2017, the Consolidated Master Fund had $65,877,231 invested in JPMorgan U.S. Treasury Money Market Plus Fund (IJTXX—Institutional Class). Investments in money market funds are categorized as Level 1 within the fair value hierarchy and are valued at net asset value.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2017

Derivative Financial Instruments

Over the counter (“OTC”) derivative financial instruments, such as credit default swaps, interest rate swaps, total return swaps, forward foreign currency exchange contracts and options contracts derive their value from underlying referenced instruments or obligations, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by third party pricing service providers and/or based on broker dealer quotations. Depending on the product and the terms of the transaction, the value of derivative financial instruments can be estimated using a series of techniques, including, but not limited to, simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Derivative financial instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are normally valued by third party pricing service providers. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

Securities Sold Short

The Consolidated Master Fund may sell securities short (a “Short Sale”) from time to time. A Short Sale is a transaction whereby the Consolidated Master Fund sells securities it does not own in anticipation of a decline in the market price of those securities, whereby the Consolidated Master Fund’s broker executes a stock borrow transaction to deliver the securities resulting from the Consolidated Master Fund’s Short Sale. The Consolidated Master Fund is obligated to repurchase the securities at the market price at the time of replacement. The Consolidated Master Fund’s obligations to replace the securities in connection with a Short Sale are secured by collateral.

Upon entering into a Short Sale, the Consolidated Master Fund establishes a liability which is recorded as securities sold short in the Consolidated Statement of Assets and Liabilities to represent securities due under the Short Sale agreement. The Consolidated Master Fund is liable to pay any interest income earned during the period the Short Sale is open. The interest is recorded as interest on securities sold short in the Consolidated Statement of Operations.

Option Contracts

The Consolidated Master Fund buys or writes put and call options through listed exchanges and over-the-counter. The buyer of an option has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or currency at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying securities declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

Forward Foreign Currency Exchange Contracts

The Consolidated Master Fund enters into forward foreign currency exchange contracts from time to time to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. Forward foreign currency exchange contracts are agreements between two parties to exchange a fixed quantity of one currency for another currency at an

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2017

agreed-upon price on an agreed upon future date. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates.

Swap Agreements

The Consolidated Master Fund enters into swaps from time to time, which include total return, interest rate, and credit default swap agreements. Swaps are typically bilaterally negotiated agreements between the Consolidated Master Fund and a counterparty in which the Consolidated Master Fund and counterparty agree to make either periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market or may be executed in a multilateral or other trade facility platform, such as a registered exchange.

Reverse Repurchase Agreements

The Consolidated Master Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Consolidated Master Fund sells securities in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same securities at an agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Consolidated Master Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Investment Transactions and Related Investment Income

Investment transactions are recorded as of the trade date for financial reporting purposes. Income and expenses, including interest, are recorded on an accrual basis. Realized gains and losses from sale of investments are determined on the identified cost basis using the first in first out methodology.

Foreign Currency Translation

The books and records of the Consolidated Master Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Consolidated Master Fund’s records at the rate prevailing when earned and recorded. Assets and liabilities denominated in foreign currencies are adjusted to reflect current exchange rates and any unrealized gains (losses) are included in Net change in unrealized appreciation (depreciation) on investments and foreign currency translations on the Consolidated Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and foreign currency translations on the Consolidated Statement of Operations. The Consolidated Master Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Cash

As of December 31, 2017, the Consolidated Master Fund had $36,850,512 in cash held at a major U.S. bank.

Contingencies

Under the Consolidated Master Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), the Consolidated Master Fund’s officers and each Trustee are indemnified against certain liabilities that may arise out of the performance of their duties to the Consolidated Master Fund. Additionally, in the normal course of business, the Consolidated Master Fund may enter into contracts that

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2017

contain a variety of representations and indemnification obligations and expects the risk of loss to be remote. Each Feeder Fund bears its pro-rata share of the Consolidated Master Fund’s expenses, subject to reimbursement by the Investment Manager, pursuant to an expense limitation and reimbursement agreement between each Feeder Fund and the Investment Manager.

Income Taxes

The Consolidated Master Fund is classified as a partnership for federal income tax purposes. As such, each investor in the Consolidated Master Fund is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Consolidated Master Fund. Therefore, no federal income tax provision is required. The Consolidated Master Fund plans to file U.S. Federal and various state and local tax returns. All the Consolidated Master Fund’s assets are managed so that the Feeder Funds can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

For the open tax years and all major jurisdictions, management of the Consolidated Master Funds has concluded that there are no uncertain tax positions that would require recognition in the consolidated financial statements. No income tax returns are currently under examination. The statute of limitations on the Consolidated Master Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2014 through December 31, 2017.

Segregation and Collateralization

In cases in which the 1940 Act and the interpretive positions of the SEC and its staff require that the Consolidated Master Fund segregate assets in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, swaps and options written), or transactions considered to reflect borrowings (e.g., reverse repurchase agreements), the Consolidated Master Fund will, consistent with SEC rules and/or certain interpretive guidance issued by the SEC, segregate assets or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges, third party broker-dealers, futures commissions merchants and clearing organizations, a fund engaging in such transactions may have requirements to deliver/deposit cash or securities to/with an exchange, broker-dealer, futures commission merchant or clearing organization as collateral or margin for certain investments to the extent consistent with the 1940 Act and interpretive positions of the SEC and its staff. The Consolidated Master Fund may mitigate counterparty risk by contractually requiring its counterparties to post collateral under a master agreement and a credit support annex published by International Swaps and Derivatives Association, Inc. (collectively, an “ISDA Master Agreement”) implemented between the Consolidated Master Fund and each of its respective counterparties, as well as through netting provisions contained in the ISDA Master Agreement, and reaching other financial agreements between the Consolidated Master Fund and its counterparty in the ISDA Master Agreement. An ISDA Master Agreement may contain certain provisions regarding, among other things, the right parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. At December 31, 2017, the Consolidated Master Fund used the gross method of presentation in the consolidated financial statements and did not elect to offset amounts eligible for offset under enforceable master netting arrangements or similar agreements. Collateral pledged by the Consolidated Master Fund is segregated by the Consolidated Master Fund’s custodian and identified as such in the Consolidated Master Fund’s portfolio. Collateral can be in the form of cash or securities as agreed to by the Consolidated Master Fund and the applicable counterparty. Typically, the Consolidated Master Fund and counterparties are not permitted to sell, repledge or otherwise use the collateral they receive.

The Consolidated Master Fund manages counterparty risk by entering into agreements only with counterparties that are believed to have the financial resources to honor their obligations and by monitoring

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2017

the financial stability of those counterparties. The agreements entered into by the Consolidated Master Fund typically contain credit risk related features that are triggered under certain circumstances. Such circumstances may include agreed upon net asset value thresholds. If triggered, the counterparty may terminate the contract and any transactions thereunder.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for the premium on certain callable debt securities to the earliest call date. The amendments are applicable to any purchased individual debt security with an explicit and noncontingent call feature that is callable at a fixed price on a preset date. The amendments do not impact the accounting for callable debt securities held at a discount, which will continue to be accreted to maturity. ASU 2017-08 will become effective on January 1, 2019, with early adoption permitted including adoption in an interim period. The amendments will be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. The Consolidated Master Fund is currently evaluating the impact of adopting ASU 2017-08 on its consolidated financial statements.

3. Reverse Repurchase Agreements

The Consolidated Master Fund enters into reverse repurchase agreements with qualified banks or broker-dealers though a Master Repurchase Agreement (“MRA”). An MRA contains provisions for initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA may also permit, upon the occurrence of an event of default by one party, the offsetting of obligations under the MRA against obligations under other agreements with the same counterparty to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Consolidated Master Fund may decline below the price of the securities the Consolidated Master Fund is obligated to repurchase. They also involve the risk that the counterparty liquidates the securities delivered to it by the Consolidated Master Fund under the reverse repurchase agreement following the occurrence of an event of default under the applicable MRA by the Consolidated Master Fund. The Consolidated Master Fund’s use of reverse repurchase agreements also subjects the Consolidated Master Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, repurchase agreements and reverse repurchase agreements entail the same risks as over-the-counter derivatives, as described in Notes 4 and 8. Securities subject to repurchase under reverse repurchase agreements are designated as such in the Consolidated Schedule of Investments. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. As of December 31, 2017, the face value of open reverse repurchase agreements was $363,410,106. The weighted average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2017, was approximately $392,250,958 at a weighted average daily interest rate of 2.83% per annum.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2017

The following table presents the Consolidated Master Fund’s outstanding reverse repurchase agreements, including accrued interest, which are subject to enforceable MRAs, as well as the collateral delivered related to those reverse repurchase agreements as of December 31, 2017:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged to Counterparty(a)	Net Amount
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(30,508,601)	$30,508,601	$—
RBC (Barbados) Trading Bank Corporation	(188,157,252)	188,157,252	—
RBC Europe Limited	(65,669,309)	65,669,309	—
Royal Bank of Canada	(82,319,017)	82,319,017	—

Total	$(366,654,179)	$366,654,179	$—

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes. The total fair value of non-cash and cash collateral pledged at December 31, 2017 was $480,882,033 and $6,087,274, respectively.

The following table presents the Consolidated Master Fund’s remaining contractual maturity of the agreements as of December 31, 2017:

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Reverse Repurchase Agreements
Commercial Mortgage- Backed Securities	$—	$32,473,320	$301,472,603	$28,638,186	$362,584,109
Collateral Cash	—	4,070,070	—	—	4,070,070

Total	$—	$36,543,390	$301,472,603	$28,638,186	$366,654,179

Gross amount of recognized liabilities for reverse repurchase agreements					$363,410,106

4. Derivative Financial Instruments

In the normal course of business, the Consolidated Master Fund utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Consolidated Master Fund’s derivative activities and exposure to derivative contracts would be classified by the following primary underlying risks: interest rate, credit, foreign currency exchange rate, commodity price, and equity price risks. In addition to its primary underlying risks, the Consolidated Master Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts. The following disclosures contain information on how the Consolidated Master Fund uses derivative contracts.

Forward Foreign Currency Exchange Contracts

The Consolidated Master Fund enters into forward foreign currency exchange contracts from time to time to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. Forward foreign currency exchange contracts are agreements between two parties to exchange a fixed quantity of one currency for another currency at an

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2017

agreed-upon price on an agreed upon future date. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. These contracts are valued daily and the change in market value is recorded as an unrealized gain or loss on forward foreign currency exchange contracts. When a contract is closed, the Consolidated Master Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Consolidated Master Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency being received, they also limit any potential gain that might result should the value of such currency increase. In addition, the Consolidated Master Fund could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Consolidated Master Fund’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The Consolidated Master Fund segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enters into offsetting transactions or otherwise covers such transactions.

Swap Agreements

The Consolidated Master Fund enters into swaps from time to time, which include total return, interest rate, and credit default swap agreements. Swaps are typically bilaterally negotiated agreements between the Consolidated Master Fund and a counterparty in which the Consolidated Master Fund and counterparty agree to make either periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market or may be executed in a multilateral or other trade facility platform, such as a registered exchange.

The Consolidated Master Fund may enter into swap agreements for investment purposes or managing exposure to interest rates, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“segregated cash” or “collateral”) may be paid or received, as applicable, by the Consolidated Master Fund as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Consolidated Master Fund as collateral for swap agreements identified in the Consolidated Schedule of Investments and segregated cash, if any, are reflected on the Consolidated Statement of Assets and Liabilities.

Credit Default Swaps: The Consolidated Master Fund enters into OTC and/or centrally cleared credit default swap contracts from time to time to hedge credit risk, to hedge market risk, or to gain exposure on single name issues and/or baskets of securities. In an OTC credit default swap contract, the protection buyer typically makes an upfront payment and/or a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a “credit event” on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructurings and obligation acceleration. An upfront payment received by the Consolidated Master Fund or made by the Consolidated Master Fund is recorded as a liability or asset, respectively, in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by Consolidated Master Fund are recorded as realized gains or losses. OTC credit default swap contracts are marked to market daily and the change is recorded as an unrealized gain or loss on swaps contracts. Upon the occurrence of a credit event, the difference between the par value and the market value of the reference obligation, net of any proportional amount of upfront payment, is recorded as a realized gain or loss on swaps contracts. With respect to selling a credit default swap, the Consolidated Master Fund will segregate assets or otherwise covers its obligations for the notional amount of such credit default swap.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2017

Interest Rate Swaps: The Consolidated Master Fund enters into OTC and/or centrally cleared interest rate swap contracts from time to time to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk. The Consolidated Master Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Consolidated Master Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating rate, on the same notional amount for a specified period of time. The Consolidated Master Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Interest rate swaps can be purchased or sold with an upfront premium. An upfront payment received by the Consolidated Master Fund is recorded as a liability on the Consolidated Statement of Assets and Liabilities. An upfront payment made by the Consolidated Master Fund is recorded as an asset on the Consolidated Statement of Assets and Liabilities. OTC and centrally cleared interest rate swaps are marked-to-market daily and any change is recorded as an unrealized gain or loss on swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract.

Total Return Swaps: The Consolidated Master Fund enters into OTC total return swap contracts from time to time to gain exposure to the investment returns on an underlying financial instrument without purchasing the financial instrument itself. In a total return swap, the Consolidated Master Fund receives the economic returns of the underlying financial instrument, inclusive of any mark to market earned from the date of such purchase of the underlying instrument, any interest earned from the settlement date of the underlying instrument less a swap financing fee, which is typically LIBOR plus a spread. The total return swap derives its value from the valuation of underlying financial instruments. The underlying financial instruments for the total return swap held at year end were loans and a bond. The swap is valued daily at current market value and any unrealized appreciation or depreciation is included in the net change in unrealized appreciation/ (depreciation) on swap contracts. Gain or loss is realized on the termination date of the swap and when periodic payments are received or made at the end of each measurement period. During the period the swap is open, the Consolidated Master Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Options Contracts

Purchased call or put options (“Options”) may be used to obtain economic exposure equivalent to a long or short position, respectively, or to hedge existing or anticipated portfolio positions. The Consolidated Master Fund may buy or write Options through the OTC market and listed exchanges.

The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of the underlying at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the price of the underlying declines (in the case of a put option) or increases (in the case of a call option).

Option contracts purchased (call or put) require the payment of premiums in exchange for the right to purchase or sell an underlying at a contracted strike price and maturity. The premium paid by the Consolidated Master Fund is recorded as an asset and is subsequently marked-to-market to reflect the current fair value of the option.

Option contracts sold (written calls or written puts) obligates the Consolidated Master Fund to buy or sell, within a limited time, an underlying at a contracted strike price and maturity. The writer of an option receives

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2017

a premium which is recorded as a liability and is subsequently marked-to-market to reflect the current fair value of the option.

At December 31, 2017, the Consolidated Master Fund had the following derivative financial instruments, presented on a gross basis and categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Section	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Credit	Swap contracts, premiums paid and unrealized appreciation	$14,389,541	Swap contracts, premiums received and unrealized depreciation	$(22,619,115)
Market	Swap contracts, unrealized appreciation	3,914,675	Swap contracts, unrealized depreciation	(193,615)
Interest Rate	Centrally cleared swaps, at fair value (a)	1,982,749	Centrally cleared swaps, at fair value (a)	(163,113)
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	2,706,371	Unrealized depreciation on forward foreign currency exchange contracts	(5,333,201)

Total		$22,993,336		$(28,309,044)

Amount not subject to MNA (b)		(1,982,749)		163,113

Total gross amounts subject to MNA		$21,010,587		$(28,145,931)

(a)	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	See below for definition of “MNA” and disclosure of financial instruments assets and liabilities subject to offset enforceable master netting arrangements.

The following tables present information about the amount of net realized gain (loss) and net unrealized appreciation (depreciation) on derivative financial instruments for the year ended December 31, 2017:

	Consolidated Statement of Operations Location—Net Realized Gain (Loss)				Consolidated Statement of Operations Location— Net Change in Unrealized Appreciation (Depreciation)
	Swap contracts(a)	Purchased options(b)	Options Written	Forward foreign currency exchange contracts	Swap contracts(a)	Forward foreign currency exchange contracts
Credit	$(18,116,431)	$—	$—	$—	$10,858,670	$—
Market	10,638,205	(2,716,600)	246,167	—	(2,278,192)	—
Interest Rate	(1,712,559)	—	—	—	1,404,011	—
Foreign Exchange	—	—	—	8,942,115	—	(14,160,874)

Total	$(9,190,785)	$(2,716,600)	$246,167	$8,942,115	$9,984,489	$(14,160,874)

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2017

(a)	Includes unrealized appreciation (depreciation) on centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Includes options purchased that are part of investments in securities as shown in the Consolidated Statement of Assets and Liabilities and net realized gain (loss) on investments in securities and net unrealized appreciation (depreciation) on investments in securities as shown in the Consolidated Statement of Operations.

The average notional amounts below represent the Consolidated Master Fund’s average volume for the year ended December 31, 2017:

Derivative Description	Average Notional or Face Amount(a)
Purchased Options (b)	$1,831
Options Written (b)	314
Swap contracts	774,621,477
Forward foreign currency exchange contracts	184,627,377

(a)	Averages are based on monthly activity levels during the year ended December 31, 2017.
(b)	Calculated based on number of shares.

Netting Arrangements

The Consolidated Master Fund uses master netting arrangements, which allows certain derivative financial instruments and collateral with the same counterparty to be offset to minimize counterparty credit exposure. The table below presents information related to derivative financial instruments that are subject to an enforceable master netting arrangement or similar agreement (“MNA”) and are not offset, as shown in the Consolidated Statement of Assets and Liabilities as of December 31, 2017.

The Consolidated Master Fund enters into ISDA Master Agreements which contain MNA’s that provide for payment netting and, in the case of default or similar event with respect to the counterparty to the MNA, can provide for netting across transactions. Generally, upon counterparty default, the Consolidated Master Fund can terminate all transactions under the MNA and set-off amounts it owes across all transactions under a particular MNA and against collateral under such MNA. The Consolidated Master Fund may not use derivatives contracts and related collateral governed by an ISDA to offset reverse repurchase agreements and related collateral governed by an MRA.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2017

The following table presents the Consolidated Master Fund’s derivative financial instrument’s asset and liabilities by counterparty net of related collateral received/pledged by the Consolidated Master Fund at December 31, 2017:

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amount of Assets Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Received(a)	Non-Cash Collateral	Net Amount(b)
Bank of America, N.A.	$500,000	$—	$(500,000)	$—	$—
Citibank, N.A.	6,121,046	(6,121,046)	—	—	—
Goldman Sachs International	5,575,428	(5,575,428)	—	—	—
JPMorgan Chase Bank, N.A.	970,785	—	—	—	970,785
Merrill Lynch Capital Services, Inc.	1,594,267	(1,594,267)	—	—	—
Morgan Stanley Capital Services LLC	6,249,061	(5,217,588)	(1,031,473)	—	—

	$21,010,587	$(18,508,329)	$(1,531,473)	$—	$970,785

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amount of Liabilities Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Pledged(a)	Non-Cash Collateral	Net Amount(b)
Citibank, N.A.	$8,249,326	$(6,121,046)	$(2,128,280)	$—	$—
Citigroup Global Markets, Inc.	486,483	—	(486,483)	—	—
Credit Suisse International	703,322	—	—	—	703,322
Goldman Sachs International	10,513,043	(5,575,428)	(4,030,000)	—	907,615
Merrill Lynch Capital Services, Inc.	2,976,169	(1,594,267)	(1,381,902)	—	—
Morgan Stanley Capital Services LLC	5,217,588	(5,217,588)	—	—	—

	$28,145,931	$(18,508,329)	$(8,026,665)	$—	$1,610,937

(a)	Excess of collateral received/pledged from the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2017

5. Fair Value Measurement

The following table summarizes the Consolidated Master Fund’s assets and liabilities measured at fair value at December 31, 2017:

Asset Description:	Level 1	Level 2	Level 3	Total
Investment in Securities:
Commercial Mortgage-Backed Securities	$—	$775,379,751	$—	$775,379,751
Residential Mortgage-Backed Securities	—	156,230,608	—	156,230,608
Interest Only Commercial Mortgage-Backed Securities	—	3,347,210	—	3,347,210
Collateralized Debt Obligations	—	7,842,440	377,282	8,219,722
Mezzanine Debt	—	148,708,624	—	148,708,624
Bank Loan	—	3,549,455	—	3,549,455
High Yield Bonds & Notes	—	38,787,253	—	38,787,253
Common Stock	6,627,495	—	—	6,627,495
Money Market Fund	65,877,231	—	—	65,877,231
Total Investments in Securities	$72,504,726	$1,133,845,341	$377,282	$1,206,727,349
Forward Foreign Currency Exchange Contracts(a)	—	2,706,371	—	2,706,371
Credit Default Swap Contracts	—	14,389,541	—	14,389,541
Total Return Swap Contracts(a)	—	3,914,675	—	3,914,675
Interest Rate Swap Contracts	—	1,982,749	—	1,982,749
Total Assets	$72,504,726	$1,156,838,677	$377,282	$1,229,720,685

Liability Description:	Level 1	Level 2	Level 3	Total
Securities Sold Short:
Foreign Government Obligations	$—	$24,027,861	$—	$24,027,861
U.S. Treasury Notes	—	136,509,725	—	136,509,725
Total Securities Sold Short	$—	$160,537,586	$—	$160,537,586
Reverse Repurchase Agreements	—	366,654,179	—	366,654,179
Forward Foreign Currency Exchange Contracts(a)	—	5,333,201	—	5,333,201
Credit Default Swap Contracts	—	22,619,115	—	22,619,115
Total Return Swap Contracts(a)	—	193,615	—	193,615
Interest Rate Swap Contracts	—	163,113	—	163,113
Total Liabilities	$—	$555,500,809	$—	$555,500,809

(a)	Represents unrealized appreciation (depreciation).

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2017.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2017

The following table reconciles the beginning and ending balances of investments measured at fair value using Level 3 inputs:

	Investments in Securities, at fair value
	Commercial Mortgage-Backed Securities	Collateralized Debt Obligations
Balance as of January 1, 2017	$20,822,168	$—
Transfers In	—	20,822,168
Transfers Out	(20,822,168)	—
Purchases	—
Sales	—	(34,921,397)
Amortization	—	78,335
Net realized gain (loss)	—	18,970,749
Net change in unrealized appreciation	—	(4,572,573)

Balance as of December 31, 2017	$—	$377,282

Net change in unrealized depreciation related to investments still held as of December 31, 2017	$—	$(1,667,140)

Investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

The following table summarizes the quantitative inputs and assumptions used for investments classified within Level 3 of the fair value hierarchy as of December 31, 2017.

Investments in Securities, at fair value	Fair Value at December 31, 2017	Valuation Technique	Unobservable Inputs	Range of inputs (Weighted Average)
Collateralized Debt Obligations	$377,282	Quote from Pricing Service Provider	Indicative Bid	N/A

6. Fund Terms

Repurchases

Repurchases will be made only at such times and on such terms as may be determined by the Consolidated Master Fund’s Board, in its sole discretion.

7. Related Party Transactions

Management Fee

The Consolidated Master Fund pays the Investment Manager an aggregate fixed management fee (the “Management Fee”), payable quarterly in arrears on the last Business Day of each quarter. The Management Fee accrues monthly at an annual rate of 1.50% of the Consolidated Master Fund’s Managed Assets at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Consolidated Master Fund shares or any distributions by the Consolidated Master Fund. The Management Fee will reduce the net asset value of the Consolidated Master Fund (and indirectly, of the Feeder

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2017

Funds) as of the end of the accounting period in which it is payable and after the calculation of the Management Fee. Effective October 1, 2014 through December 31, 2018, the Investment Manager agreed to temporarily reduce its Management Fee to an annualized rate of 0.75% of the Consolidated Master Fund’s Managed Assets (“the Management Fee Waiver”). The Investment Manager may, in its sole discretion and at any time (including prior to December 31, 2018), elect to extend, terminate or modify its voluntary waiver. The Management Fee, after the Management Fee Waiver, was $9,922,462 for the year ended December 31, 2017.

Incentive Fee

The Consolidated Master Fund accrues a performance-based incentive fee (the “Incentive Fee”) on a monthly basis throughout the fiscal year of the Consolidated Master Fund. The Incentive Fee is paid to the Investment Manager promptly after the end of each fiscal year of the Consolidated Master Fund pursuant to the Consolidated Master Fund’s investment management agreement. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Consolidated Master Fund’s Net Capital Appreciation (as defined below) for each Fiscal Period ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carryforward account and any allocated Management Fee expense for such Fiscal Period, without duplication for any Incentive Fees paid during such fiscal year. The Consolidated Master Fund also pays the Investment Manager the Incentive Fee in the event a Fiscal Period is triggered in connection with a repurchase offer by the Consolidated Master Fund. For purposes of calculating the Incentive Fee, “Net Capital Appreciation” means, with respect to any Fiscal Period, the difference, if any, between (x) the sum of (i) the value of the Consolidated Master Fund’s net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period) increased by the dollar amount of the Consolidated Master Fund’s interests repurchased during the Fiscal Period (excluding repurchases as of the last day of the Fiscal Period after determination of the Incentive Fee), (ii) the amount of any dividends, distributions or withdrawals paid to shareholders during the Fiscal Period and not reinvested in the Consolidated Master Fund (excluding any dividends, distributions or withdrawals to be paid as of the last day of the Fiscal Period), and (iii) the Management Fee expense for that Fiscal Period, and (y) the sum of (i) the value of the Consolidated Master Fund’s net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period), increased by the dollar amount of the Consolidated Master Fund’s interests issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Consolidated Master Fund) and (ii) the amount of any subscriptions to the Consolidated Master Fund during that Fiscal Period. All calculations of Net Capital Appreciation will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Consolidated Master Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager’s sole discretion, as appropriate reserves for such expenses. The Consolidated Master Fund’s Incentive Fee was $14,368,615 for the year ended December 31, 2017.

RMBS Investments

In the year ended December 31, 2017, the Consolidated Master Fund and certain investment vehicles advised by affiliates of the Investment Manager (the “Other Blackstone Investment Vehicles”) purchased, in the secondary market from a third-party investment bank, one residential mortgage-backed security (“RMBS”) with a total cost basis of €106,539,902 with underlying loans owned by investment vehicles advised by affiliates of the Investment Manager (the “Loan Owners”). Such investment in the RMBS by the Consolidated Master Fund and the Other Blackstone Investment Vehicles represented a minority participation in the RMBS. The Consolidated Master Fund and the Other Blackstone Investment Vehicles will forgo all non-economic rights (including voting rights) in such RMBS as long as the Loan Owners own the underlying loans. For the year ended December 31, 2017, the Consolidated Master Fund recorded interest income of $1,229,380 related to its investments in such RMBS. Such amounts were reported as a component of interest in the Consolidated Master Fund’s Consolidated Statement of Operations.

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2017

Expense Payments

Blackstone Holdings Finance Co. L.L.C. (“FINCO”), an affiliate of the Investment Manager, pays expenses on behalf of the Consolidated Master Fund from time to time. The Consolidated Master Fund reimburses FINCO for such expenses paid on behalf of the Consolidated Master Fund. FINCO does not charge any fees for providing such administrative services. The amount of $156,114 as of year-end is recorded as payable to affiliate in the Consolidated Statement of Assets and Liabilities.

8. Financial Instruments and Off-Balance Sheet Risk

Market Risk: In the normal course of business, the Consolidated Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Consolidated Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Consolidated Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Derivative Risk: The Consolidated Master Fund enters into derivatives transactions which may include, without limitation, options contracts, futures contracts, options on futures contracts, forward contracts, interest rate swaps, total return swaps, credit default swaps and other swap agreements for investment, hedging or leverage purposes. The Consolidated Master Fund’s use of derivative instruments may be particularly speculative and involves investment risks and transaction costs to which the Consolidated Master Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Consolidated Master Fund’s initial investment in the derivatives. Thus, the use of derivatives may result in losses in excess of principal or greater than if they had not been used. The ability to successfully use derivative instruments depends on the ability of the Investment Manager. The skills needed to employ derivatives strategies are different from those needed to select portfolio security and, in connection with such strategies, the Investment Manager must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate.

Credit and Counterparty Risk: The Consolidated Master Fund will be subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of OTC instruments) purchased by the Consolidated Master Fund. The Investment Manager will evaluate and monitor the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Consolidated Master Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Consolidated Master Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Consolidated Master Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Consolidated Master Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Currently, certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2017

for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Consolidated Master Fund. Counterparty risk with respect to certain exchange-traded and over-the counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. Cash collateral that has been pledged to cover obligations of the Consolidated Master Fund under derivative financial instrument contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Liquidity Risk: Some securities held by the Consolidated Master Fund may be difficult to sell, or illiquid, during times of market turmoil or otherwise. Illiquid securities may also be difficult to value. If the Consolidated Master Fund is forced to sell an illiquid asset to meet repurchase requests or other cash needs, the Consolidated Master Fund may be forced to sell at a loss or at a price lower than it could have otherwise received.

Non-Diversification Risk: The Consolidated Master Fund is classified as a “non-diversified” investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Consolidated Master Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

Additional risks associated with each type of investment are described within the respective security type notes. The Consolidated Master Fund’s prospectus includes a discussion of the principal risks of investing in the Consolidated Master Fund and indirectly in the Consolidated Master Fund.

9. Investment Transactions

The aggregate cost of purchases and proceeds of sales of investments in securities (excluding U.S. Treasury obligations and U.S. government sponsored agency securities) (including maturities), other than short-term investments and securities sold short (if applicable), for the year ended December 31, 2017 were as follows:

Purchases	$981,662,523
Sales	$1,127,676,578

10. Federal Tax Information

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments, securities sold short, and derivatives were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,036,857,354	$36,518,376	$(32,501,675)	$4,016,701

11. Administration Agreements

The Consolidated Master Fund and Feeder Funds have entered into administration, custody and transfer agency agreements (the “Administration Agreements”) with State Street Bank and Trust Company (“State

Blackstone Real Estate Income Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

For the Year Ended December 31, 2017

Street”). State Street and/or its affiliates are responsible for providing administration, custody and transfer agency services for the Consolidated Master Fund and Feeder Funds, including, but not limited to: (i) maintaining corporate and financial books and records of the Consolidated Master Fund and Feeder Funds, (ii) providing administration services and (iii) performing other accounting and clerical services necessary in connection with the administration of the Consolidated Master Fund and Feeder Funds. The services performed by State Street may be completed by one or more of its affiliated companies.

12. Subsequent Events

The Investment Manager has evaluated the impact of subsequent events through the date of financial statement issuance, and determined there were no subsequent events outside the normal course of business requiring adjustment to or disclosure in the consolidated financial statements.

Blackstone Real Estate Income Master Fund and Subsidiary

Supplemental Information

December 31, 2017 (Unaudited)

Form N-Q Filings

The Consolidated Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Consolidated Master Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Consolidated Master Fund’s first and third fiscal quarters. The Consolidated Master Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings and allocations shown on any Form N-Q are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

The Consolidated Master Fund and the Feeder Funds have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Consolidated Master Fund’s and the Feeder Funds’ portfolio securities, and information regarding how the Consolidated Master Fund and Feeder Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended December 31 is available (1) without charge, upon request, by calling toll free, 1-800-248-1621 and (2) on the SEC’s website at http://www.sec.gov.

Additional Information

Each Feeder Fund’s registration statement includes additional information about the Trustees of the Consolidated Master Fund. The registration statement is available, without charge, upon request by calling 1-855-890-7725.

Board Approval of the Continuance of the Investment Management Agreements

At a joint meeting (the “Meeting”) of the Boards of Trustees (collectively, the “Board” or the “Trustees”) of the Blackstone Real Estate Income Master Fund (the “Master Fund”), Blackstone Real Estate Income Fund (“BREIF I”) and Blackstone Real Estate Income Fund II (“BREIF II”; together with BREIF I, the “Feeder Funds”; and collectively with BREIF I and the Master Fund, the “Funds”) held in person on November 29, 2017, the Board, including the members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”), considered and unanimously approved the continuation of the Investment Management Agreements (the “Feeder Agreements”) between each Feeder Fund and Blackstone Real Estate Income Advisors L.L.C. (“BREIA”) and the continuation of the Investment Management Agreement (the “Master Agreement” and, with the Feeder Agreements, the “Agreements”) between the Master Fund and BREIA.

The Board received and considered information (the “Contract Renewal Information”) regarding the nature, extent, and quality of services provided to the Funds by BREIA under the respective Agreements, certain portions of which are discussed below. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services provided by BREIA to the Funds. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board with respect to the services provided to the Funds by BREIA. The membership of the Boards of Trustees of the Funds is identical.

At the meeting, there was a discussion regarding the Contract Renewal Information, the terms of the Agreements, the operations of the Funds, and other relevant considerations. Prior to the meeting, the Board received a memorandum prepared by counsel to the Funds discussing its responsibilities in connection with the proposed continuation of the Agreements and the Independent Trustees separately received a memorandum as to their responsibilities in this regard from their independent counsel. The Independent Trustees met in executive session with their independent counsel at which no representatives of BREIA or Fund management were present and discussed the proposed continuation of each Agreement in light of their responsibilities. In evaluating the Agreements, the Board took into account the “master-feeder” structure and the fact that BREIA serves as investment adviser to each Fund but receives a management fee only from the Master Fund but that each Feeder Fund, as a shareholder of the Master Fund, indirectly pays a portion of the management fee paid by the Master Fund to BREIA. Following this discussion, the Board, including all of the Independent Trustees, determined to renew each Agreement for a term of one year on the basis of the following factors, among others:

Nature, Extent, and Quality of the Services

The Trustees reviewed the investment objectives and policies of the Funds with BREIA and the qualifications, backgrounds and responsibilities of the senior personnel of the Funds, including BREIA’s portfolio management team, that were primarily responsible for the day-to-day management of the Funds. The Board noted that the Feeder Funds pursue their investment objectives through the investment of substantially all of their investable assets in the Master Fund as part of a “master-feeder” structure. The Trustees also discussed BREIA’s operations and financial condition, including BREIA’s: (1) ability to retain key personnel; (2) focus on analysis of real estate securities and real estate investments; (3) investment approach and commitment to investment principles; (4) investment in and commitment to personnel, including additional hiring and extensive training, and infrastructure, including research, risk management, and portfolio management analytics; (5) compliance efforts; (6) oversight of and distribution of the Funds’ shares; and (7) coordination and oversight of, and interaction with, service providers. The Board also noted that BREIA provides the Funds with regulatory, compliance and certain administrative services, office facilities and officers (including the chief executive, chief financial, chief legal and chief compliance officers).

In reaching its determinations regarding continuation of each Fund’s Agreement, the Board took into account that each Feeder Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of BREIA, as well as the resources available to BREIA, in purchasing their shares.

Fund Performance

The Board, including the Independent Trustees, received and considered information prepared by Morningstar, Inc. (“Morningstar”), an independent provider of investment research, about performance information of the Funds (net of fees and expenses) for the 1-year, 3-year and inception to date periods ended September 30, 2017 as compared to (a) a group of nine peer funds for the 1-year period and six peer funds for the 3-year and inception to date periods selected by Morningstar in consultation with BREIA from the open-end, listed closed-end, unlisted closed-end and hedge fund universes (the “Morningstar-prepared peer group”), and (b) a custom index (the “custom benchmark”) provided by BREIA. In addition, the Board considered information about performance risk measurements of the Funds and the Morningstar-prepared peer group, such as (1) annualized return, (2) standard deviation and (3) Sharpe ratio. The Board noted that the net performance return of Feeder Fund I ranked in the second quartile within the Morningstar-prepared peer group for the 1-year period ended September 30, 2017; ranked in the first quartile in the Morningstar-prepared peer group for the 3-year period ended such date; and ranked in the second quartile for the inception to date period ended such date. The Board noted that the 1- and 3-year and inception to date net performance return of Feeder Fund II ranked in the first quartile in the Morningstar-prepared peer group. In these rankings, the first quartile represents funds with the best performance and the fourth quartile represents funds with the poorest performance. The Board considered BREIA’s advice that the investment strategy for the Master Fund and, indirectly, the Feeder Funds through their investments in the Master Fund, particularly their commercial mortgage-backed securities (“CMBS”) exposure, is relatively unique compared to the rest of the small Morningstar-prepared peer group, making meaningful performance comparisons difficult. In discussing the Funds’ performance relative to the Morningstar-prepared peer group, BREIA noted, among other things, that the Master Fund’s allocation to CMBS was significantly higher than the average CMBS exposure of the other Morningstar-prepared peer group funds. BREIA also noted that the Master Fund, unlike some funds in the Morningstar-prepared peer group, hedges its interest rate exposure. The Board also noted and discussed with BREIA an investment in residential mortgage-backed securities in the Master Fund and the impact of that strategy on the Funds’ risk profile and performance. In addition to the Funds’ performance relative to the Morningstar-prepared peer group, the Board considered each Fund’s performance in absolute terms and relative to the custom benchmark. The Contract Renewal Information reported that the Feeder Funds each outperformed the custom benchmark for the 1- and 3-year and inception to date periods.

Based on the reviews and discussions of the Funds’ performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of each Fund’s Agreement for an additional period of one year would be consistent with the interests of the Fund and its shareholders.

Fees and Expenses

The Board noted BREIA’s prior advice and continuing belief that the nature of the master-feeder structure requires the Board to examine the combined services to each Feeder Fund and the Master Fund in order to evaluate the management fee. The Board noted that for its services under the Master Fund Agreement, BREIA receives a management fee and an incentive fee (as described below). So long as substantially all of its investable assets are invested in the Master Fund, each Feeder Fund does not directly pay a management fee to BREIA but indirectly pays its proportionate share of the Master Fund management fee and any incentive fee as a Master Fund shareholder. The Board also noted that each Feeder Fund not only incurs and pays its own direct operating expenses but also indirectly pays its share of the operating expenses of the Master Fund.

The Board, including the Independent Trustees, compared the fees and expense ratios of the Funds (before and after any fee waivers and expense reimbursements) for the year ended September 30, 2017 against fees and expense ratios of the Morningstar-prepared peer group. Specifically, the Board considered data based on information (the “Morningstar Expense Information”) provided by Morningstar indicating that (1) the net and gross expense ratios of each Fund were ranked in the fourth quartile of the Morningstar-prepared peer group and were worse (higher) than the median net and gross expense ratios, respectively; and (2) the management fee rate (before waivers) of each Fund also was ranked in the fourth quartile of the Morningstar-prepared peer group and was worse (higher) than the median net management fee rate. In these rankings, expense components that are ranked in the first quartile are lowest, and therefore best, and the expense components ranked in the fourth quartile are highest, and therefore worst. The Morningstar Expense Information noted, among other things, that a primary driver of the Fund’s high relative expenses is BREIA’s incentive fee, which no other fund in the Morningstar prepared peer group has. The incentive fee is a variable cost that is incurred by a Fund only when it meets specific performance targets. The Board noted that the small number and disparate types of funds in the Morningstar-prepared peer group, including open-end and both leveraged and unleveraged closed-end funds, and the Funds’ master-feeder structure made meaningful expense comparisons difficult. The Board noted that BREIA had agreed to limit certain specified expenses (“Specified Expenses”) of the Feeder Funds (the “Expense Cap”) to no more than 0.35% per annum of the Funds’ net assets pursuant to an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”), and had voluntarily implemented a reduction of its management fee (the “Fee Waiver”) to an annualized rate of 0.75% of the Feeder Funds’ or the Master Fund’s managed assets, as the case may be, from October 1, 2014 to December 31, 2017. At the Meeting, the Board was advised by BREIA that the Expense Limitation Agreement and Fee Waiver would be extended to December 31, 2018. Under the Expense Limitation Agreement, BREIA may be reimbursed for any amount borne thereunder within three years after the year in which BREIA incurred the expense, if and when requested by BREIA, but only to the extent the expenses of the Feeder Funds (including the Funds’ pro rata share of the Master Fund’s specified expenses) are less than the lower of the Expense Cap or any expense limitation agreement then in effect with respect to the Specified Expenses. Any such reimbursement may not raise the level of Specified Expenses of the Feeder Funds (including the Feeder Funds’ pro rata share of the Master Fund’s specified expenses) in the month of repayment to exceed the Expense Cap. Any such recapture or reimbursement is hereinafter referred to as an “Expense Recovery.”

Taking all of the above into consideration, the Board determined that the management fees of the Funds were reasonable in light of the nature, extent, and overall quality of the investment management and other services provided to the Funds under the Agreements.

The Board also considered information regarding fees charged by BREIA’s affiliates to other clients investing primarily in asset classes similar to that of the Funds, and noted that such fees were comparable to those of the Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients, noting in particular that such clients are not subject to heightened regulatory requirements that apply to the Funds.

Profitability

As part of the Contract Renewal Information, the Board received information from BREIA as to the profitability of its relationship with the Funds for the full years 2015 and 2016 and from January 1, 2017 to September 30, 2017. In analyzing the profitability of BREIA, the Trustees considered the resources that BREIA had devoted to, and has available to support, its activities in respect of the Funds. The Trustees reviewed profitability data provided by BREIA showing revenues (including management fees net of waiver and incentive fees) and overhead expenses (including explanations of expense allocations) of each Feeder Fund (showing its proportional share of management fees and incentive fees paid by the Master Fund) separately and on a combined basis. The profitability information provided by BREIA to the Board as part of the Contract Renewal Information indicated BREIA’s profitability from its relationships with the Funds, and each Fund, was at a level not regarded by the Board as excessive in light of judicial guidance and the nature, extent, and overall quality of its services to the Funds. The Board of each Feeder Fund noted that the Expense Limitation Agreement and Fee Waiver each is scheduled to expire on December 31, 2018 and that expiration of either or both would impact BREIA’s subsequent profitability level and also that BREIA’s reported profitability from the Feeder Fund could be increased in the event of a subsequent Expense Recovery.

Economies of Scale

The Trustees discussed various financial and economic considerations relating to the arrangements with BREIA, including economies of scale. While noting that the management fees for each Fund would not decrease as the level of Fund assets increased, the Trustees concluded that the management fees continue to reflect the Funds’ complex operations and the nature, extent, and quality of the investment management and other services provided by BREIA. The Board noted that the Feeder Funds do not pay any management fee directly to BREIA, but indirectly pay their proportionate share of the management fee (and any incentive fee) paid to BREIA by the Master Fund. The Board noted that it will have the opportunity to periodically reexamine whether any Fund has achieved economies of scale, as well as the appropriateness of management fees payable to BREIA, in the future.

Other Benefits

The Trustees discussed other benefits that BREIA may receive from the Funds. The Trustees noted BREIA’s advice that indicated it does not receive significant ancillary benefits as a result of its relationship with the Funds and that BREIA does not realize or utilize “soft dollar” benefits from its relationship with the Funds. The Board concluded that other benefits derived by BREIA from its relationship with the Funds, to the extent such benefits were identifiable or determinable, were reasonable in light of the nature, quality and scope of investment management and other services provided to the Funds by BREIA and the costs of providing such services.

Conclusion

The Board, including all of the Independent Trustees, in light of the foregoing and other factors that the Board deemed relevant, determined that continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreements for a period of one additional year. No single factor was identified by the Board as the principal factor in determining whether to approve continuation of each of the Agreements and each Board member may have attributed different weights to various factors. The Independent Trustees were represented by separate legal counsel throughout the process. Prior to voting, the Independent Trustees discussed the proposed continuation of each Agreement in a private session with their independent counsel at which no representatives of BREIA were present.

Blackstone

Blackstone Registered Funds

Privacy Notice

Rev January, 2018

FACTS

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   Assets and investment experience

∎   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

Who we are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund and Blackstone / GSO Floating Rate Enhanced Income Fund
What we do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

∎   open an account or give us your income information

∎   provide employment information or give us your contact information

∎   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

∎   sharing for affiliates’ everyday business purposes—information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Blackstone Real Estate Income Master Fund and Subsidiary

Trustees and Officers

December 31, 2017

Board of Trustees

The overall management of the business and affairs of the Master Fund, including oversight of the Investment Manager, is vested in the Board. Each member of the Board shall hold office until the next meeting of shareholders called for the purpose of considering the election of Trustees.

The Trustees of the Master Fund, their ages, their positions with the Master Fund, their term of office and length of time served, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex (defined below) that each Trustee oversees, and the other board memberships held by each Trustee is set forth below.

INTERESTED TRUSTEE*
Name, Address and Age	Position(s) with the Master Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Michael B. Nash c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1961	Trustee and Chairman	Since Inception	Mr. Nash is a senior managing director of The Blackstone Group L.P. (together with its affiliates, “Blackstone”) and the Co-Founder and Chairman of Blackstone Real Estate Debt Strategies (“BREDS”). He is also a member of the Real Estate Investment Committee for both BREDS and Blackstone Real Estate Advisors. He was formerly the Chief Executive Officer and President of the Master Fund from the Master Funds’ inception to 2017. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group—Americas. Mr. Nash graduated from State University of New York at Albany and received an M.B.A. from the Stern School of Business at New York University.	3	Executive Chairman, Blackstone Mortgage Trust, Inc.; Hudson Pacific Properties, Inc.

Blackstone Real Estate Income Master Fund and Subsidiary

Trustees and Officers (Continued)

December 31, 2017

NON-INTERESTED TRUSTEES
Name, Address and Age	Position(s) with the Master Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Benedict Aitkenhead c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1965	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. Aitkenhead is currently COO of Yapp Media LLC; early stage venture capital investing. Mr. Aitkenhead was a Managing Director in the Fixed Income division of Credit Suisse from 1989 to 2012.	3	—
Edward H. D’Alelio c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1952	Trustee and member of Audit and Nominating and Governance Committees	Since December 2013	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, University of Massachusetts Boston.	7	Trump Entertainment Resorts, Inc.; Blackstone / GSO closed-end funds
Michael Holland c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committee	Since December 2013	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	The China Fund, Inc.; the Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund; Blackstone / GSO closed-end funds
Thomas W. Jasper c/o Blackstone Real Estate Income Advisors L.L.C. Attn: Chief Compliance Officer 345 Park Avenue New York, NY 10154 Birth Year: 1948	Trustee and member of Audit Committee	Since December 2013	Mr. Jasper was Chief Executive Officer of Primus Guaranty, Ltd. from 2001 to 2010. He is currently the Managing Partner of Manursing Partners LLC.	7	EQ Advisors Trust; Blackstone / GSO closed-end funds; Ciner Resources LP (master limited partnership)
*	Mr. Nash is an “interested person” as defined in the 1940 Act because he is an officer of the Investment Manager and certain of its affiliates.

Blackstone Real Estate Income Master Fund and Subsidiary

Trustees and Officers (Continued)

December 31, 2017

(1)	Each Trustee shall serve until the next shareholder meeting called for the purpose of considering the election of Trustees.
(2)	The term “Fund Complex” means two or more registered investment companies that:
(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The Fund Complex consists of the Feeder Fund I, the Feeder Fund II, the Master Fund, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund, Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Alternative Alpha Master Fund, Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund.

Officers of the Master Fund

The Master Fund’s executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified. The executive officers of the Master Fund, their ages, their positions with the Master Fund, their term of office and length of time served and their principal occupations during the past five years (their titles may have varied during that period), currently are:

Name, Address and Age	Position(s) with the Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jonathan Pollack (41) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Executive Officer and President	Since March 2017

Senior Managing Director and Global Head of BREDS (2015 – Present)

Managing Director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance, at Deutsche Bank (1999 – 2015)

Anthony F. Marone, Jr. (35) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Financial Officer and Treasurer	Since April 2017	Managing Director and Chief Financial Officer of BREDS (2012 – present)
Leon Volchyok (34) c/o Blackstone Real Estate Income Advisors L.L.C. 345 Park Avenue New York, New York 10154	Chief Legal Officer, Chief Compliance Officer and Secretary	Chief Legal Officer since August 2017 Chief Compliance Officer and Secretary since December 2013	Principal (2013 – 2018) and Managing Director (2018 – Present) of Blackstone Real Estate Senior Associate at Proskauer Rose LLP (2008 – 2013)

Blackstone Real Estate Income Master Fund and Subsidiary

Trustees

Michael B. Nash, Chairman

Benedict Aitkenhead

Edward H. D’Alelio

Michael Holland

Thomas W. Jasper

Investment Manager

Blackstone Real Estate Income Advisors L.L.C.

345 Park Avenue

New York, New York 10154

Administrator, Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Officers

Jonathan Pollack, President and Chief Executive Officer

Anthony F. Marone, Jr., Chief Financial Officer and Treasurer

Leon Volchyok, Chief Legal Officer, Chief Compliance Officer and Secretary

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Real Estate Income Master Fund and Subsidiary for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

You can request a copy of the Consolidated Master Fund’s prospectus and statement of additional information without charge by calling the Consolidated Master Fund’s transfer agent at 1-855-890-7725.

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by this Form N-CSR, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No disclosures are required by this Item 2(b).

(c) The registrant has made no amendments to such code of ethics during the period covered by this Form N-CSR.

(d) The registrant has not granted any waivers from any provisions of such code of ethics during the period covered by this Form N-CSR.

(e) Not applicable.

(f) A copy of the registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee (the “Committee”).

(a)(2) The audit committee financial expert is Thomas W. Jasper, who is “independent” for purposes of Item 3 of this Form N-CSR.

(a)(3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

		Current Year	Previous Year
(a)	Audit Fees	$42,500	$42,500
(b)	Audit-Related Fees	$0	$0
(c)	Tax Fees(1)	$8,700	$8,700
(d)	All Other Fees	$0	$0

(1)	The nature of the services includes tax compliance, tax advice and tax planning.

(e)(1) Disclose the Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The charter for the Committee requires that the Committee pre-approve (i) all audit and non-audit services that the registrant’s independent auditors provide to the registrant, and (ii) all non-audit services that the registrant’s independent auditors provide to Blackstone Real Estate Income Advisors L.L.C., the investment adviser of the registrant (the “Investment Manager”), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the Investment Manager, and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Current Year	Previous Year
$8,700	$8,700

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

These policies are included as Exhibit 13(c).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Managers and Description of Role of Portfolio Managers - as of February 23, 2018:

Each of Blackstone Real Estate Income Fund II (the “Fund”) and Blackstone Real Estate Income Fund (“BREIF”) is a “feeder fund” that invests substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund” and together with the Fund and BREIF, the “BREIF Funds”). The portfolio managers of the BREIF Funds (the “Portfolio Managers”) have day-to-day investment management responsibilities for the portfolio of such funds.

Name	Since	Title and Biography
Jonathan Pollack	February 2016	Mr. Pollack is a Senior Managing Director and the Global Head of Blackstone Real Estate Debt Strategies (“BREDS”). Before joining The Blackstone Group L.P. (together with its affiliates, “Blackstone”) in 2015, Mr. Pollack was a Managing Director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance, at Deutsche Bank. Mr. Pollack joined Deutsche Bank in 1999 from Nomura Group. Mr. Pollack received a B.A. in Economics from Northwestern University.

Michael Nash	December 2013	Mr. Nash is a Senior Managing Director of Blackstone and the Co-Founder and Chairman of BREDS. He is also a member of the Real Estate Investment Committee for both BREDS and Blackstone Real Estate Advisors. Before joining Blackstone in 2007, Mr. Nash was with Merrill

Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group—Americas. Mr. Nash graduated from State University of New York at Albany and received an M.B.A. from the Stern School of Business at New York University.

Michael Wiebolt	February 2018	Mr. Wiebolt is a Managing Director and Head of Liquid Strategies of BREDS. Before joining Blackstone in March 2017, Mr. Wiebolt was a Vice President at Goldman, Sachs & Co. since July 2008 where he was most recently responsible for trading high yield commercial mortgage-backed securities and commercial real estate collateralized debt obligations. Mr. Wiebolt holds a B.A. in History from Carleton College and an M.B.A. from the Columbia Graduate School of Business.

(a)(2) Other Accounts Managed by the Portfolio Managers - as of December 31, 2017:

The table below identifies, for each Portfolio Manager, the number of accounts (other than the BREIF Funds) for which the Portfolio Manager is actively involved in the day-to-day management and trading responsibilities and the total assets in such accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($)
Jonathan Pollack
	Registered Investment Companies	—	—	—	—
	Other Pooled Investment Vehicles	44	12.28 billion	29	7.59 billion
	Other Accounts	16	2.45 billion	13	1.63 billion
Michael Nash
	Registered Investment Companies	—	—	—	—
	Other Pooled Investment Vehicles	44	12.28 billion	29	7.59 billion
	Other Accounts	16	2.45 billion	13	1.63 billion
Michael Wiebolt(1)
	Registered Investment Companies	—	—	—	—
	Other Pooled Investment Vehicles	6	607 million	6	437 million
	Other Accounts	7	1.19 billion	4	796 million

(1)	The table identifies the assets as of December 31, 2017 for the accounts currently managed by Mr. Wiebolt, who was appointed a portfolio manager of the BREIF Funds effective as of February 1, 2018.

Potential Conflicts of Interest Arising from Other Accounts Managed by Portfolio Manager - as of December 31, 2017:

The Fund and the Master Fund may be subject to a number of actual and potential conflicts of interest.

Incentive Fee. The existence of the Investment Manager’s performance-based incentive fee (the “Incentive Fee”) creates an incentive for the Investment Manager to make more speculative investments on behalf of the Master Fund than it would otherwise make in the absence of such performance-based compensation.

Allocation of Personnel. The Investment Manager and its affiliates will devote such time as shall be necessary to conduct the business affairs of the Master Fund in an appropriate manner. However, Blackstone personnel, including certain members of the portfolio management team, will work on other projects and/or other investment funds, vehicles and accounts sponsored, closed, managed and/or acquired by Blackstone or its affiliates on a global basis or that focus on specific types of investments (collectively, the “Other Blackstone Vehicles,” a subset of which are BREDS vehicles (the “BREDS Vehicles”), Blackstone Real Estate Partners vehicles (the “BREP Vehicles”) and Blackstone Property Partners vehicles (the “BPP Vehicles”, together with Blackstone Real Estate Income Trust, Inc., the BREDS Vehicles and the BREP Vehicles, the “Other Real Estate Vehicles”)), will serve on other committees and have other responsibilities throughout Blackstone and/or its portfolio entities, and, therefore, conflicts are expected to arise in the allocation of personnel and such personnel’s time. This may include other BREDS Vehicles and/or Other Real Estate Vehicles (including, for example, the BREP Vehicles, BPP Vehicles, Blackstone Real Estate Income Trust, Inc. and/or Blackstone Mortgage Trust Inc. (“BXMT”)), whether now in existence or subsequently established.

Blackstone Policies and Procedures. Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will from time to time reduce the advantages across Blackstone’s various businesses that the Master Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different businesses, including a capital markets group (the “Blackstone Capital Markets Group”), which Blackstone investment teams and portfolio entities may engage to advise and to execute debt and equity financings, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that reduce the positive firm-wide synergies the Master Fund could otherwise expect to utilize for purposes of identifying and managing attractive investments. For example, Blackstone will from time to time come into possession of material non-public information with respect to companies in which its private equity businesses, the BREP Vehicles and/or the BPP Vehicles may be considering making an investment or companies in which affiliates of Blackstone may hold an interest. As a consequence, that information, which could be of benefit to the Master Fund, might become restricted to those respective businesses and otherwise be unavailable to us. In addition, to the extent that the Blackstone real estate group is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Master Fund and the Investment Manager, as part of the Blackstone real estate group, generally also will be deemed to be in possession of such information or otherwise restricted, which will likely reduce the investment opportunities available to the Master Fund, prevent the Master Fund from exiting an investment or otherwise limit its investment flexibility. Members of the investment team may also be excluded from participating in certain investment decisions or otherwise replaced because of potential conflicts with other businesses at Blackstone or other reasons, in which case the Master Fund will not benefit from their expertise and advice. Additionally, confidentiality or other agreements with or related to companies in which any Blackstone fund has or has considered making an investment or which is otherwise a client of Blackstone may provide Blackstone with information that will from time to time restrict or otherwise limit the Master Fund’s ability to make investments in such companies. Blackstone may enter into one or more strategic relationships, in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for us, may require the Master Fund to share such opportunities or otherwise limit the amount of an opportunity it can otherwise take.

Other Blackstone Businesses and Activities. As part of its regular business, Blackstone provides capital markets and advisory services. Certain Blackstone affiliates are also authorized to provide a broad range of investment banking, advisory, placement agent services and other services. Although, Blackstone does not currently provide these services, it could begin to do so in the future, which may give right to additional conflicts of interest. Shareholders will not receive a benefit from such fees. Blackstone may have relationships with, render services to or engage in transactions with government agencies and/or issuers or owners of securities that are, or are eligible to be, Master Fund investment opportunities. As a result, other employees of Blackstone may possess information relating to such issuers that is not known to the employees of the Investment Manager responsible for making investment decisions or for monitoring the Master Fund’s investments and performing the other obligations under the Master Fund Declaration of Trust. Those employees of Blackstone will not be obligated to share any such information with the Investment Manager and may be prohibited by law or contract from doing so.

As noted in the preceding paragraph, certain Blackstone affiliates are authorized to provide investment banking and advisory services, and to the extent such services are provided in the future, Blackstone and its affiliates represent potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to investments that may be suitable for the Master Fund. In such a case, Blackstone’s client would typically require Blackstone to act exclusively on its behalf, thereby precluding the Master Fund from acquiring such assets. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Master Fund. In connection with Blackstone’s capital markets business and certain investment banking and other services Blackstone’s affiliates may provide from time to time, Blackstone may determine that there are conflicts of interest or come into possession of information that limits its ability to engage in potential transactions. The Master Fund’s activities may be constrained as a result of such conflicts of interest and Blackstone’s inability to use such information. For example, employees of Blackstone may be prohibited by law or contract from sharing information with members of the Master Fund’s investment team. Additionally, there may be circumstances in which one or more individuals associated with Blackstone will be precluded from providing services to the Investment Manager because of certain confidential information available to those individuals or to other parts of Blackstone. Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Master Fund. The Investment Manager will consider those relationships when evaluating an investment opportunity, which may result in the Investment Manager choosing not to make such an investment due to such relationships (e.g., investments in a competitor of a client). The Master Fund may be forced to sell or hold existing investments as a result of various relationships or other relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. In certain sell-side and fundraising assignments, subject to certain limitations within the Investment Company Act of 1940, as amended (the “1940 Act”), the seller may permit the Master Fund to act as a participant in such transactions, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).

Subject to certain limitations, the Master Fund may invest in securities or instruments of the same issuers as other investment vehicles, accounts and clients of Blackstone and the Investment Manager (including certain Other Blackstone Vehicles with overlapping investment objectives) and vice versa. To the extent that the Master Fund holds interests that are different (or more senior) than those held by such Other Blackstone Vehicles, accounts and clients, the Investment Manager may be presented with decisions involving circumstances where the interests of such Other Blackstone Vehicles, other vehicles, accounts and clients are in conflict with those of the Master Fund. Furthermore, it is possible the Master Fund’s interest may be subordinated or otherwise adversely affected by virtue of such other vehicle’s, account’s or client’s involvement and actions relating to its investment. Blackstone has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Master Fund, the Investment Manager will consider those relationships, which may result in certain transactions that the Investment Manager will not undertake on behalf of the Master Fund in view of such relationships.

Blackstone may from time to time participate in underwriting or lending syndicates with respect to portfolio entities of the Master Fund, Other Blackstone Vehicles, or otherwise be involved in the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by, the Master Fund’s portfolio entities, or otherwise in arranging financing (including loans) for portfolio entities (including portfolio entities of Other Blackstone Vehicles) or advise on such transactions. Such underwritings will be on a firm commitment basis or may be on an uncommitted “best efforts” basis. A Blackstone broker-dealer will from time to time act as the managing underwriter or a member of the underwriting syndicate and purchase securities from the Master Fund or such portfolio entities or advise on such transactions. Blackstone will also from time to time, on behalf of the Master Fund or other parties to a transaction involving the Master Fund, effect transactions, including transactions in the secondary markets where it will from time to time nonetheless have a potential conflict of interest regarding the Master Fund and the other parties to those transactions to the extent it receives commissions or other compensation from the Master Fund and such other parties. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, loan modification or restructuring fees, servicing (including loan servicing) fees, lending arrangement fees, asset/property management fees, insurance (including title insurance) fees, and consulting, monitoring, commitment, syndication, origination, organizational, financing and divestment fees (or, in each case, rebates of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone or an Other Blackstone Vehicles is purchasing debt) or other compensation with respect to the foregoing activities, which are not required to be shared with the Master Fund or the shareholders and the management fee paid to the Investment Manager (the “Management Fee”) generally will not be reduced by such amounts. Blackstone may from time to time nonetheless have a potential conflict of interest regarding the Master Fund and the other parties to those transactions to the extent it receives commissions, discounts, fees or such other compensation from such other parties. The Board of Trustees will approve any transactions in which a Blackstone broker-dealer acts as an underwriter, as broker for the Master Fund, or as dealer, broker or advisor, on the other side of a transaction with the Master Fund only where the Board of Trustees believes in good faith that such transactions are appropriate for the Master Fund. Sales of securities for the account of the Master Fund (particularly marketable securities) will from time to time be bunched or aggregated with orders for other accounts of Blackstone, including other investment partnerships. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices may be averaged which may be disadvantageous to the Master Fund. Where Blackstone serves as underwriter with respect to a portfolio entity’s securities, the Master Fund will from time to time be subject to a “lock-up” period following the offering under applicable regulations during which time its ability to sell any securities that it continues to hold is restricted. This may prejudice the Master Fund’s ability to dispose of such securities at an opportune time.

Blackstone employees, including employees working on matters related to the Investment Manager, are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other real estate investment vehicles, including potential competitors of the Master Fund. Shareholders will not receive any benefit from any such investments.

On October 1, 2015, Blackstone spun off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners Inc. (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While the combined business operates independently from Blackstone and is not an affiliate thereof, nevertheless conflicts may arise in connection with transactions between or involving the Master Fund and its portfolio entities, Blackstone or the Investment Manager on the one hand and PJT on the other. Specifically, given that PJT is no longer an affiliate of Blackstone, there may be fewer or no restrictions or limitations placed on transactions or relationships engaged in by the new advisory business as compared to the limitations or restrictions that might apply to transactions engaged in by an affiliate of Blackstone. It is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest in doing transactions involving PJT will still arise. The pre-existing relationship between Blackstone and its former personnel involved in such financial and strategic advisory services, the overlapping ownership, co-investment and other continuing arrangements, may influence Blackstone and/or the Investment Manager in deciding to select or recommend PJT to perform such services for the Investment Manager or the Master Fund (or a portfolio entity) (the cost of which will generally be borne directly or indirectly by the Master Fund or such entity, as applicable).

In addition, other present and future activities of Blackstone and its affiliates (including the Investment Manager) will from time to time give rise to additional conflicts of interest relating to the Fund and its investment activities. In the event that any such conflict of interest arises, the Investment Manager will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

Fees for Services; Fees from Issuers. The Investment Manager and/or its affiliates may receive fees from issuers or other third parties as compensation for the arranging, underwriting, syndication or refinancing of an Investment or other additional fees, including acquisition fees, loan modification or restructuring fees, servicing (including loan servicing and special servicing) fees, administrative and/or accounting fees, and fees for advisory or asset, loan/asset management services, fees for monitoring and oversight of loans, finance matters and/or title insurance provided to issuers and/or third parties, advisory, restructuring, consulting, monitoring, commitment, syndication, origination, organizational and financing, divestment and other services. In addition, in certain cases, the Investment Manager and/or its affiliates may receive fees, from or with respect to the Master Fund’s investments and/or issuers and from unconsummated transactions, including net break-up and topping fees, net commitment fees, net transaction fees, net monitoring fees (including termination fees relating to monitoring agreements), directors’ fees and net organization, financing, divestment and similar fees. In addition, the Investment Manager and persons affiliated with the Investment Manager may receive fees associated with capital invested by co-investors relating to Investments in which the Master Fund participates or otherwise, in connection with a joint venture in which the Master Fund participates or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Investment Manager performs services. In addition, as part of Blackstone’s acquisition of CT Investment Management Co., LLC (“CTIMCO”) in December 2012, the loan servicing and special servicing business formerly associated with the investment management business of BXMT is now operated as part of BREDS. Such loan servicing business may, in certain circumstances, enter into loan servicing arrangements and may receive fees with respect to the Master Fund’s investments and/or issuers of the Master Fund on customary terms and conditions. Such fees will generally be allocated pro rata among the Master Fund, Other Blackstone Vehicles, co-investment vehicles, Blackstone’s side-by-side co-investment vehicles and other participants that are participating (or intending to participate) in such Investment. Such side-by-side investments do not bear fees and generally result in the Master Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side investment rights, although Blackstone may receive additional income in fees and performance compensation from Other Blackstone Vehicles in connection with such investments. Shareholders will not receive the benefit of any such fees. In the event break-up or topping fees are paid to Blackstone in connection with a transaction that is not ultimately consummated, co-investment vehicles that invest alongside the Master Fund will generally not be allocated any share of such break-up or topping fees; similarly, such co-investment vehicles generally do not bear their share of broken deal expenses (such as forfeited deposits, extraordinary expenses such as litigation costs and judgments and other expenses) for unconsummated transactions and such costs and expenses will generally be borne by the shareholders. Such other fees may give rise to conflicts of interest in connection with the Master Fund’s investment activities, and while the Investment Manager will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Master Fund.

An issuer may engage Blackstone Property Management (“BPM”), a Blackstone affiliate that provides advisory, oversight, management, monitoring and related services to certain borrowers and/or issuers in which one or more affiliates of Blackstone may hold an interest located in the United Kingdom and continental Europe, and BPM may receive fees for such services at competitive market rates as confirmed by the Investment Manager from time to time.

Notwithstanding the foregoing, transactions relating to the Master Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Investment Manager believes to be of benefit to the Master Fund. Any such service provider transaction would also be entered into only to the extent permitted by the 1940 Act. Advisors and service providers, or their affiliates, often charge different rates or have different arrangements for different types of services. Certain service providers may provide services to both the Master Fund and to Blackstone affiliates under a single arrangement or separate arrangements. To the extent services are provided under a single arrangement, the Master Fund will bear expenses under the arrangement in proportion to its assets under management or another method vis-à-vis other Blackstone affiliates under the same arrangement. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Master Fund are different from those used by Blackstone and its affiliates, the Investment Manager or its affiliates may pay different amounts or rates than those paid by us. However, the Investment Manager and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to us, or other Blackstone investment vehicles for the same services.

Other Blackstone Funds and Vehicles; Allocation of Investment Opportunities. Through Other Blackstone Vehicles, Blackstone currently invests and plans to continue to invest third party capital in a wide variety of mortgage loans and real estate-related debt investment opportunities on a global basis. As a result, certain Other Blackstone Vehicles have investment objectives or guidelines that overlap with those of the Fund and the Master Fund (and future Other Blackstone Vehicles may also have overlapping investment objectives and guidelines), in whole or in part. Investment opportunities that fall within such common objectives or guidelines will generally be allocated among one or more of the Master Fund and such Other Blackstone Vehicles on a basis that the Investment Manager determines to be “fair and reasonable” in good faith in its sole discretion, subject to (i) any applicable investment parameters, limitations and other contractual provisions of the Master Fund and such Other Blackstone Vehicles, (ii) the Master Fund and such Other Blackstone Vehicles having available capital with respect thereto, and (iii) legal, tax, accounting, regulatory and other considerations deemed relevant by the Investment Manager (including without limitation, Section 17 of the 1940 Act, the relative risk-return profile of the investment, the credit rating of the investment, the specific nature and terms of the investment, size and type of the investment, relative investment strategies and primary investment mandates of the Master Fund and such Other Blackstone Vehicles, the different liquidity positions and requirements of each fund or vehicle, underwritten leverage levels of a loan, portfolio concentration considerations, when a pro rata allocation could result in de minimis or odd lot allocations, historical and anticipated redemption, withdrawal or repurchase requirement requests from a client, fund and/or vehicle and anticipated future contributions or subscriptions into an account, contractual obligations, other anticipated uses of capital, the source of the investment opportunity, credit ratings of a commercial mortgage-backed securities (“CMBS”) investment, the ability of a client, fund and/or vehicle to employ leverage, hedging, derivatives, syndication strategy or other similar strategies in connection with acquiring, holding or disposing of the particular investment opportunity, any requirements or other terms of any existing leverage facilities, geographic focus, size and length of unfunded deal-level commitments, applicable co-investment arrangements and other considerations deemed relevant in good faith by the Investment Manager in its sole discretion). In particular, investment opportunities with respect to which Blackstone makes a good faith determination that such opportunity is not expected to yield returns on investment within the range of returns expected to be provided by the investments in which the Master Fund was organized to invest, based on the terms thereof and the information available relating to such opportunity at the time of its evaluation by Blackstone, may not be allocated to the Master Fund. The allocation methodology applied between the Master Fund and one or more Other Blackstone Vehicles may result in the Master Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which the Master Fund would have otherwise participated had the related allocations been determined without regard to such guidelines and/or based only on the circumstances of those particular investments. In addition, the manner in which the available capital of the Master Fund is determined may differ from, or subsequently change with respect to, Other Blackstone Vehicles.

The Incentive Fee and/or Management Fee paid by the Master Fund may be less than or exceed the amount of carried interest charged and/or management fees paid by an Other Blackstone Vehicles. Such variation may create an incentive for Blackstone to allocate a greater percentage of an investment opportunity to the Master Fund or such Other Blackstone Vehicles, as the case may be.

A portion of each investment may be allocated to Blackstone and its affiliates. Certain Other Blackstone Vehicles and other affiliated entities may participate in such investment opportunities through Blackstone’s side-by-side co-investment rights.

Investments in Which Other Blackstone Vehicles Have a Different Principal Investment. The Master Fund also co-invests with Other Blackstone Vehicles in investments that are suitable for the Master Fund and such Other Blackstone Vehicles. When structuring any co-investment by the Master Fund with Other Blackstone Vehicles, the Investment Manager and its affiliates will only negotiate price-related terms in accordance with Section 17 of the 1940 Act and related guidance and interpretations issued by the Securities and Exchange Commission (the “SEC”). The Fund and the Master Fund are currently seeking investment relief from the SEC to engage in co-investment transactions with affiliates of the Investment Manager. However, there can be no assurance that the Fund and the Master Fund will obtain such exemptive relief. Even if the Fund and the Master Fund receive exemptive relief, the Investment Manager’s affiliates will not be obligated to offer the Fund or the Master Fund the right to participate in any transactions originated by them. The Master Fund and/or the Other Blackstone Vehicles may make and/or hold investments at different levels of an issuer’s capital structure, including the Master Fund making one or more investments directly or indirectly relating to portfolio entities of Other Blackstone Vehicles and vice versa. Other Blackstone Vehicles may also participate in a separate tranche of a debt instrument or financing with respect to an issuer/borrower in which the Master Fund has an interest or otherwise in different classes of such issuer’s securities and vice versa. Such investments inherently give rise to potential or actual conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

In addition, in connection with any such investments in which the Master Fund participates alongside any such Other Blackstone Vehicles, the Investment Manager will likely grant absolutely to, and/or share with, such Other Blackstone Vehicles certain rights relating to such investments for legal, tax, regulatory or other reasons, including certain control- and/or foreclosure-related rights with respect to such investments and/or otherwise agree to implement certain procedures to mitigate conflicts of interest which typically involve maintaining a non-controlling interest in any such investment and a forbearance of rights, including certain non-economic rights, relating to the Master Fund (including following the vote of other third party lenders generally (or otherwise recusing itself with respect to decisions, including with respect to defaults, foreclosures, workouts, restructurings and/or exit opportunities)), subject to certain limitations. While it is expected that the participation of the Master Fund in connection with any such investments and transactions are expected to be negotiated by third parties on market prices, such investments and transactions will give rise to potential or actual conflicts of interest. There can be no assurance that any conflict will be resolved in favor of the Master Fund. To the extent the Master Fund holds an interest in a loan or security that is different (including with respect to their relative seniority) than those held by such Other Blackstone Vehicles (and vice versa), the Master Fund will generally have limited or no rights to participate in the decision-making with respect to the rights and actions available to the holders of the same or similar class of loan or security held by the Master Fund. In addition, the Master Fund may from time to time invest in debt securities and other obligations relating to portfolio entities of Other Blackstone Vehicles.

In that regard, to the extent the Master Fund makes or has an investment in, or, through the purchase of debt obligations becomes a lender to, a company in which an Other Blackstone Vehicle has a debt or equity investment, or if an Other Blackstone Vehicle participates in a separate tranche of a financing with respect to a portfolio entity, Blackstone will generally have conflicting loyalties between its duties to the Master Fund and to such Other Blackstone Vehicles. In that regard, actions may be taken for the Other Blackstone Vehicles that are adverse to the Master Fund (and vice versa). Moreover, the Master Fund will generally “follow the vote” of other similarly situated third party creditors (if any) in voting and governance matters where conflicts of interest exist and will have a limited ability to separately protect its investment and will be dependent upon such third parties’ actions. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that the return on the Master Fund’s investment will be equivalent to or better than the returns obtained by Other Blackstone Vehicles participating in the transaction. In addition, it is anticipated that in a bankruptcy proceeding the Master Fund’s interest will likely be subordinated or otherwise adversely affected by virtue of such Other Blackstone Vehicles’ involvement and actions relating to its investment. For example, there may be more senior debt instruments issued by an entity in which the Master Fund holds or makes an investment and in such circumstances the holders of more senior classes of debt issued by such entity (which may include Other Blackstone Vehicles) may take actions for their benefit (particularly in circumstances where such entity faces financial difficulties or distress) that further subordinate or adversely impact the value of the Master Fund’s investment in such entity.

In connection with negotiating loans and bank financings in respect of Blackstone-sponsored real estate related transactions, Blackstone will generally obtain the right to participate on its own behalf (or on behalf of the BREDS Vehicles and/or vehicles that it manages) in a portion of the financings with respect to such Blackstone sponsored real estate-related transactions upon a set of terms already negotiated by and agreed with third parties. Blackstone does not believe that this arrangement has an effect on the overall terms and conditions negotiated with the arrangers of such loans other than as described in the preceding sentence. Because of the affiliation with Blackstone, the Investment Manager may have a greater incentive to invest in Blackstone-sponsored financings (as compared to real estate-related financings sponsored by other real estate firms or financial sponsors) to the extent permitted by Section 17 of the 1940 Act. Except to the extent of fees paid to the Investment Manager specifically relating to the Master Fund’s commitment or investment of capital, the shareholders will in no way receive any benefit from fees paid to any affiliate of the Investment Manager from an issuer in which any Other Blackstone Vehicle also has an interest (including, for greater certainty, any fees as a result of the provision of service by such affiliates).

In addition, the 1940 Act limits the Master Fund’s ability to enter into certain transactions with certain of Other Blackstone Vehicles. As a result of these restrictions, the Master Fund may be prohibited from buying or selling any security directly from or to any issuer of a vehicle managed by Blackstone. However, the Master Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Investment Manager between its interests in the Master Fund and the issuer, in that the ability of the Investment Manager to recommend actions in the best interest of the Master Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Master Fund (i.e., an investment that would otherwise be shared by the Master Fund and Other Blackstone Vehicles may not be allocated to the Master Fund).

Other Real Estate Vehicles. Blackstone reserves the right to raise, manage and/or acquire Other Real Estate Vehicles, including separate accounts, dedicated managed accounts, successor funds to the BPP Vehicles, the BREP Vehicles, the BREDS Vehicles, real estate investment trusts, investment funds formed to invest in specific geographical areas or in a specific type of investments (e.g., senior loan origination, CMBS or liquid real estate debt) and one or more managed accounts (or other similar arrangements structured through an entity) for the benefit of certain investors (or related group of investors) which, in each case, may employ investment strategies that are the same as or that overlap with those of the Master fund. The closing of an Other Real Estate Vehicle could result in the reallocation of Blackstone personnel, including reallocation of existing real estate professionals, to such Other Real Estate Vehicle. In addition, potential investments that may be suitable for the Master Fund may be directed toward such Other Real Estate Vehicle (in whole or in part) and such Other Real Estate Vehicles may receive priority allocations of investment opportunities falling within their primary investment focus. To the extent any such Other Real Estate Vehicles are closed or acquired after the date hereof, such Other Real Estate Vehicles will be considered Other Blackstone Vehicles for purposes of the allocations of investments among the Master Fund and any Other Blackstone Vehicles and, as a result, investors expressly acknowledge that the foregoing may give rise to conflicts of interest in connection with the allocation of investment opportunities and/or result in investment opportunities that are otherwise appropriate for the Master Fund being allocated, in whole or in part, to the Other Real Estate Vehicles. There is no assurance, however, that any such conflicts arising out of the foregoing will be resolved in favor of the Master Fund.

Conflicting Fiduciary Duties to Other Blackstone Vehicles. Blackstone will likely structure certain investments as a result of which one or more Other Blackstone Vehicles (including the BREDS Vehicles and/or related vehicles) are offered the opportunity to participate in a separate debt tranche of an investment allocated to the Master Fund. In such circumstances, Blackstone owes a fiduciary duty to the Master Fund and such Other Blackstone Vehicles (as described more fully above under “Investments in Which Other Blackstone Vehicles Have a Different Principal Investment”). For example, if the Master Fund were to purchase high-yield securities or other debt instruments relating to an issuer in which Blackstone held a “mezzanine” or equity interest, Blackstone would likely, in certain instances, face a conflict of interest in respect of the advice it gives to, or the decisions made with regard to, the BREDS Vehicles and the Master Fund (e.g., with respect to the terms of such securities or other debt instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies).

Advisors and Operating Partners. Blackstone engages and retains strategic advisors, senior advisors, consultants, operating partners and other similar professionals who are not employees or affiliates of Blackstone and who, from time to time, may receive payments from, or allocations with respect to, issuers (as well as from Blackstone or the Master Fund). In such circumstances, such payments from, or allocations with respect to, issuers and/or the Master Fund will be treated as Master Fund expenses. These strategic advisors, senior advisors, consultants, operating partners and/or other professionals often have the right or may be offered the ability to co-invest alongside the Master Fund, including in those investments in which they are involved, or otherwise participate in equity plans for management of any such issuer or invest directly in the Master Fund subject to reduced or waived management fees and/or carried interest, and such participation generally will not be considered as part of Blackstone’s side-by-side co-investment rights. Such side-by-side investments do not bear fees and generally result in the Master Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side rights. In particular, Other Blackstone Vehicles may participate in investments alongside the Master Fund pursuant to Blackstone’s side-by-side investment rights. In both such cases, Blackstone would be eligible to receive fees and carried interest (as determined in Blackstone’s sole discretion). Additionally, and notwithstanding the foregoing, these strategic advisors, senior advisors, consultants, operating partners and/or other professionals may be (or have the preferred right to be) investors in Blackstone portfolio entities and/or Other Blackstone Vehicles, and may be permitted to participate in Blackstone’s side-by-side co-investment rights. The nature of the relationship with each of the strategic advisors, senior advisors, consultants, operating partners and/or other professionals and the amount of time devoted or required to be devoted by them varies considerably. In some cases, they provide the Investment Manager with industry-specific insights and feedback on investment themes, assist in transaction due diligence, make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles and serve as executives or directors on the boards of issuers or contribute to the origination of new investment opportunities. In certain instances Blackstone has formal arrangements with these strategic advisors, senior advisors, consultants, operating partners and/or other professionals (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They may be either compensated (including pursuant to retainers and expense reimbursement) from Blackstone, the Master Fund and/or issuers or otherwise uncompensated unless and until an engagement with an issuer develops. In certain cases, they have certain attributes of Blackstone “employees” (e.g., they may have dedicated offices at Blackstone, have a Blackstone email address, participate in general meetings and events for Blackstone personnel, work on Blackstone matters as their primary or sole business activity) even though they are not considered Blackstone employees, affiliates or personnel for purposes of the investment management agreement between the Investment Manager and each of the Fund and the Master Fund and related Management Fee offset provisions. There can be no assurance that any of the strategic advisors, senior advisors, consultants, operating partners and/or other professionals will continue to serve in such roles and/or continue their arrangements with Blackstone, the Master Fund and/or any issuers.

Relationships with Borrowers and/or Issuers. Borrowers, lenders, sellers, issuers and/or other similar parties (“Counterparties”) are or will be counterparties or participants in agreements, transactions or other arrangements with portfolio entities of other investment funds managed by Blackstone or other Blackstone affiliates for the arranging, underwriting, syndication or refinancing of an investment or other services provided by such portfolio entities or other Blackstone affiliates (including without limitation, loan modification or restructuring services, loan servicing, administrative services, loan/asset management fees, fees for monitoring and oversight of loans, advisory services, property/asset management services, and title insurance services) that, although Blackstone determines to be consistent with the requirements of such funds’ governing agreements, would not have otherwise been entered into but for the affiliation with Blackstone, and which involve fees, commissions, servicing payments (including for management consulting and other similar operational and finance matters) and/or discounts to the Investment Manager and/or any Blackstone-affiliated entities or persons (including personnel) or a portfolio company/entity, which will not reduce the Management Fee. In connection with such relationships, Blackstone may also make referrals and/or introductions to certain Counterparties (which may result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone that are tied or related to participation by such Counterparties). The Master Fund will not share in any fees or economics accruing to Blackstone as a result of these relationships and/or participation by such Counterparties.

In addition, it is possible that certain portfolio entities of the Other Blackstone Vehicles or companies in which the Other Blackstone Vehicles have an interest will compete with the Master Fund for one or more investment opportunities and/or engage in activities that may have adverse consequences on the Master Fund and/or its portfolio entities (including, by way of example only, as a result of laws and regulations of certain jurisdictions (e.g., bankruptcy, environmental, consumer protection and/or labor laws) that may not recognize the segregation of assets and liabilities as between separate entities and may permit recourse against the assets of not just the entity that has incurred the liabilities, but also the other entities that are under common control with, or part of the same economic group as, such entity, which may result in the assets of the Master Fund and/or its portfolio entities being used to satisfy the obligations or liabilities of one or more Other Blackstone Vehicles, their portfolio entities and/or affiliates). In addition, there will be circumstances where investments that are consistent with the Master Fund’s investment objectives will be required or permitted to be made by (to the potential exclusion of the Master Fund) or shared with one or more Other Blackstone Vehicles, including but not limited to funds and vehicles described above and/or that have investment objectives similar to and/or overlapping with the Master Fund’s. It is also possible that certain of the mortgage loans that comprise a CMBS that is owned by the Master Fund will be issued by portfolio entities of the Other Blackstone Vehicles or companies in which the Other Blackstone Vehicles have an interest, including BREP and BPP.

With respect to transactions or agreements with issuers, if unrelated officers of a issuers have not yet been appointed, Blackstone may be negotiating and executing agreements between Blackstone and/or the Master Fund on the one hand, and the issuers in which they invest or their affiliates, on the other hand, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures Blackstone may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms.

Activities of Principals and Employees. Certain of the principals and employees of the Investment Manager may be subject to a variety of conflicts of interest relating to their responsibilities to the Master Fund and the management of the Master Fund’s investment portfolio. Such individuals may serve in an advisory capacity to other managed accounts or investment vehicles, as members of an investment or advisory committee or a board of directors (or similar such capacity) for one or more investment funds, corporations, foundations or other organizations. Such positions may create a conflict between the services and advice provided to such entities and the responsibilities owed to the Master Fund. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Master Fund. Furthermore, certain principals and employees of the Investment Manager may have a greater financial interest in the performance of such other funds or accounts than the performance of the Master Fund. Such involvement may create conflicts of interest in making investments on behalf of the Master Fund and such other funds and accounts. Such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Master Fund and such organizations.

Service Providers and Counterparties. Certain advisors and other service providers or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, title agents, property managers and investment or commercial banking firms), that provide goods or services to the Master Fund, Blackstone and/or certain entities in which the Master Fund has an investment may also provide goods or services to or have business, personal, financial or other relationships with Blackstone and its other businesses. For example, certain portfolio entities enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of title and/or other insurance policies (which will from time to time be pooled across portfolio entities and discounted due to scale) from a third party or a Blackstone affiliate, and other similar operational, administrative or management related initiatives that result in commissions, discounts or similar payments to Blackstone or its affiliates (including personnel), including related to a portion of the savings achieved by the portfolio entity. Such benefits will not result in an offset to the Management Fee. Such advisors and service providers referred to above may be investors in the Master Fund, affiliates of the Investment Manager, sources of financing and investment opportunities or co-investors or commercial counterparties or entities in which Blackstone and/or Other Blackstone Vehicles have an investment, and payments by the Master Fund may indirectly benefit Blackstone and/or such Other Blackstone Vehicles. In addition, certain employees of Blackstone may have family members or relatives employed by such advisors and service providers. The Investment Manager and/or its affiliates may also provide administrative services to the Master Fund for a fee. These relationships may influence Blackstone and/or the Investment Manager in deciding whether to select, recommend or create such an advisor or service provider to perform services for the Master Fund or a portfolio entity (the cost of which will generally be borne directly or indirectly by the Master Fund or such portfolio entity, as applicable) and may incentivize Blackstone to engage such a service provider over a third party and/or utilize the services of brokers or other service providers or to pay such brokers or other service providers higher fees or commissions, out of the Master Fund’s assets, in return for such brokers or service providers’ willingness to invest in the Master Fund, which could result in additional fees for the Investment Manager. Any fees from these providers described below do not offset Management Fees payable by the shareholders. Similarly, from time to time, Blackstone personnel may speak at conferences and programs which are sponsored by the Master Fund’s prime brokers, as applicable, for potential investors interested in investing in funds. Through such capital introduction events, prospective investors in the Master Fund have the opportunity to meet with the Investment Manager. Neither the Investment Manager nor the Master Fund will compensate the prime brokers for organizing such events or for investments ultimately made by prospective investors attending such events. However, such events and other services (including, without limitation, capital introduction services) provided by a prime broker may influence the Investment Manager in deciding whether to use such prime broker in connection with brokerage, financing and other activities of the Master Fund.

Additionally, certain employees and other professionals of Blackstone have family members or relatives that are actively involved in the real estate industry and/or have business, personal, financial or other relationships with companies in the real estate industry (including the advisors and service providers described above), which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be employees, officers, directors or owners of companies or assets which are actual or potential investments of the Master Fund or other counterparties of the Master Fund and its portfolio entities and/or assets. Moreover, in certain instances, the Master Fund or its portfolio entities may purchase or sell companies or assets from or to, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. In most such circumstances, the Master Fund’s organizational documents will not preclude the Master Fund from undertaking any particular investment activity and/or transaction. To the extent Blackstone determines appropriate, conflict mitigation strategies may be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Investment Manager.

Because Blackstone has many different businesses, including the Blackstone Capital Markets Group, which, to the extent permitted by the 1940 Act, Blackstone investment teams and portfolio entities may engage to provide underwriting and capital market advisory services, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business.

Such Blackstone-affiliated service providers, which are generally expected to receive competitive market rate fees (as determined by the Investment Manager) with respect to certain investments, include, without limitation:

LNLS. Blackstone partnered with a leading national title agency to create Lexington National Land Services (“LNLS”), a title agent company. LNLS acts as an agent for one or more underwriters in issuing title policies and/or providing support services in connection with U.S. investments by the Master Fund, Other Blackstone Vehicles and third parties. LNLS focuses on transactions in rate-regulated states where the cost of title insurance is non-negotiable. LNLS will not perform services in nonregulated states for the Master Fund or Other Blackstone Vehicles unless (i) in the context of a portfolio transaction that includes assets in rate regulated states, (ii) as part of a syndicate of title insurance companies where the rate is negotiated by other insurers or their agents, (iii) when a third party is paying all or a material portion of the premium or (iv) when providing only support services to the underwriter and not negotiating the title policy or issuing it to the insured. LNLS earns fees, which would have otherwise been paid to third parties, by providing title agency services and facilitating the placement of title insurance with underwriters. Blackstone receives distributions from LNLS in connection with investments by the Master Fund based on its equity interest in LNLS. In each case, there will be no related offset to the Master Fund. As a result, while Blackstone believes the venture will provide services at or better than those provided by third parties (even in jurisdictions where insurance rates are regulated), there is an inherent conflict of interest that would incentivize Blackstone to engage LNLS over a third party. We will not incur any expenses or receive any revenues when our borrowers engage LNLS.

COE. The Blackstone Center of Excellence, located in Gurgaon, India (the “COE”), is a captive center of resources administered by ThoughtFocus Technologies LLC (“ThoughtFocus”), which is an independent firm in which Blackstone holds a minority position and participates as a member of the board. The COE may perform services for the Master Fund that may have historically been performed by Blackstone personnel, such as fund administrative services, data collection and management services, and technology implementation and support services, some of which will be paid for by the Master Fund on a similar basis as a third party providing such services. Blackstone, through its interest in ThoughtFocus, receives an indirect benefit resulting from the Master Fund’s payments for such services, and there will be no related offset to the Management Fee.

CTIMCO. In December 2012, Blackstone acquired CTIMCO, which is currently operated as part of BREDS. CTIMCO operates a loan servicing and special servicing business and provide such services from time to time, to certain BREDS Vehicles and Other Blackstone Vehicles, for which it would receive fees with respect to such investment vehicles’ investments. These fees do not offset management fees payable by such investment vehicles’ investors.

Transactions relating to the Master Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Investment Manager believes to be of benefit to the Master Fund. Advisors and other service providers or their affiliates often charge different rates or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Master Fund and/or portfolio entities are different from those used by Blackstone and its affiliates (including personnel), the Investment Manager or its affiliates (including personnel) may pay different amounts or rates than those paid by the Master Fund and/or portfolio entities. Similarly, Blackstone, its affiliates, the Master Fund, the Other Blackstone Vehicles and/or their portfolio companies may enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with Blackstone) from time to time whereby such counterparty may charge lower rates and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including without limitation, volume of transactions entered into with such counterparty by Blackstone, its affiliates, the Master Fund, the Other Blackstone Vehicles and their portfolio companies in the aggregate. However, the Investment Manager and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Master Fund, Other Blackstone Vehicles and/or portfolio entities for the same services.

Blackstone will from time to time hold equity or other investments in companies or businesses (even if they are not “affiliates” of Blackstone) that provide services to or otherwise contract with the Master Fund. Blackstone has in the past entered (and can be expected in the future to enter) into relationships with companies in the information technology and other industries whereby Blackstone acquires an equity or similar interest in such company. In connection with such relationships, Blackstone may also make referrals and/or introductions to the Master Fund (which may result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone that are tied or related to participation by us and Other Blackstone Vehicles). The Master Fund will not share in any fees or economics accruing to Blackstone as a result of these relationships and/or our participation in these relationships.

Blackstone receives various kinds of portfolio company/entity data and information (including from portfolio companies and/or entities of the Master Fund), such as data and information relating to business operations, trends, budgets, customers and other metrics (this data is sometimes referred to as “big data”). As a result, Blackstone may be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes, as a result of information learned from a portfolio company. In furtherance of the foregoing, Blackstone may enter into information sharing and use arrangements with portfolio companies and/or entities. Blackstone believes that access to this information furthers the interests of the shareholders by providing opportunities for operational improvements across portfolio companies and/or entities and in connection with the Master Fund’s investment management activities. Subject to appropriate contractual arrangements, Blackstone may also utilize such information outside of the Master Fund’s activities in a manner that provides a material benefit to Blackstone and/or its affiliates, but not the Master Fund. The sharing and use of such information presents potential conflicts of interest. Any corresponding/resulting benefits received by Blackstone and/or its affiliates will not be subject to Management Fee offset provisions or otherwise shared with investors. As a result, the Investment Manager may have an incentive to pursue investments in companies and/or entities based on their data and information and/or to utilize such information in a manner that benefits Blackstone and/or its affiliates.

Valuation Matters. The fair value of all investments or of property received in exchange for any investments will be determined in accordance the Master Fund’s valuation policies. It may be the case that the carrying value of an investment may not reflect the price at which the investment is ultimately sold in the market, and the difference between carrying value and the ultimate sales price could be material. The valuation methodologies used to value any investment may also involve assumptions and opinions about future events, which may or may not turn out to be correct. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond Blackstone’s control. There will be no retroactive adjustment in the valuation of any investment, the offering price at which shares were purchased by shareholders or repurchased by the Master Fund or the fees and/or performance-based compensation paid to the Investment Manager to the extent any valuation was properly made in accordance with the Master Fund’s valuation procedures but proves to not accurately reflect the realizable value of an asset in the Master Fund. The valuation of investments will affect the amount and timing of the Master Fund’s Incentive Fee and the amount of Management Fees payable to the Investment Manager. As a result, there may be circumstances where the Master Fund is incentivized to determine valuations that are higher than the actual fair value of investments. For further details on the Master Fund’s valuation policies, please see “Determination of Net Asset Value and Managed Assets” in the Fund’s prospectus.

Trading by Blackstone Personnel. The officers, directors, members, managers and employees of the Investment Manager may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Blackstone policies, or otherwise determined from time to time by the Investment Manager.

Other Trading and Investing Activities. Certain Other Blackstone Vehicles may invest in securities of companies which are actual or potential companies in which the Master Fund has made or will make investments. The trading activities of those vehicles may differ from or be inconsistent with activities which are undertaken for the account of the Master Fund in such securities or related securities. In addition, the Master Fund may be precluded from pursuing an investment in an issuer as a result of such trading activities by Other Blackstone Vehicles.

Diverse Shareholder Group. The shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Investment Manager that may participate in the same investments as the Master Fund. The conflicting interests of individual shareholders with respect to other shareholders and relative to investors in other investment vehicles may relate to or arise from, among other things, the nature of investments made by the Master Fund and such other partnerships, the structuring or the acquisition of investments and the timing of disposition of investments and such other partnerships. As a consequence, conflicts of interest may arise in connection with decisions made by the Investment Manager, including with respect to the nature or structuring of investments, which may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations. In addition, the Master Fund may make investments that may have a negative impact on related investments made by the shareholders in separate transactions. In selecting and structuring investments appropriate for the Master Fund and the Fund, the Investment Manager considers the investment and tax objectives of the Master Fund and its shareholders (and those of investors in other investment vehicles managed or advised by the Investment Manager) as a whole, not the investment, tax or other objectives of any shareholders individually.

Additional Potential Conflicts. In addition, as a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and employees of the Investment Manager may take into account certain considerations and other factors in connection with the management of the business and affairs of the Master Fund and its affiliates that would not necessarily be taken into account if Blackstone were not a public company.

(a)(3) Compensation of Portfolio Managers - as of December 31, 2017:

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Investment Manager or its affiliates and not by the Fund or the Master Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of Blackstone, the parent company of the Investment Manager, which stock options may be subject to certain vesting periods. The amount of the Portfolio Managers’ discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of the Investment Manager and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Investment Manager; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to the Investment Manager derived from the management of the Fund, the Master Fund and the other accounts managed by the Investment Manager; the absolute performance of the Fund, the Master Fund and such other accounts for the preceding year; contributions by the Portfolio Managers in assisting with managing the assets of the Investment Manager; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

(a)(4) Securities Ownership of Portfolio Managers - as of February 23, 2018:

The table below shows the dollar range of the interests of the Fund and the Master Fund beneficially owned as of February 23, 2018 by each Portfolio Manager.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Jonathan Pollack	None
Michael Nash	None
Michael Wiebolt	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the 1940 Act, are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are attached hereto.

(c)	Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Real Estate Income Fund II

By:	/s/ Jonathan Pollack
Jonathan Pollack (Principal Executive Officer)
Chief Executive Officer and President

Date: March 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Pollack
Jonathan Pollack (Principal Executive Officer)
Chief Executive Officer and President

Date: March 6, 2018

By:	/s/ Anthony F. Marone, Jr.
Anthony F. Marone, Jr. (Principal Financial and Accounting Officer)
Chief Financial Officer and Treasurer

Date: March 6, 2018